Securities Act of 1933 Registration No. 033-20773

Investment Company Act of 1940 Registration No. 811-05511

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  89

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  89

Variable Insurance Products Fund II

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

 Margaret Carey, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 29, 2024 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Emerging Markets Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Emerging Markets Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Consolidated Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Emerging Markets Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Emerging Markets Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.85 % A, B	0.85 % A, B	0.85 % A, B
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.04 % B	0.04 % B	0.04 % B
Total annual operating expenses	0.89%	0.99%	1.14%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.11%, 0.11%, and 0.11% for Initial Class, Service Class, and Service Class 2, respectively, was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$91	$101	$116
3 years	$284	$315	$362
5 years	$493	$547	$628
10 years	$1,096	$1,213	$1,386

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Normally investing primarily in common stocks.
  Allocating investments across different emerging markets countries.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign and Emerging Markets Risk.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

  Geographic Exposure to Asia.

Because the fund invests a meaningful portion of its assets in Asia, the fund's performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

  Geographic Exposure to China.

Because the fund invests a meaningful portion of its assets in China, the fund's performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. The fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangements with the Chinese company.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
1.38%	- 9.97%	3.24%	47.40%	- 18.00%	29.46%	31.27%	- 2.17%	- 20.17%	9.66%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	25.66%	December 31, 2020
Lowest Quarter Return	- 21.61%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	9.66%	7.79%	5.18%
Service Class	9.61%	7.69%	5.08%
Service Class 2	9.49%	7.55%	4.92%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	9.86%	3.71%	2.70%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Sam Polyak (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Emerging Markets Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally allocates the fund's investments across different emerging markets countries.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular group of countries, the fund's performance is expected to be closely tied to social, political, and economic conditions within that group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.

Special Considerations regarding Asia . Most Asian economies, particularly Asian emerging markets economies, are characterized by over-extension of credit, frequent currency fluctuations, devaluations, and restrictions, unstable employment rates, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Recently, the markets in certain Asian countries, particularly those with emerging markets, have suffered significant currency volatility. Furthermore, increased political and social unrest in some Asian countries and slower economic growth could cause further economic and market uncertainty and economic decline in the entire region in the event of economic sanctions or military conflicts.

Special Considerations regarding China . The Chinese economy is dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. The willingness and ability of the Chinese government to support the Chinese economy and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Also, foreign investments may be subject to certain restrictions. Changes in Chinese government policy and economic growth rates could significantly affect local markets. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. Concerns exist regarding a potential trade war between China and the United States, which may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, all of which may have a negative impact on a fund's investments.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE's arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. Thus, limiting the remedies and rights of investors such as the fund. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Emerging Markets Portfolio normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets.

Country or Geographic Region

The Adviser considers a number of factors to determine whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Emerging Markets Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Emerging Markets Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management.

FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)) , at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management.

FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Sam Polyak is Portfolio Manager of VIP Emerging Markets Portfolio, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Polyak has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Initial Class	Service Class	Service Class 2
VIP Emerging Markets Portfolio	0.85%	0.85%	0.85%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP Emerging Markets Portfolio	0.77% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK).

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.87	$12.59	$14.75	$12.68	$9.95
Income from Investment Operations
Net investment income (loss) A,B	.21 C	.24	.21	.11	.26 D
Net realized and unrealized gain (loss)	.74	(2.78)	(.47)	3.46	2.66
Total from investment operations	.95	(2.54)	(.26)	3.57	2.92
Distributions from net investment income	(.24)	(.18)	(.31)	(.10)	(.19)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.24)	(.18)	(1.90)	(1.50) E	(.19)
Net asset value, end of period	$10.58	$9.87	$12.59	$14.75	$12.68
Total Return F,G	9.66%	(20.17)%	(2.17)%	31.27%	29.46%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.92%	.92%	.91%	.92%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.92%	.96%
Expenses net of all reductions	.91%	.91%	.91%	.90%	.91%
Net investment income (loss)	2.04% C	2.29%	1.47%	.97%	2.25% D
Supplemental Data
Net assets, end of period (000 omitted)	$487,596	$413,887	$484,510	$399,283	$273,578
Portfolio turnover rate J	39%	62%	46%	80%	135%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.57%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$12.61	$14.77	$12.70	$9.97
Income from Investment Operations
Net investment income (loss) A,B	.20 C	.23	.20	.11	.25 D
Net realized and unrealized gain (loss)	.74	(2.78)	(.47)	3.45	2.66
Total from investment operations	.94	(2.55)	(.27)	3.56	2.91
Distributions from net investment income	(.22)	(.17)	(.29)	(.10)	(.18)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.22)	(.17)	(1.89) E	(1.49)	(.18)
Net asset value, end of period	$10.61	$9.89	$12.61	$14.77	$12.70
Total Return F,G	9.61%	(20.26)%	(2.28)%	31.17%	29.30%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.02%	1.02%	1.01%	1.02%	1.06%
Expenses net of fee waivers, if any	1.01%	1.01%	1.01%	1.02%	1.06%
Expenses net of all reductions	1.01%	1.01%	1.01%	1.00%	1.01%
Net investment income (loss)	1.94% C	2.19%	1.37%	.87%	2.16% D
Supplemental Data
Net assets, end of period (000 omitted)	$177,698	$197,602	$319,731	$316,596	$36,185
Portfolio turnover rate J	39%	62%	46%	80%	135%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.47%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.86	$12.58	$14.74	$12.69	$9.96
Income from Investment Operations
Net investment income (loss) A,B	.18 C	.21	.18	.09	.23 D
Net realized and unrealized gain (loss)	.75	(2.77)	(.47)	3.44	2.67
Total from investment operations	.93	(2.56)	(.29)	3.53	2.90
Distributions from net investment income	(.21)	(.16)	(.28)	(.08)	(.17)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.21)	(.16)	(1.87)	(1.48) E	(.17)
Net asset value, end of period	$10.58	$9.86	$12.58	$14.74	$12.69
Total Return F,G	9.49%	(20.37)%	(2.41)%	30.88%	29.19%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.17%	1.17%	1.16%	1.17%	1.21%
Expenses net of fee waivers, if any	1.16%	1.17%	1.16%	1.17%	1.21%
Expenses net of all reductions	1.16%	1.17%	1.16%	1.15%	1.16%
Net investment income (loss)	1.79% C	2.04%	1.22%	.72%	2.01% D
Supplemental Data
Net assets, end of period (000 omitted)	$157,772	$137,866	$145,374	$91,103	$47,476
Portfolio turnover rate J	39%	62%	46%	80%	135%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.32%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors in emerging markets. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.858132.118	VIPEM-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Investor Class

Emerging Markets Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Emerging Markets Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Consolidated Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Emerging Markets Portfolio

/Investor Class

Investment Objective

VIP Emerging Markets Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.93 % A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.04 % B
Total annual operating expenses	0.97%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.18% was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$99
3 years	$309
5 years	$536
10 years	$1,190

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Normally investing primarily in common stocks.
  Allocating investments across different emerging markets countries.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign and Emerging Markets Risk.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

  Geographic Exposure to Asia.

Because the fund invests a meaningful portion of its assets in Asia, the fund's performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

  Geographic Exposure to China.

Because the fund invests a meaningful portion of its assets in China, the fund's performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. The fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangements with the Chinese company.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
1.30%	- 10.08%	3.06%	47.32%	- 18.02%	29.38%	31.16%	- 2.28%	- 20.20%	9.61%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.65%	December 31, 2020
Lowest Quarter Return	- 21.62%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Investor Class	9.61%	7.72%	5.10%
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	9.86%	3.71%	2.70%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Sam Polyak (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Emerging Markets Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally allocates the fund's investments across different emerging markets countries.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund concentrates its investments in a particular group of countries, the fund's performance is expected to be closely tied to social, political, and economic conditions within that group of countries and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.

Special Considerations regarding Asia . Most Asian economies, particularly Asian emerging markets economies, are characterized by over-extension of credit, frequent currency fluctuations, devaluations, and restrictions, unstable employment rates, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Recently, the markets in certain Asian countries, particularly those with emerging markets, have suffered significant currency volatility. Furthermore, increased political and social unrest in some Asian countries and slower economic growth could cause further economic and market uncertainty and economic decline in the entire region in the event of economic sanctions or military conflicts.

Special Considerations regarding China . The Chinese economy is dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. The willingness and ability of the Chinese government to support the Chinese economy and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Also, foreign investments may be subject to certain restrictions. Changes in Chinese government policy and economic growth rates could significantly affect local markets. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. Concerns exist regarding a potential trade war between China and the United States, which may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, all of which may have a negative impact on a fund's investments.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE's arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. Thus, limiting the remedies and rights of investors such as the fund. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Emerging Markets Portfolio normally invests at least 80% of its assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets.

Country or Geographic Region

The Adviser considers a number of factors to determine whether an investment is tied economically to a particular country or region, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Emerging Markets Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Emerging Markets Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management.

FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)) , at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management.

FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Sam Polyak is Portfolio Manager of VIP Emerging Markets Portfolio, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Polyak has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Investor Class
VIP Emerging Markets Portfolio	0.93%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP Emerging Markets Portfolio	0.77% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK).

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares.

This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.82	$12.52	$14.68	$12.63	$9.91
Income from Investment Operations
Net investment income (loss) A,B	.20 C	.23	.20	.10	.25 D
Net realized and unrealized gain (loss)	.74	(2.76)	(.47)	3.44	2.65
Total from investment operations	.94	(2.53)	(.27)	3.54	2.90
Distributions from net investment income	(.23)	(.17)	(.30)	(.10)	(.18)
Distributions from net realized gain	-	-	(1.59)	(1.39)	-
Total distributions	(.23)	(.17)	(1.89)	(1.49)	(.18)
Net asset value, end of period	$10.53	$9.82	$12.52	$14.68	$12.63
Total Return E,F	9.61%	(20.20)%	(2.28)%	31.16%	29.38%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.99%	.99%	.99%	1.00%	1.04%
Expenses net of fee waivers, if any	.99%	.99%	.99%	1.00%	1.04%
Expenses net of all reductions	.99%	.99%	.99%	.98%	.99%
Net investment income (loss)	1.96% C	2.22%	1.39%	.89%	2.18% D
Supplemental Data
Net assets, end of period (000 omitted)	$210,708	$220,389	$303,059	$293,751	$209,811
Portfolio turnover rate I	39%	62%	46%	80%	135%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.49%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

MSCI Emerging Markets Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors in emerging markets. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.858151.117	VIPEMINVR-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Index 500 Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Index 500 Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Index 500 Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 ® Index.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.045%	0.045%	0.045%
Distribution and/or Service (12b-1) fees	None	0.100%	0.250%
Other expenses	0.056%	0.056%	0.056%
Total annual operating expenses	0.101%	0.201%	0.351%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$10	$21	$36
3 years	$33	$65	$113
5 years	$57	$113	$197
10 years	$130	$256	$444

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in common stocks included in the S&P 500® Index.
  Lending securities to earn income for the fund.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

  Securities Lending Risk.

Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
13.57%	1.33%	11.86%	21.71%	- 4.49%	31.35%	18.24%	28.58%	- 18.21%	26.19%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	20.54%	June 30, 2020
Lowest Quarter Return	- 19.66%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	26.19%	15.56%	11.92%
Service Class	26.07%	15.45%	11.81%
Service Class 2	25.88%	15.27%	11.64%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (Senior Portfolio Manager) has managed the fund since 2009.

Peter Matthew (Senior Portfolio Manager) has managed the fund since 2012.

Navid Sohrabi (Senior Portfolio Manager) has managed the fund since 2019.

Robert Regan (Portfolio Manager) has managed the fund since 2016.

Payal Gupta (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 ® Index.

Principal Investment Strategies

Geode Capital Management, LLC (Geode) normally invests at least 80% of the fund's assets in common stocks included in the S&P 500 ® Index. The S&P 500 ® Index is a widely recognized, unmanaged index of common stock prices.

The fund may not always hold all of the same securities as the S&P 500® Index. Geode may use statistical sampling techniques to attempt to replicate the returns of the index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, and earnings growth.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The fund may lend securities to broker-dealers or other institutions to earn income for the fund.

If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty ( e.g., broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the shares outstanding of the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Securities Lending Risk . Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Other Investment Strategies

In addition to the principal investment strategies discussed above, Geode may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Index 500 Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500 ® Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Index 500 Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Index 500 Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser is responsible for handling the fund's business affairs.

Sub-Adviser(s)

Pursuant to an SEC exemptive order, the Adviser intends to act as a manager of managers, meaning that the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Geode , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-adviser for the fund. As of December 31, 2023, Geode had approximately $1.0 trillion in discretionary assets under management.

Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

Portfolio Manager(s)

Louis Bottari is Senior Portfolio Manager of VIP Index 500 Portfolio, which he has managed since 2009. He also manages other funds. Since joining Geode in 2008, Mr. Bottari has worked as an assistant portfolio manager, portfolio manager, and senior portfolio manager.

Peter Matthew is Senior Portfolio Manager of VIP Index 500 Portfolio, which he has managed since 2012. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, portfolio manager, and senior portfolio manager.

Navid Sohrabi is Senior Portfolio Manager of VIP Index 500 Portfolio, which he has managed since 2019. He also manages other funds. Since joining Geode in 2019, Mr. Sohrabi has worked as a portfolio manager and senior portfolio manager.

Robert Regan is Portfolio Manager of VIP Index 500 Portfolio, which he has managed since 2016. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager.

Payal Gupta is Portfolio Manager of VIP Index 500 Portfolio, which she has managed since 2019. She also manages other funds. Since joining Geode in 2019, Ms. Gupta has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The Adviser pays all of the other expenses of the fund with certain exceptions.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
VIP Index 500 Portfolio	0.045%

The Adviser pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Index 500 Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$374.78	$468.27	$371.59	$320.35	$252.46
Income from Investment Operations
Net investment income (loss) A,B	6.54	6.03	5.42	5.43	5.54
Net realized and unrealized gain (loss)	90.48	(90.47)	99.69	52.57	72.46
Total from investment operations	97.02	(84.44)	105.11	58.00	78.00
Distributions from net investment income	(6.24)	(5.95)	(5.38)	(5.72)	(5.82)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(10.01)	(9.05) C	(8.43) C	(6.76)	(10.11)
Net asset value, end of period	$461.79	$374.78	$468.27	$371.59	$320.35
Total Return D,E	26.19%	(18.21)%	28.58%	18.24%	31.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.57%	1.50%	1.28%	1.70%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$11,016,176	$8,488,600	$10,323,307	$7,930,738	$7,294,879
Portfolio turnover rate H	4%	7%	2%	8%	7%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Index 500 Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$373.19	$466.34	$370.12	$319.14	$251.57
Income from Investment Operations
Net investment income (loss) A,B	6.10	5.60	4.97	5.09	5.23
Net realized and unrealized gain (loss)	90.08	(90.11)	99.27	52.34	72.18
Total from investment operations	96.18	(84.51)	104.24	57.43	77.41
Distributions from net investment income	(5.84)	(5.55)	(4.98)	(5.41)	(5.55)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(9.61)	(8.64)	(8.02)	(6.45)	(9.84)
Net asset value, end of period	$459.76	$373.19	$466.34	$370.12	$319.14
Total Return C,D	26.07%	(18.30)%	28.45%	18.13%	31.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.47%	1.40%	1.18%	1.60%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$183,012	$145,264	$175,058	$138,695	$117,666
Portfolio turnover rate G	4%	7%	2%	8%	7%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$369.70	$461.95	$366.73	$316.37	$249.51
Income from Investment Operations
Net investment income (loss) A,B	5.43	4.98	4.30	4.61	4.77
Net realized and unrealized gain (loss)	89.18	(89.29)	98.34	51.78	71.54
Total from investment operations	94.61	(84.31)	102.64	56.39	76.31
Distributions from net investment income	(5.26)	(4.84)	(4.38)	(4.99)	(5.16)
Distributions from net realized gain	(3.77)	(3.09)	(3.04)	(1.04)	(4.29)
Total distributions	(9.03)	(7.94) C	(7.42)	(6.03)	(9.45)
Net asset value, end of period	$455.28	$369.70	$461.95	$366.73	$316.37
Total Return D,E	25.88%	(18.42)%	28.26%	17.95%	31.02%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.32%	1.25%	1.03%	1.45%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,329,094	$1,587,871	$2,535,922	$2,016,568	$1,862,974
Portfolio turnover rate H	4%	7%	2%	8%	7%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

S&P 500 ® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The index or indices are a product of S&P Dow Jones Indices LLC ("SPDJI"), and has/have been licensed for use by the Adviser. Standard & Poor's ® and S&P ® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones ® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the index or indices to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices' only relationship to the Adviser with respect to the index or indices is the licensing of the index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The index is or indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the fund(s). S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund(s) or the timing of the issuance or sale of the fund(s) or in the determination or calculation of the equation by which the fund(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund(s). There is no assurance that investment products based on the index or indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.797997.120	VI5-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Disciplined Small Cap Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Disciplined Small Cap Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Disciplined Small Cap Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Disciplined Small Cap Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.24 % A	0.24 % A	0.24 % A
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.12%	0.12%	0.12%
Total annual operating expenses	0.36%	0.46%	0.61%
A Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$37	$47	$62
3 years	$116	$148	$195
5 years	$202	$258	$340
10 years	$456	$579	$762

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 100 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the S&P SmallCap 600® Index).
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using computer-aided, quantitative analysis of historical valuation, growth, profitability, and other factors to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

  "Growth" Investing.

"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

  "Value" Investing.

"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

  Quantitative Investing.

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

  Small Cap Investing.

The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
5.28%	- 1.99%	22.68%	7.02%	- 13.08%	23.71%	18.45%	20.66%	- 18.23%	20.96%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	31.72%	December 31, 2020
Lowest Quarter Return	- 31.38%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	20.96%	11.83%	7.49%
Service Class	20.83%	11.70%	7.38%
Service Class 2	20.67%	11.54%	7.21%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	9.97%	7.16%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager.

Portfolio Manager(s)

Shashi Naik (Co-Portfolio Manager) has managed the fund since 2014.

Anna Lester (Co-Portfolio Manager) has managed the fund since 2019.

George Liu (Co-Portfolio Manager) has managed the fund since 2024.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Disciplined Small Cap Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, the Adviser generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 ® Index or the S&P SmallCap 600 ® Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser uses a disciplined approach that involves computer-aided, quantitative analysis. The Adviser's proprietary multifactor model systematically reviews thousands of stocks, based on measures such as historical valuation, growth, profitability, and other factors.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Cap Investing . The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the fund may also lend securities to broker-dealers or other institutions to earn income.

The Adviser may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Disciplined Small Cap Portfolio   normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Disciplined Small Cap Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Disciplined Small Cap Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Pursuant to an SEC exemptive order, the Adviser may from time to time act as a manager of managers, meaning that the Adviser will have the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Portfolio Manager(s)

Anna Lester is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which she has managed since 2019. She also manages other funds. Since joining FMR in 2022, Ms. Lester has worked as a portfolio manager. Prior to joining FMR, Ms. Lester worked at Geode Capital Management LLC (Geode) from 2019 to 2022, most recently as senior portfolio manager, and at State Street Global Advisors from 2005 to 2019, most recently as senior portfolio manager.

George Liu is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which he has managed since 2024. He also manages other funds. Since joining FMR in 2022, Mr. Liu has worked as a portfolio manager. Prior to joining FMR, Mr. Liu worked at Geode Capital Management LLC (Geode) from 2004 to 2022, most recently as portfolio manager.

Shashi Naik is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which he has managed since 2014. He also manages other funds. Since joining FMR in 2022, Mr. Naik has worked as a portfolio manager. Prior to joining FMR, Mr. Naik worked at Geode Capital Management LLC (Geode) from 2010 to 2022, most recently as portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The total management fee for the fund for the fiscal year ended December 31, 2023 was 0.34% of the fund's average net assets. On November 1, 2023, the annual management fee rate for the fund has been reduced to 0.24% of its average net assets.

On February 1, 2022, the Adviser reduced the management fee rate for the fund from 0.45% to 0.36% of its average net assets.

For the fiscal year ended December 31, 2022, the fund paid an aggregate management fee of 0.37% of its average net assets.

The basis for the Board of Trustees approving the management contract for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.62	$20.38	$17.27	$14.68	$13.07
Income from Investment Operations
Net investment income (loss) A,B	.15	.14	.10	.10	.15
Net realized and unrealized gain (loss)	2.69	(3.56)	3.44	2.60	2.81
Total from investment operations	2.84	(3.42)	3.54	2.70	2.96
Distributions from net investment income	(.16)	(.13)	(.08)	(.11)	(.14)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.16)	(3.34)	(.43)	(.11)	(1.35)
Net asset value, end of period	$16.30	$13.62	$20.38	$17.27	$14.68
Total Return C,D	20.96%	(18.23)%	20.66%	18.45%	23.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.46%	.49%	.57%	.60%	.59%
Expenses net of fee waivers, if any	.46%	.49%	.57%	.60%	.59%
Expenses net of all reductions	.46%	.49%	.57%	.60%	.59%
Net investment income (loss)	1.00%	.96%	.48%	.77%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$29,418	$25,329	$30,964	$23,919	$23,600
Portfolio turnover rate G	100%	102%	92%	57%	77%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.68	$20.45	$17.33	$14.74	$13.12
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.08	.09	.13
Net realized and unrealized gain (loss)	2.70	(3.58)	3.46	2.59	2.83
Total from investment operations	2.83	(3.45)	3.54	2.68	2.96
Distributions from net investment income	(.14)	(.11)	(.06)	(.09)	(.13)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.14)	(3.32)	(.42) C	(.09)	(1.34)
Net asset value, end of period	$16.37	$13.68	$20.45	$17.33	$14.74
Total Return D,E	20.83%	(18.30)%	20.53%	18.28%	23.59%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.56%	.59%	.67%	.70%	.69%
Expenses net of fee waivers, if any	.56%	.59%	.67%	.70%	.69%
Expenses net of all reductions	.56%	.59%	.67%	.70%	.69%
Net investment income (loss)	.90%	.86%	.38%	.67%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$241	$201	$301	$255	$217
Portfolio turnover rate H	100%	102%	92%	57%	77%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.65	$20.42	$17.30	$14.72	$13.11
Income from Investment Operations
Net investment income (loss) A,B	.11	.10	.05	.07	.11
Net realized and unrealized gain (loss)	2.70	(3.57)	3.46	2.59	2.82
Total from investment operations	2.81	(3.47)	3.51	2.66	2.93
Distributions from net investment income	(.13)	(.09)	(.03)	(.08)	(.11)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.13)	(3.30)	(.39) C	(.08)	(1.32)
Net asset value, end of period	$16.33	$13.65	$20.42	$17.30	$14.72
Total Return D,E	20.67%	(18.45)%	20.39%	18.12%	23.37%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.71%	.74%	.82%	.85%	.84%
Expenses net of fee waivers, if any	.71%	.74%	.82%	.85%	.84%
Expenses net of all reductions	.71%	.74%	.82%	.85%	.84%
Net investment income (loss)	.75%	.71%	.23%	.52%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$28,724	$18,360	$20,389	$13,720	$9,767
Portfolio turnover rate H	100%	102%	92%	57%	77%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Russell 2000 ® Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 ® Index.

S&P SmallCap 600 ® Index   is designed to measure the performance of the 600 small-sized companies in the U.S., reflecting this market segment's distinctive risk and return characteristics. Measuring a segment of the market that is typically known for less liquidity and potentially less financial stability than large caps, the index was constructed to be an efficient benchmark composed of small-cap companies that meet investability and financial viability criteria.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.820577.121	VDSC-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Investor Class

International Capital Appreciation Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP International Capital Appreciation Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP International Capital Appreciation Portfolio

/Investor Class

Investment Objective

VIP International Capital Appreciation Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.82 % A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.04 % B
Total annual operating expenses	0.86%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$88
3 years	$274
5 years	$477
10 years	$1,061

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in non-U.S. securities, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Normally investing primarily in common stocks.
  Allocating investments across different countries and regions.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

  Geographic Exposure to Europe.

Because the fund invests a meaningful portion of its assets in Europe, the fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
2.99%	3.08%	- 3.01%	36.33%	- 12.80%	33.16%	22.14%	12.24%	- 26.45%	27.42%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	19.15%	June 30, 2020
Lowest Quarter Return	- 18.88%	June 30, 2022

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Investor Class	27.42%	11.34%	7.67%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees or expenses)	15.82%	7.26%	4.00%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Sammy Simnegar (Portfolio Manager) has managed the fund since 2008.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP International Capital Appreciation Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Adviser normally invests the fund's assets primarily in common stocks. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

The Adviser normally allocates the fund's investments across different countries and regions.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.

Special Considerations regarding Europe . Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls with which EU members and candidates for EMU membership are required to comply. In addition, the private and public sectors' debt problems of a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States, public deficits are an ongoing concern in many European countries, the region is currently facing great political and economic uncertainty and many European economies are experiencing slow economic growth or recession. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. The EU faces challenges related to member states seeking to change their relationship with the EU, exemplified by the United Kingdom's withdrawal. There can be significant uncertainty as to the terms and consequences of one or more member states seeking to change their relationship with the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and such member state's economies, as well as the broader global economy. Companies with a significant amount of business in the member state or Europe may experience lower revenue and/or profit growth, which may adversely affect the value of a fund's investments. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP International Capital Appreciation Portfolio	February, December

Fund Name	Capital Gains Paid
VIP International Capital Appreciation Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management.

FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)) , at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management.

FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Sammy Simnegar is Portfolio Manager of VIP International Capital Appreciation Portfolio, which he has managed since 2008. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Investor Class
VIP International Capital Appreciation Portfolio	0.82%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP International Capital Appreciation Portfolio	0.67% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK).

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares.

This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.53	$24.15	$22.85	$19.35	$14.71
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	- C	.06	.12 D
Net realized and unrealized gain (loss)	4.47	(6.17)	2.72	4.10	4.75
Total from investment operations	4.53	(6.13)	2.72	4.16	4.87
Distributions from net investment income	(.06)	(.03)	-	(.05)	(.07) E
Distributions from net realized gain	-	(1.45)	(1.42)	(.61)	(.16) E
Total distributions	(.06)	(1.49) F	(1.42)	(.66)	(.23)
Net asset value, end of period	$21.00	$16.53	$24.15	$22.85	$19.35
Total Return G,H	27.42%	(26.45)%	12.24%	22.14%	33.16%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.90%	.90%	.90%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.90%	.90%	.92%	.94%
Expenses net of all reductions	.90%	.90%	.90%	.88%	.92%
Net investment income (loss)	.32%	.25%	-% K	.32%	.70% D
Supplemental Data
Net assets, end of period (000 omitted)	$342,421	$277,031	$426,865	$378,864	$319,432
Portfolio turnover rate L	72%	104%	147%	158%	137%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount represents less than .005%.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

MSCI ACWI (All Country World Index) ex USA Index   is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of large and mid cap stocks in developed and emerging markets, excluding the United States. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

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You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

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The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.906033.115	VIPCAR-INV-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

International Index Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP International Index Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP International Index Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP International Index Portfolio seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.11%	0.11%	0.11%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.06%	0.06%	0.06%
Total annual operating expenses	0.17%	0.27%	0.42%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$17	$28	$43
3 years	$55	$87	$135
5 years	$96	$152	$235
10 years	$217	$343	$530

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 6 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the Fidelity Global ex U.S. IndexSM and in depositary receipts representing securities included in the index. The Fidelity Global ex U.S. IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of non-U.S. large- and mid-cap stocks
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes to attempt to replicate the returns of the Fidelity Global ex U.S. Index℠.
  Lending securities to earn income for the fund.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign and Emerging Markets Risk.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

  Geographic Exposure to Europe.

Because the fund invests a meaningful portion of its assets in Europe, the fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

  Geographic Exposure to the Pacific Basin.

Because the fund invests a meaningful portion of its assets in the Pacific Basin, the fund's performance is expected to be closely tied to social, political, and economic conditions within the Pacific Basin and to be more volatile than the performance of more geographically diversified funds.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

  Securities Lending Risk.

Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2019	2020	2021	2022	2023
21.53%	10.69%	7.72%	- 16.02%	16.16%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	17.25%	June 30, 2020
Lowest Quarter Return	- 23.71%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Life of class
Initial Class	16.16%	7.17%	3.38 % A
Service Class	16.04%	-	4.89 % B
Service Class 2	15.88%	6.89%	3.13 % C
Fidelity Global ex U.S. Index℠ (reflects no deduction for fees or expenses)	16.67%	7.59%	3.82%

A From April 17, 2018 .

B From April 11, 2019 .
C From April 17, 2018 .

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (Senior Portfolio Manager) has managed the fund since 2018.

Peter Matthew (Senior Portfolio Manager) has managed the fund since 2018.

Navid Sohrabi (Senior Portfolio Manager) has managed the fund since 2019.

Robert Regan (Portfolio Manager) has managed the fund since 2018.

Payal Gupta (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP International Index Portfolio seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.

Principal Investment Strategies

Geode Capital Management, LLC (Geode) normally invests at least 80% of the fund's assets in securities included in the Fidelity Global ex U.S. Index SM and in depositary receipts representing securities included in the index. The Fidelity Global ex U.S. Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of non-U.S. large- and mid-cap stocks.

The fund may not always hold all of the same securities as the Fidelity Global ex U.S. Index℠. Geode may use statistical sampling techniques to attempt to replicate the returns of the index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The fund may lend securities to broker-dealers or other institutions to earn income.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign and Emerging Markets Risk.   Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.

Special Considerations regarding Europe . Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls with which EU members and candidates for EMU membership are required to comply. In addition, the private and public sectors' debt problems of a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States, public deficits are an ongoing concern in many European countries, the region is currently facing great political and economic uncertainty and many European economies are experiencing slow economic growth or recession. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. The EU faces challenges related to member states seeking to change their relationship with the EU, exemplified by the United Kingdom's withdrawal. There can be significant uncertainty as to the terms and consequences of one or more member states seeking to change their relationship with the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and such member state's economies, as well as the broader global economy. Companies with a significant amount of business in the member state or Europe may experience lower revenue and/or profit growth, which may adversely affect the value of a fund's investments. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro.

Special Considerations regarding the Pacific Basin.   The Pacific Basin economies are in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. Many of the Pacific Basin economies may be intertwined, so they may experience economic downturns at the same time. Furthermore, many of the Pacific Basin economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The Australia and New Zealand economies are heavily dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the shares outstanding of the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

The index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. There is no assurance that the index's methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities. Information about non-U.S. issuers, particularly emerging markets issuers, may be unavailable or unreliable, which could increase the risk of errors in index data, computation, and construction. Any such errors could significantly impact the fund's performance.

Securities Lending Risk . Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, Geode may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Fidelity Global ex U.S. Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of non-U.S. large- and mid-cap stocks. The index was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all non-U.S. developed and emerging markets stocks meeting certain market capitalization, liquidity and investability requirements (i.e., a float-adjusted market capitalization on a country by country basis with the top 98% of each country's total market cap included, a float-adjusted market capitalization greater than $100 million, the ratio of free float shares to total outstanding shares must be greater than 15%, and minimum six-month volume traded of $25 million). The index, which is limited to the top 90% of stocks by market cap within each country, included approximately 2,218 constituents as of December 31, 2023. The index is rebalanced annually, with a provision to make adjustments for certain corporate actions on a quarterly basis. FPS is the index provider. FPS is an affiliated person of the Adviser.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP International Index Portfolio normally invests at least 80% of its assets in common stock included in the Fidelity Global ex U.S. Index SM and in depositary receipts representing securities included in the index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP International Index Portfolio	February, December

Fund Name	Capital Gains Paid
VIP International Index Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser is responsible for handling the fund's business affairs.

Sub-Adviser(s)

Pursuant to an SEC exemptive order, the Adviser intends to act as a manager of managers, meaning that the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Geode , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-adviser for the fund. As of December 31, 2023, Geode had approximately $1.0 trillion in discretionary assets under management.

Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

Portfolio Manager(s)

Louis Bottari is Senior Portfolio Manager of VIP International Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2008, Mr. Bottari has worked as an assistant portfolio manager, portfolio manager, and senior portfolio manager.

Peter Matthew is Senior Portfolio Manager of VIP International Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, portfolio manager, and senior portfolio manager.

Navid Sohrabi is Senior Portfolio Manager of VIP International Index Portfolio, which he has managed since 2019. He also manages other funds. Since joining Geode in 2019, Mr. Sohrabi has worked as a portfolio manager and senior portfolio manager.

Robert Regan is Portfolio Manager of VIP International Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager.

Payal Gupta is Portfolio Manager of VIP International Index Portfolio, which she has managed since 2019. She also manages other funds. Since joining Geode in 2019, Ms. Gupta has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The Adviser pays all of the other expenses of the fund with certain exceptions.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
VIP International Index Portfolio	0.11%

The Adviser pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP International Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$11.45	$10.95	$10.03	$8.45
Income from Investment Operations
Net investment income (loss) A,B	.29	.29	.28	.20	.27
Net realized and unrealized gain (loss)	1.21	(2.12)	.56	.87	1.54
Total from investment operations	1.50	(1.83)	.84	1.07	1.81
Distributions from net investment income	(.29)	(.22)	(.30)	(.15)	(.21)
Distributions from net realized gain	-	-	(.04)	- C	(.02)
Total distributions	(.29)	(.22)	(.34)	(.15)	(.23)
Net asset value, end of period	$10.61	$9.40	$11.45	$10.95	$10.03
Total Return D,E	16.16%	(16.02)%	7.72%	10.69%	21.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.17%	.17%	.17%	.17%	.17%
Expenses net of fee waivers, if any	.17%	.17%	.17%	.17%	.17%
Expenses net of all reductions	.17%	.17%	.17%	.17%	.17%
Net investment income (loss)	2.85%	2.96%	2.38%	2.08%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$432,410	$313,947	$346,107	$213,113	$125,050
Portfolio turnover rate H	6%	20%	18%	10%	4%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Totalreturns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$11.44	$10.94	$10.02	$9.48
Income from Investment Operations
Net investment income (loss) B,C	.28	.30	.27	.18	.16
Net realized and unrealized gain (loss)	1.21	(2.14)	.56	.88	.61
Total from investment operations	1.49	(1.84)	.83	1.06	.77
Distributions from net investment income	(.28)	(.20)	(.29)	(.14)	(.20)
Distributions from net realized gain	-	-	(.04)	- D	(.02)
Total distributions	(.28)	(.20)	(.33)	(.14)	(.23) E
Net asset value, end of period	$10.61	$9.40	$11.44	$10.94	$10.02
Total Return F,G,H	16.04%	(16.13)%	7.65%	10.60%	8.15%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.27%	.27%	.27%	.27%	.27% K
Expenses net of fee waivers, if any	.27%	.27%	.27%	.27%	.27% K
Expenses net of all reductions	.27%	.27%	.27%	.27%	.27% K
Net investment income (loss)	2.75%	2.86%	2.28%	1.98%	2.90% K
Supplemental Data
Net assets, end of period (000 omitted)	$11,438	$8,884	$54,755	$5,832	$4,701
Portfolio turnover rate L	6%	20%	18%	10%	4% K

A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returnsdo not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

H Total returnsfor periods of less than one year are not annualized.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.36	$11.41	$10.92	$10.02	$8.46
Income from Investment Operations
Net investment income (loss) A,B	.26	.26	.25	.17	.25
Net realized and unrealized gain (loss)	1.21	(2.10)	.56	.87	1.53
Total from investment operations	1.47	(1.84)	.81	1.04	1.78
Distributions from net investment income	(.27)	(.21)	(.28)	(.13)	(.20)
Distributions from net realized gain	-	-	(.04)	- C	(.02)
Total distributions	(.27)	(.21)	(.32)	(.14) D	(.22)
Net asset value, end of period	$10.56	$9.36	$11.41	$10.92	$10.02
Total Return E,F	15.88%	(16.21)%	7.48%	10.34%	21.16%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.42%	.42%	.42%	.42%	.42%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42%
Net investment income (loss)	2.61%	2.71%	2.13%	1.83%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$85,489	$48,729	$39,406	$15,151	$5,590
Portfolio turnover rate I	6%	20%	18%	10%	4%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total distributions per share do not sum due to rounding.

E Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Fidelity Global ex U.S. Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of non-U.S. large- and mid-cap stocks. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts (NR).

The Fidelity index or indices listed above were created by FPS using a rules-based proprietary index methodology described for the applicable fund(s) in the "Fund Basics - Investment Details" section of this prospectus.

A fund is entitled to use its index pursuant to a licensing arrangement with FPS.

The fund(s), the Adviser, and Geode have each adopted policies and procedures designed to minimize potential conflicts of interest in connection with the management of the fund(s).

Additional information regarding the index or indices is available on i.fidelity.com/indices.

The index or indices are the property of FPS, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the index or indices. The index or indices are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor's Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, " S&P Dow Jones Indices "). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the index or indices. "Calculated by S&P Dow Jones Indices" and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by FPS. S&P ®   is a registered trademark of Standard & Poor's Financial Services LLC, and Dow Jones ®   is a registered trademark of Dow Jones Trademark Holdings LLC.

The fund(s) based on the index or indices are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the index or indices to track general market performance. S&P Dow Jones Indices' only relationship to FPS with respect to the index or indices is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the index or indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the fund(s) or the timing of the issuance or sale of the fund(s) or in the determination or calculation of the equation by which the fund(s) may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund(s). S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FPS, OWNERS OF THE FUND(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

FPS is the index provider. FPS is an affiliated person of the investment adviser for the fund(s) and as such is an affiliated index provider. FPS makes no representation or warranty, express or implied, to the owners of shares of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the fund(s) to track the index or indices or of the ability of the index or indices to operate as designed. FPS has no obligation to take the needs of the fund(s) or the owners of shares of the fund(s) into consideration in determining, composing, or calculating the index or indices. FPS does not make any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or indices or any data included therein. FPS does not guarantee the accuracy, completeness, or performance of any index or the data included therein and shall have no liability in connection with any index or index calculation, errors, omissions or interruptions of any Fidelity index or any data included therein. FPS has contracted with an independent calculation agent to calculate the index or indices. Without limiting any of the foregoing, in no event shall FPS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the index or indices, even if notified of the possibility of such damages.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.9887321.107	VIIP-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Total Market Index Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Total Market Index Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Total Market Index Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Total Market Index Portfolio seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.06%	0.06%	0.06%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.06%	0.06%	0.06%
Total annual operating expenses	0.12%	0.22%	0.37%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$12	$23	$38
3 years	$39	$71	$119
5 years	$68	$124	$208
10 years	$154	$280	$468

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 2 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in common stocks included in the Fidelity U.S. Total Investable Market IndexSM, which is a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid- and small-capitalization stocks.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of the Fidelity U.S. Total Investable Market Index℠.
  Lending securities to earn income for the fund.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

  Securities Lending Risk.

Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2019	2020	2021	2022	2023
30.70%	20.30%	25.69%	- 19.22%	26.07%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	22.03%	June 30, 2020
Lowest Quarter Return	- 21.06%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Life of class
Initial Class	26.07%	15.01%	11.65 % A
Service Class	25.94%	-	12.20 % B
Service Class 2	25.71%	14.73%	11.37 % C
Fidelity U.S. Total Investable Market Index℠ (reflects no deduction for fees, expenses, or taxes)	26.16%	15.20%	11.77%

A From April 17, 2018 .

B From April 11, 2019 .
C From April 17, 2018 .

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (Senior Portfolio Manager) has managed the fund since 2018.

Peter Matthew (Senior Portfolio Manager) has managed the fund since 2018.

Navid Sohrabi (Senior Portfolio Manager) has managed the fund since 2019.

Robert Regan (Portfolio Manager) has managed the fund since 2018.

Payal Gupta (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Total Market Index Portfolio seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.

Principal Investment Strategies

Geode Capital Management, LLC (Geode) normally invests at least 80% of the fund's assets in common stocks included in the Fidelity U.S. Total Investable Market Index SM . The Fidelity U.S. Total Investable Market Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid- and small-capitalization stocks.

The fund may not always hold all of the same securities as the Fidelity U.S. Total Investable Market Index℠. Geode may use statistical sampling techniques to attempt to replicate the returns of the index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, and earnings growth.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The fund may lend securities to broker-dealers or other institutions to earn income.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the shares outstanding of the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

Securities Lending Risk . Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, Geode may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Fidelity U.S. Total Investable Market Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid- and small-capitalization stocks. The index was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements (i.e., a float-adjusted market capitalization greater than $75 million, the ratio of free float shares to total outstanding shares must be greater than 15%, and minimum six-month volume traded of $25 million). The index, which is limited to the top 3,000 companies, included approximately 2,627 constituents as of December 31, 2023. The index is rebalanced annually, with a provision to make adjustments for certain corporate actions on a quarterly basis. FPS is the index provider. FPS is an affiliated person of the Adviser.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Total Market Index Portfolio normally invests at least 80% of its assets in common stocks included in the Fidelity U.S. Total Investable Market Index SM

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Total Market Index Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Total Market Index Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser is responsible for handling the fund's business affairs.

Sub-Adviser(s)

Pursuant to an SEC exemptive order, the Adviser intends to act as a manager of managers, meaning that the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Geode , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-adviser for the fund. As of December 31, 2023, Geode had approximately $1.0 trillion in discretionary assets under management.

Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

Portfolio Manager(s)

Louis Bottari is Senior Portfolio Manager of VIP Total Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2008, Mr. Bottari has worked as an assistant portfolio manager, portfolio manager, and senior portfolio manager.

Peter Matthew is Senior Portfolio Manager of VIP Total Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, portfolio manager, and senior portfolio manager.

Navid Sohrabi is Senior Portfolio Manager of VIP Total Market Index Portfolio, which he has managed since 2019. He also manages other funds. Since joining Geode in 2019, Mr. Sohrabi has worked as a portfolio manager and senior portfolio manager.

Robert Regan is Portfolio Manager of VIP Total Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager.

Payal Gupta is Portfolio Manager of VIP Total Market Index Portfolio, which she has managed since 2019. She also manages other funds. Since joining Geode in 2019, Ms. Gupta has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The Adviser pays all of the other expenses of the fund with certain exceptions.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
VIP Total Market Index Portfolio	0.06%

The Adviser pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Total Market Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.83	$17.40	$14.07	$11.86	$9.23
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.19	.19	.20
Net realized and unrealized gain (loss)	3.36	(3.56)	3.41	2.21	2.63
Total from investment operations	3.60	(3.34)	3.60	2.40	2.83
Distributions from net investment income	(.17)	(.20)	(.17)	(.18)	(.17)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.17)	(.23)	(.27) C	(.19) C	(.20)
Net asset value, end of period	$17.26	$13.83	$17.40	$14.07	$11.86
Total Return D,E	26.07%	(19.22)%	25.69%	20.30%	30.70%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.12%	.12%	.12%	.12%	.12%
Expenses net of fee waivers, if any	.12%	.12%	.12%	.12%	.12%
Expenses net of all reductions	.12%	.12%	.12%	.12%	.12%
Net investment income (loss)	1.58%	1.45%	1.18%	1.57%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$778,339	$548,368	$569,470	$259,544	$173,833
Portfolio turnover rate H	2%	6%	3%	9%	4%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Total Market Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$13.82	$17.40	$14.07	$11.86	$10.73
Income from Investment Operations
Net investment income (loss) B,C	.23	.20	.17	.17	.13
Net realized and unrealized gain (loss)	3.35	(3.56)	3.41	2.22	1.19
Total from investment operations	3.58	(3.36)	3.58	2.39	1.32
Distributions from net investment income	(.17)	(.19)	(.15)	(.17)	(.16)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.17)	(.22)	(.25) D	(.18) D	(.19)
Net asset value, end of period	$17.23	$13.82	$17.40	$14.07	$11.86
Total Return E,F,G	25.94%	(19.33)%	25.55%	20.20%	12.36%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.22%	.22%	.22%	.22%	.22% J
Expenses net of fee waivers, if any	.22%	.22%	.22%	.22%	.22% J
Expenses net of all reductions	.22%	.22%	.22%	.22%	.22% J
Net investment income (loss)	1.48%	1.35%	1.08%	1.47%	1.68% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,865	$493	$414	$347	$111
Portfolio turnover rate K	2%	6%	3%	9%	4% J

A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Total Market Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.79	$17.36	$14.05	$11.86	$9.23
Income from Investment Operations
Net investment income (loss) A,B	.21	.17	.15	.16	.17
Net realized and unrealized gain (loss)	3.33	(3.54)	3.41	2.21	2.64
Total from investment operations	3.54	(3.37)	3.56	2.37	2.81
Distributions from net investment income	(.14)	(.18)	(.14)	(.16)	(.14)
Distributions from net realized gain	-	(.03)	(.11)	(.02)	(.03)
Total distributions	(.14)	(.20) C	(.25)	(.18)	(.18) C
Net asset value, end of period	$17.19	$13.79	$17.36	$14.05	$11.86
Total Return D,E	25.71%	(19.41)%	25.38%	19.98%	30.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.37%	.37%	.37%	.37%	.37%
Expenses net of fee waivers, if any	.37%	.37%	.37%	.37%	.37%
Expenses net of all reductions	.37%	.37%	.37%	.37%	.37%
Net investment income (loss)	1.33%	1.20%	.93%	1.32%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$54,535	$31,370	$13,135	$4,116	$1,538
Portfolio turnover rate H	2%	6%	3%	9%	4%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returnsdo not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Fidelity U.S. Total Investable Market Index ℠   is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. equity market, including large-, mid- and small-capitalization stocks.

The Fidelity index or indices listed above were created by FPS using a rules-based proprietary index methodology described for the applicable fund(s) in the "Fund Basics - Investment Details" section of this prospectus.

A fund is entitled to use its index pursuant to a licensing arrangement with FPS.

The fund(s), the Adviser, and Geode have each adopted policies and procedures designed to minimize potential conflicts of interest in connection with the management of the fund(s).

Additional information regarding the index or indices is available on i.fidelity.com/indices.

The index or indices are the property of FPS, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the index or indices. The index or indices are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor's Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, " S&P Dow Jones Indices "). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the index or indices. "Calculated by S&P Dow Jones Indices" and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by FPS. S&P ®   is a registered trademark of Standard & Poor's Financial Services LLC, and Dow Jones ®   is a registered trademark of Dow Jones Trademark Holdings LLC.

The fund(s) based on the index or indices are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the index or indices to track general market performance. S&P Dow Jones Indices' only relationship to FPS with respect to the index or indices is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the index or indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the fund(s) or the timing of the issuance or sale of the fund(s) or in the determination or calculation of the equation by which the fund(s) may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund(s). S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FPS, OWNERS OF THE FUND(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

FPS is the index provider. FPS is an affiliated person of the investment adviser for the fund(s) and as such is an affiliated index provider. FPS makes no representation or warranty, express or implied, to the owners of shares of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the fund(s) to track the index or indices or of the ability of the index or indices to operate as designed. FPS has no obligation to take the needs of the fund(s) or the owners of shares of the fund(s) into consideration in determining, composing, or calculating the index or indices. FPS does not make any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or indices or any data included therein. FPS does not guarantee the accuracy, completeness, or performance of any index or the data included therein and shall have no liability in connection with any index or index calculation, errors, omissions or interruptions of any Fidelity index or any data included therein. FPS has contracted with an independent calculation agent to calculate the index or indices. Without limiting any of the foregoing, in no event shall FPS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the index or indices, even if notified of the possibility of such damages.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.9887328.107	VTMI-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Contrafund® Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Contrafund℠ Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Consolidated Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Contrafund℠ Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Contrafund℠ Portfolio seeks long-term capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.56 % A, B	0.56 % A, B	0.56 % A, B
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.00 % B	0.00 % B	0.00 % B
Total annual operating expenses	0.56%	0.66%	0.81%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.07%, 0.07%, and 0.07% for Initial Class, Service Class, and Service Class 2, respectively, was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$57	$67	$83
3 years	$179	$211	$259
5 years	$313	$368	$450
10 years	$701	$822	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in securities of companies whose value Fidelity Management & Research Company LLC (FMR) believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

  "Growth" Investing.

"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

  "Value" Investing.

"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
11.94%	0.64%	8.04%	21.88%	- 6.38%	31.58%	30.57%	27.83%	- 26.31%	33.45%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	25.36%	June 30, 2020
Lowest Quarter Return	- 19.31%	June 30, 2022

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	33.45%	16.65%	11.61%
Service Class	33.34%	16.54%	11.50%
Service Class 2	33.12%	16.36%	11.33%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

William Danoff (Co-Portfolio Manager) has managed the fund since 2018.

Jean Park (Co-Portfolio Manager) has managed the fund since 2018.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Contrafund℠ Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests the fund's assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may invest the fund's assets in securities of private or newly public companies.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Contrafund℠ Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Contrafund℠ Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

William Danoff is Co-Portfolio Manager of VIP Contrafund SM Portfolio, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and portfolio manager.

Jean Park is Co-Portfolio Manager of VIP Contrafund SM Portfolio, which she has managed since 2018. She also manages other funds. Since joining Fidelity Investments in 2006, Ms. Park has worked as a research analyst and portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Initial Class	Service Class	Service Class 2
VIP Contrafund ℠ Portfolio	0.56%	0.56%	0.56%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP Contrafund℠ Portfolio	0.52% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Consolidated Financial Highlights

Consolidated Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund consolidated financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Contrafund℠ Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.88	$54.35	$48.17	$37.17	$32.13
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.04	.07	.16
Net realized and unrealized gain (loss)	12.32	(14.37)	12.88	11.24	9.15
Total from investment operations	12.56	(14.15)	12.92	11.31	9.31
Distributions from net investment income	(.22)	(.22)	(.02) C	(.10)	(.16)
Distributions from net realized gain	(1.59)	(2.09)	(6.72) C	(.21)	(4.11)
Total distributions	(1.81)	(2.32) D	(6.74)	(.31)	(4.27)
Net asset value, end of period	$48.63	$37.88	$54.35	$48.17	$37.17
Total Return E,F	33.45%	(26.31)%	27.83%	30.57%	31.58%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.60%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.60%	.60%	.61%	.61%
Net investment income (loss)	.55%	.50%	.08%	.17%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$8,698,765	$7,255,740	$10,409,645	$8,916,447	$6,919,369
Portfolio turnover rate I	30%	38%	34%	39%	37% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes toConsolidated ***sFinancial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Contrafund℠ Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.63	$54.00	$47.89	$36.96	$31.97
Income from Investment Operations
Net investment income (loss) A,B	.20	.17	(.01)	.03	.13
Net realized and unrealized gain (loss)	12.23	(14.27)	12.80	11.17	9.10
Total from investment operations	12.43	(14.10)	12.79	11.20	9.23
Distributions from net investment income	(.18)	(.18)	(.01) C	(.06)	(.13)
Distributions from net realized gain	(1.59)	(2.09)	(6.67) C	(.21)	(4.11)
Total distributions	(1.76) D	(2.27)	(6.68)	(.27)	(4.24)
Net asset value, end of period	$48.30	$37.63	$54.00	$47.89	$36.96
Total Return E,F	33.34%	(26.38)%	27.71%	30.43%	31.45%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.70%	.70%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.69%	.70%	.70%	.71%	.71%
Expenses net of all reductions	.69%	.70%	.70%	.71%	.71%
Net investment income (loss)	.45%	.40%	(.02)%	.07%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,616,699	$1,326,910	$2,001,479	$1,734,783	$1,493,164
Portfolio turnover rate I	30%	38%	34%	39%	37% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes toConsolidated ***sFinancial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Contrafund℠ Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.54	$52.51	$46.73	$36.10	$31.31
Income from Investment Operations
Net investment income (loss) A,B	.13	.11	(.08)	(.03)	.08
Net realized and unrealized gain (loss)	11.86	(13.87)	12.46	10.90	8.89
Total from investment operations	11.99	(13.76)	12.38	10.87	8.97
Distributions from net investment income	(.11)	(.11)	- C,D	(.03)	(.07)
Distributions from net realized gain	(1.59)	(2.09)	(6.60) D	(.21)	(4.11)
Total distributions	(1.70)	(2.21) E	(6.60)	(.24)	(4.18)
Net asset value, end of period	$46.83	$36.54	$52.51	$46.73	$36.10
Total Return F,G	33.12%	(26.49)%	27.51%	30.23%	31.27%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.85%	.85%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.86%	.86%
Expenses net of all reductions	.84%	.85%	.85%	.86%	.86%
Net investment income (loss)	.30%	.25%	(.17)%	(.08)%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$7,940,382	$6,472,771	$9,861,435	$8,379,335	$8,038,646
Portfolio turnover rate J	30%	38%	34%	39%	37% K

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes toConsolidated ***2Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

S&P 500 ® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.797983.120	VCON-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Extended Market Index Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Extended Market Index Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Extended Market Index Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP Extended Market Index Portfolio seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.07%	0.07%	0.07%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.06%	0.06%	0.06%
Total annual operating expenses	0.13%	0.23%	0.38%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$13	$24	$39
3 years	$42	$74	$122
5 years	$73	$130	$213
10 years	$166	$293	$480

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 80 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in common stocks included in the Fidelity U.S. Extended Investable Market IndexSM, which is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of the Fidelity U.S. Extended Investable Market Index℠.
  Lending securities to earn income for the fund.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

  Mid Cap Investing.

The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

  Small Cap Investing.

The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

  Securities Lending Risk.

Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2019	2020	2021	2022	2023
25.88%	16.46%	21.24%	- 18.13%	17.44%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	26.92%	June 30, 2020
Lowest Quarter Return	- 31.65%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Life of class
Initial Class	17.44%	11.31%	7.62 % A
Service Class	17.34%	-	7.98 % B
Service Class 2	17.11%	11.02%	7.35 % C
Fidelity U.S. Extended Investable Market Index℠ (reflects no deduction for fees, expenses, or taxes)	17.92%	11.55%	7.85%

A From April 17, 2018 .

B From April 11, 2019 .
C From April 17, 2018 .

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC serves as a sub-adviser for the fund.

Portfolio Manager(s)

Louis Bottari (Senior Portfolio Manager) has managed the fund since 2018.

Peter Matthew (Senior Portfolio Manager) has managed the fund since 2018.

Navid Sohrabi (Senior Portfolio Manager) has managed the fund since 2019.

Robert Regan (Portfolio Manager) has managed the fund since 2018.

Payal Gupta (Portfolio Manager) has managed the fund since 2019.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Extended Market Index Portfolio seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies.

Principal Investment Strategies

Geode Capital Management, LLC (Geode) normally invests at least 80% of the fund's assets in common stocks included in the Fidelity U.S. Extended Investable Market Index SM . The Fidelity U.S. Extended Investable Market Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks. This index is a subset of the Fidelity U.S. Total Investable Market Index SM (a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid- and small-capitalization stocks), excluding the 500 largest companies.

The fund may not always hold all of the same securities as the Fidelity U.S. Extended Investable Market Index℠. Geode may use statistical sampling techniques to attempt to replicate the returns of the index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, and earnings growth.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The fund may lend securities to broker-dealers or other institutions to earn income.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the shares outstanding of the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Small Cap Investing . The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Securities Lending Risk . Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, Geode may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Fidelity U.S. Extended Investable Market Index SM is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks. This index is a subset of the Fidelity U.S. Total Investable Market Index SM excluding the 500 largest companies. The index was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements (i.e., a float-adjusted market capitalization greater than $75 million, the ratio of free float shares to total outstanding shares must be greater than 15%, and minimum six-month volume traded of $25 million). The index included approximately 2,113 constituents as of December 31, 2023. The index is rebalanced annually, with a provision to make adjustments for certain corporate actions on a quarterly basis. FPS is the index provider. FPS is an affiliated person of the Adviser.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Extended Market Index Portfolio normally invests at least 80% of its assets in common stocks included in the Fidelity U.S. Extended Investable Market Index SM .

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Extended Market Index Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Extended Market Index Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser is responsible for handling the fund's business affairs.

Sub-Adviser(s)

Pursuant to an SEC exemptive order, the Adviser intends to act as a manager of managers, meaning that the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Geode , at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-adviser for the fund. As of December 31, 2023, Geode had approximately $1.0 trillion in discretionary assets under management.

Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

Portfolio Manager(s)

Louis Bottari is Senior Portfolio Manager of VIP Extended Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2008, Mr. Bottari has worked as an assistant portfolio manager, portfolio manager, and senior portfolio manager.

Peter Matthew is Senior Portfolio Manager of VIP Extended Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, portfolio manager, and senior portfolio manager.

Navid Sohrabi is Senior Portfolio Manager of VIP Extended Market Index Portfolio, which he has managed since 2019. He also manages other funds. Since joining Geode in 2019, Mr. Sohrabi has worked as a portfolio manager and senior portfolio manager.

Robert Regan is Portfolio Manager of VIP Extended Market Index Portfolio, which he has managed since 2018. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager.

Payal Gupta is Portfolio Manager of VIP Extended Market Index Portfolio, which she has managed since 2019. She also manages other funds. Since joining Geode in 2019, Ms. Gupta has worked as a portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The Adviser pays all of the other expenses of the fund with certain exceptions.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
VIP Extended Market Index Portfolio	0.07%

The Adviser pays Geode for providing investment management services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Extended Market Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.22	$14.19	$12.52	$10.87	$8.82
Income from Investment Operations
Net investment income (loss) A,B	.20	.18	.18	.13	.15
Net realized and unrealized gain (loss)	1.73	(2.75)	2.44	1.66	2.13
Total from investment operations	1.93	(2.57)	2.62	1.79	2.28
Distributions from net investment income	(.21)	(.17)	(.18)	(.14)	(.12)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.21)	(.40) C	(.95)	(.14)	(.23)
Net asset value, end of period	$12.94	$11.22	$14.19	$12.52	$10.87
Total Return D,E	17.44%	(18.13)%	21.24%	16.46%	25.88%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.13%	.13%	.13%	.13%	.13%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.13%	.13%
Expenses net of all reductions	.12%	.13%	.13%	.13%	.13%
Net investment income (loss)	1.66%	1.51%	1.20%	1.34%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$165,753	$140,653	$160,811	$95,143	$73,052
Portfolio turnover rate H	80%	18%	27%	46%	17%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Extended Market Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$14.17	$12.50	$10.86	$10.44
Income from Investment Operations
Net investment income (loss) B,C	.18	.17	.16	.13	.12
Net realized and unrealized gain (loss)	1.74	(2.75)	2.45	1.65	.53
Total from investment operations	1.92	(2.58)	2.61	1.78	.65
Distributions from net investment income	(.21)	(.16)	(.17)	(.14)	(.12)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.21)	(.39) D	(.94)	(.14)	(.23)
Net asset value, end of period	$12.91	$11.20	$14.17	$12.50	$10.86
Total Return E,F,G	17.34%	(18.22)%	21.16%	16.37%	6.24%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.23%	.23%	.23%	.23%	.23% J
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23% J
Expenses net of all reductions	.22%	.23%	.23%	.23%	.23% J
Net investment income (loss)	1.56%	1.41%	1.10%	1.24%	1.58% J
Supplemental Data
Net assets, end of period (000 omitted)	$40,805	$26,672	$23,331	$18,141	$2,133
Portfolio turnover rate K	80%	18%	27%	46%	17% J

A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Extended Market Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$14.16	$12.50	$10.87	$8.83
Income from Investment Operations
Net investment income (loss) A,B	.17	.15	.14	.11	.12
Net realized and unrealized gain (loss)	1.72	(2.73)	2.44	1.65	2.12
Total from investment operations	1.89	(2.58)	2.58	1.76	2.24
Distributions from net investment income	(.19)	(.14)	(.15)	(.13)	(.10)
Distributions from net realized gain	-	(.24)	(.77)	-	(.11)
Total distributions	(.19)	(.38)	(.92)	(.13)	(.20) C
Net asset value, end of period	$12.90	$11.20	$14.16	$12.50	$10.87
Total Return D,E	17.11%	(18.30)%	20.93%	16.19%	25.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.38%	.38%	.38%	.38%	.38%
Expenses net of fee waivers, if any	.38%	.38%	.38%	.38%	.38%
Expenses net of all reductions	.37%	.38%	.38%	.38%	.38%
Net investment income (loss)	1.41%	1.26%	.95%	1.09%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$7,201	$6,224	$7,228	$4,824	$1,134
Portfolio turnover rate H	80%	18%	27%	46%	17%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Totalreturns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returnswould have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Fidelity U.S. Extended Investable Market Index ℠   is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks. This index is a subset of the Fidelity U.S. Total Investable Market Index ℠ excluding the 500 largest companies.

Fidelity U.S. Total Investable Market Index ℠   is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. equity market, including large-, mid- and small-capitalization stocks.

The Fidelity index or indices listed above were created by FPS using a rules-based proprietary index methodology described for the applicable fund(s) in the "Fund Basics - Investment Details" section of this prospectus.

A fund is entitled to use its index pursuant to a licensing arrangement with FPS.

The fund(s), the Adviser, and Geode have each adopted policies and procedures designed to minimize potential conflicts of interest in connection with the management of the fund(s).

Additional information regarding the index or indices is available on i.fidelity.com/indices.

The index or indices are the property of FPS, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the index or indices. The index or indices are not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor's Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, " S&P Dow Jones Indices "). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the index or indices. "Calculated by S&P Dow Jones Indices" and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by FPS. S&P ®   is a registered trademark of Standard & Poor's Financial Services LLC, and Dow Jones ®   is a registered trademark of Dow Jones Trademark Holdings LLC.

The fund(s) based on the index or indices are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the index or indices to track general market performance. S&P Dow Jones Indices' only relationship to FPS with respect to the index or indices is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the index or indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the fund(s) or the timing of the issuance or sale of the fund(s) or in the determination or calculation of the equation by which the fund(s) may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund(s). S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FPS, OWNERS OF THE FUND(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

FPS is the index provider. FPS is an affiliated person of the investment adviser for the fund(s) and as such is an affiliated index provider. FPS makes no representation or warranty, express or implied, to the owners of shares of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the fund(s) to track the index or indices or of the ability of the index or indices to operate as designed. FPS has no obligation to take the needs of the fund(s) or the owners of shares of the fund(s) into consideration in determining, composing, or calculating the index or indices. FPS does not make any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or indices or any data included therein. FPS does not guarantee the accuracy, completeness, or performance of any index or the data included therein and shall have no liability in connection with any index or index calculation, errors, omissions or interruptions of any Fidelity index or any data included therein. FPS has contracted with an independent calculation agent to calculate the index or indices. Without limiting any of the foregoing, in no event shall FPS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the index or indices, even if notified of the possibility of such damages.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.9887314.107	VEMI-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Investor Class

Disciplined Small Cap Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Disciplined Small Cap Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Disciplined Small Cap Portfolio

/Investor Class

Investment Objective

VIP Disciplined Small Cap Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.24 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.20%
Total annual operating expenses	0.44%
A Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$45
3 years	$141
5 years	$246
10 years	$555

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 100 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the S&P SmallCap 600® Index).
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using computer-aided, quantitative analysis of historical valuation, growth, profitability, and other factors to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

  "Growth" Investing.

"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

  "Value" Investing.

"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

  Quantitative Investing.

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

  Small Cap Investing.

The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
5.15%	- 2.00%	22.54%	6.91%	- 13.09%	23.55%	18.33%	20.62%	- 18.29%	20.85%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	31.67%	December 31, 2020
Lowest Quarter Return	- 31.40%	March 31, 2020

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Investor Class	20.85%	11.73%	7.40%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	9.97%	7.16%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager.

Portfolio Manager(s)

Shashi Naik (Co-Portfolio Manager) has managed the fund since 2014.

Anna Lester (Co-Portfolio Manager) has managed the fund since 2019.

George Liu (Co-Portfolio Manager) has managed the fund since 2024.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Disciplined Small Cap Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, the Adviser generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 ® Index or the S&P SmallCap 600 ® Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, the Adviser uses a disciplined approach that involves computer-aided, quantitative analysis. The Adviser's proprietary multifactor model systematically reviews thousands of stocks, based on measures such as historical valuation, growth, profitability, and other factors.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Cap Investing . The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the fund may also lend securities to broker-dealers or other institutions to earn income.

The Adviser may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

VIP Disciplined Small Cap Portfolio   normally invests at least 80% of its assets in securities of companies with small market capitalizations.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Disciplined Small Cap Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Disciplined Small Cap Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Pursuant to an SEC exemptive order, the Adviser may from time to time act as a manager of managers, meaning that the Adviser will have the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, the Adviser may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Portfolio Manager(s)

Anna Lester is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which she has managed since 2019. She also manages other funds. Since joining FMR in 2022, Ms. Lester has worked as a portfolio manager. Prior to joining FMR, Ms. Lester worked at Geode Capital Management LLC (Geode) from 2019 to 2022, most recently as senior portfolio manager, and at State Street Global Advisors from 2005 to 2019, most recently as senior portfolio manager.

George Liu is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which he has managed since 2024. He also manages other funds. Since joining FMR in 2022, Mr. Liu has worked as a portfolio manager. Prior to joining FMR, Mr. Liu worked at Geode Capital Management LLC (Geode) from 2004 to 2022, most recently as portfolio manager.

Shashi Naik is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio, which he has managed since 2014. He also manages other funds. Since joining FMR in 2022, Mr. Naik has worked as a portfolio manager. Prior to joining FMR, Mr. Naik worked at Geode Capital Management LLC (Geode) from 2010 to 2022, most recently as portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The total management fee for the fund for the fiscal year ended December 31, 2023 was 0.34% of the fund's average net assets. On November 1, 2023, the annual management fee rate for the fund has been reduced to 0.24% of its average net assets.

On February 1, 2022, the Adviser reduced the management fee rate for the fund from 0.45% to 0.36% of its average net assets.

For the fiscal year ended December 31, 2022, the fund paid an aggregate management fee of 0.37% of its average net assets.

The basis for the Board of Trustees approving the management contract for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares.

This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.54	$20.28	$17.18	$14.61	$13.02
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.08	.09	.13
Net realized and unrealized gain (loss)	2.68	(3.54)	3.44	2.58	2.80
Total from investment operations	2.81	(3.41)	3.52	2.67	2.93
Distributions from net investment income	(.15)	(.12)	(.07)	(.10)	(.13)
Distributions from net realized gain	-	(3.21)	(.35)	-	(1.21)
Total distributions	(.15)	(3.33)	(.42)	(.10)	(1.34)
Net asset value, end of period	$16.20	$13.54	$20.28	$17.18	$14.61
Total Return C,D	20.85%	(18.29)%	20.62%	18.33%	23.55%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.54%	.57%	.65%	.67%	.67%
Expenses net of fee waivers, if any	.54%	.57%	.65%	.67%	.67%
Expenses net of all reductions	.54%	.57%	.65%	.67%	.67%
Net investment income (loss)	.92%	.88%	.41%	.70%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$316,973	$265,902	$355,854	$256,709	$234,625
Portfolio turnover rate G	100%	102%	92%	57%	77%

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Russell 2000 ® Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 ® Index.

S&P SmallCap 600 ® Index   is designed to measure the performance of the 600 small-sized companies in the U.S., reflecting this market segment's distinctive risk and return characteristics. Measuring a segment of the market that is typically known for less liquidity and potentially less financial stability than large caps, the index was constructed to be an efficient benchmark composed of small-cap companies that meet investability and financial viability criteria.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.821001.117	VDSCI-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Investor Class

Contrafund® Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP Contrafund℠ Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Consolidated Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP Contrafund℠ Portfolio

/Investor Class

Investment Objective

VIP Contrafund℠ Portfolio seeks long-term capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.64 % A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00 % B
Total annual operating expenses	0.64%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.15% was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

1 year	$65
3 years	$205
5 years	$357
10 years	$798

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in securities of companies whose value Fidelity Management & Research Company LLC (FMR) believes is not fully recognized by the public.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

  "Growth" Investing.

"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

  "Value" Investing.

"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
11.85%	0.56%	7.95%	21.81%	- 6.49%	31.49%	30.48%	27.74%	- 26.38%	33.36%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.32%	June 30, 2020
Lowest Quarter Return	- 19.33%	June 30, 2022

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Investor Class	33.36%	16.56%	11.52%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

William Danoff (Co-Portfolio Manager) has managed the fund since 2018.

Jean Park (Co-Portfolio Manager) has managed the fund since 2018.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP Contrafund℠ Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser invests the fund's assets in securities of companies whose value it believes is not fully recognized by the public. The types of companies in which the fund may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing . "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing . "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may invest the fund's assets in securities of private or newly public companies.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP Contrafund℠ Portfolio	February, December

Fund Name	Capital Gains Paid
VIP Contrafund℠ Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

William Danoff is Co-Portfolio Manager of VIP Contrafund SM Portfolio, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and portfolio manager.

Jean Park is Co-Portfolio Manager of VIP Contrafund SM Portfolio, which she has managed since 2018. She also manages other funds. Since joining Fidelity Investments in 2006, Ms. Park has worked as a research analyst and portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Investor Class
VIP Contrafund℠ Portfolio	0.64%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP Contrafund℠ Portfolio	0.52% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Investor Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Investor Class shares.

This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Investor Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Investor Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Investor Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Appendix

Consolidated Financial Highlights

Consolidated Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund consolidated financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP Contrafund℠ Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$37.56	$53.92	$47.83	$36.91	$31.93
Income from Investment Operations
Net investment income (loss) A,B	.21	.18	- C	.04	.14
Net realized and unrealized gain (loss)	12.21	(14.26)	12.78	11.16	9.08
Total from investment operations	12.42	(14.08)	12.78	11.20	9.22
Distributions from net investment income	(.19)	(.19)	(.01) D	(.07)	(.14)
Distributions from net realized gain	(1.59)	(2.09)	(6.68) D	(.21)	(4.11)
Total distributions	(1.78)	(2.28)	(6.69)	(.28)	(4.24) E
Net asset value, end of period	$48.20	$37.56	$53.92	$47.83	$36.91
Total Return F,G	33.36%	(26.38)%	27.74%	30.48%	31.49%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.67%	.68%	.67%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.67%	.68%	.69%
Net investment income (loss)	.48%	.43%	.01%	.09%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$2,319,263	$1,815,201	$2,622,106	$2,101,100	$1,716,187
Portfolio turnover rate J	30%	38%	34%	39%	37% K

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

S&P 500 ® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.906021.114	VCON-INV-PRO-0424

The fund offers its shares only to separate accounts of insurance companies that offer variable annuity and variable life insurance products. The fund may not be available in your state due to various insurance regulations. Please check with your insurance company for availability. If the fund in this prospectus is not available in your state, this prospectus is not to be considered a solicitation. Please read this prospectus together with your variable annuity or variable life insurance product prospectus.

Fidelity ® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

International Capital Appreciation Portfolio

Prospectus

April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	VIP International Capital Appreciation Portfolio
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund /Class:

VIP International Capital Appreciation Portfolio

/Initial Class, Service Class, Service Class 2

Investment Objective

VIP International Capital Appreciation Portfolio seeks capital appreciation.
Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy, hold, and sell interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees
(fees paid directly from your investment)	Not Applicable

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Initial Class	Service Class	Service Class 2
Management fee	0.74 % A, B	0.74 % A, B	0.74 % A, B
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.04 % B	0.04 % B	0.04 % B
Total annual operating expenses	0.78%	0.88%	1.03%
A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.11%, 0.11%, and 0.11% for Initial Class, Service Class, and Service Class 2, respectively, was previously charged under the services agreements.
B Adjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

	Initial Class	Service Class	Service Class 2
1 year	$80	$90	$105
3 years	$249	$281	$328
5 years	$433	$488	$569
10 years	$966	$1,084	$1,259

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72 % of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in non-U.S. securities, including securities of issuers located in emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Normally investing primarily in common stocks.
  Allocating investments across different countries and regions.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

  Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.

  Geographic Exposure to Europe.

Because the fund invests a meaningful portion of its assets in Europe, the fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
3.01%	3.22%	- 2.98%	36.45%	- 12.75%	33.33%	22.18%	12.39%	- 26.40%	27.50%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	19.12%	June 30, 2020
Lowest Quarter Return	- 18.90%	June 30, 2022

Average Annual Returns

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	27.50%	11.43%	7.75%
Service Class	27.46%	11.32%	7.65%
Service Class 2	27.18%	11.15%	7.48%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees or expenses)	15.82%	7.26%	4.00%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Sammy Simnegar (Portfolio Manager) has managed the fund since 2008.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

VIP International Capital Appreciation Portfolio seeks capital appreciation.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Adviser normally invests the fund's assets primarily in common stocks. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

The Adviser normally allocates the fund's investments across different countries and regions.

In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, the fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If the fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the fund's investment performance.

Special Considerations regarding Europe . Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls with which EU members and candidates for EMU membership are required to comply. In addition, the private and public sectors' debt problems of a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States, public deficits are an ongoing concern in many European countries, the region is currently facing great political and economic uncertainty and many European economies are experiencing slow economic growth or recession. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. The EU faces challenges related to member states seeking to change their relationship with the EU, exemplified by the United Kingdom's withdrawal. There can be significant uncertainty as to the terms and consequences of one or more member states seeking to change their relationship with the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and such member state's economies, as well as the broader global economy. Companies with a significant amount of business in the member state or Europe may experience lower revenue and/or profit growth, which may adversely affect the value of a fund's investments. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro.

Issuer-Specific Changes . Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm variable product owners in various ways, including reducing the returns to long-term variable product owners by increasing costs paid by the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Purchase and redemption transactions submitted to the fund by Permitted Accounts reflect the transactions of multiple variable product owners whose individual transactions are often not disclosed to the fund, making it difficult to determine whether an individual variable product owner is engaging in excessive trading. Excessive trading in Permitted Accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Under these policies, insurance companies will be permitted to apply the fund's excessive trading policy (described below), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the insurance company to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on insurance companies increases the risk that excessive trading may go undetected. For other insurance companies, the fund will monitor trading activity at the Permitted Account level to attempt to identify disruptive trades. The fund may request variable product owner transaction information, as frequently as daily, from any insurance company at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an insurance company or by some or all of any Permitted Accounts. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in Permitted Accounts effectively.

Under the excessive trading policy, excessive trading activity is measured by the number of roundtrip transactions in a variable product owner's account. A roundtrip transaction occurs when a variable product owner sells fund shares within 30 days of the purchase date. For purposes of the fund's policy, exchanges are treated as a sale and a purchase.

Variable product owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases of the fund or limited to trading by U.S. mail for 85 days. Variable product owners with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked from making additional purchases for at least 85 days or limited to trading by U.S. mail for 12 months across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block or U.S. mail restriction will initiate another multi-fund block or a 12-month U.S. mail restriction. Repeat offenders may be subject to long-term or permanent U.S. mail restrictions on purchases in any account under the variable product owner's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests. The administration and effectiveness of these sanctions will in large part depend on the rights, ability, and willingness of insurance companies to impose the sanctions.

The fund's excessive trading policy does not apply to transactions of $5,000 or less, or transactions which have been demonstrated to the fund to be (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a retirement plan sponsor, sponsors of certain other employee benefit plans or qualified fund of funds, or (iv) transactions in certain company-owned accounts. A qualified fund of funds must demonstrate that it has an investment strategy coupled with policies designed to control frequent trading that have been determined by the fund's Treasurer to be reasonably effective.

The fund's policies are separate from any insurance company policies and procedures applicable to variable product owner transactions. The variable annuity or variable life insurance product prospectus will contain a description of the insurance company's policies and procedures, if any, with respect to excessive trading. If you purchase or sell fund shares through an insurance company, you may wish to contact the insurance company to determine the policies applicable to your account.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediaries. Orders by qualified funds of funds, including mutual funds for which Fidelity serves as investment manager, will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund offers its shares to Permitted Accounts that may be affiliated or unaffiliated with FMR and/or each other. The fund currently does not foresee any disadvantages to variable product owners arising out of the fact that the fund offers its shares to separate accounts of insurance companies that offer variable annuity and variable life insurance products (as well as other Permitted Accounts). Nevertheless, the Board of Trustees that oversees the fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response.

Variable product owners may be asked to provide additional information in order for Fidelity to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
VIP International Capital Appreciation Portfolio	February, December

Fund Name	Capital Gains Paid
VIP International Capital Appreciation Portfolio	February, December

The fund normally pays capital gain distributions in December, if necessary, to ensure that the fund is not subject to a fund-level excise tax.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (FIA) , at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management.

FIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

FIL Investment Advisors (UK) Limited (FIA(UK)) , at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management.

FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Sammy Simnegar is Portfolio Manager of VIP International Capital Appreciation Portfolio, which he has managed since 2008. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.

The Statement of Additional Information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each class of the fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount listed below:

Fund	Initial Class	Service Class	Service Class 2
VIP International Capital Appreciation Portfolio	0.74%	0.74%	0.74%

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The total management fee, as a percentage of the fund's average net assets, for the fiscal year ended December 31, 2023, for the fund is shown in the following table. Because a class's management fee rate may fluctuate, a class's management fee may be higher or lower in the future.

Fund	Total Management Fee Rate
VIP International Capital Appreciation Portfolio	0.67% A

A Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The Adviser pays FIA for providing sub-advisory services, and FIA in turn pays FIA(UK).

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended December 31, 2023, and will be included in the fund's semi-annual report for the fiscal period ending June 30, 2024, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Initial Class, Service Class, and Service Class 2 shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Initial Class, Service Class, and Service Class 2 shares.

This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Initial Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or support services that benefit variable product owners. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Initial Class. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Service Class of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class currently pays FDC a 12b-1 (service) fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class's 12b-1 (service) fee rate may be increased only when the Trustees believe that it is in the best interests of variable product owners to do so.

Service Class 2 of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month.

FDC may reallow up to the full amount of these 12b-1 (service) fees to intermediaries, including its affiliates, for providing support services that benefit variable product owners.

If payments made by the Adviser to FDC or to intermediaries under Initial Class's Distribution and Service Plan were considered to be paid out of Initial Class's assets on an ongoing basis, they might increase the cost of a shareholder's investment and might cost a shareholder more than paying other types of sales charges.

Any fees paid out of Service Class's and Service Class 2's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of a shareholder's investment and may cost a shareholder more than paying other types of sales charges.

In addition, each Service Class and Service Class 2 plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Service Class and Service Class 2. Variable product owners should speak with their investment professionals to learn more about any payments their firms may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. Variable product owners should also consult disclosures made by their investment professionals at the time of purchase.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.69	$24.37	$23.03	$19.50	$14.82
Income from Investment Operations
Net investment income (loss) A,B	.08	.06	.02	.08	.14 C
Net realized and unrealized gain (loss)	4.51	(6.24)	2.75	4.13	4.79
Total from investment operations	4.59	(6.18)	2.77	4.21	4.93
Distributions from net investment income	(.08)	(.05)	-	(.06)	(.09) D
Distributions from net realized gain	-	(1.45)	(1.43)	(.61)	(.16) D
Total distributions	(.08)	(1.50)	(1.43)	(.68) E	(.25)
Net asset value, end of period	$21.20	$16.69	$24.37	$23.03	$19.50
Total Return F,G	27.50%	(26.40)%	12.39%	22.18%	33.33%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.83%	.82%	.82%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.82%	.82%	.85%	.86%
Expenses net of all reductions	.82%	.82%	.82%	.80%	.84%
Net investment income (loss)	.39%	.33%	.08%	.39%	.78% C
Supplemental Data
Net assets, end of period (000 omitted)	$184,496	$144,579	$185,777	$162,289	$235,985
Portfolio turnover rate J	72%	104%	147%	158%	137%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.62	$24.28	$22.97	$19.46	$14.79
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	- C	.06	.12 D
Net realized and unrealized gain (loss)	4.50	(6.22)	2.73	4.12	4.78
Total from investment operations	4.56	(6.18)	2.73	4.18	4.90
Distributions from net investment income	(.05)	(.03)	-	(.06)	(.07) E
Distributions from net realized gain	-	(1.45)	(1.42)	(.61)	(.16) E
Total distributions	(.05)	(1.48)	(1.42)	(.67)	(.23)
Net asset value, end of period	$21.13	$16.62	$24.28	$22.97	$19.46
Total Return F,G	27.46%	(26.49)%	12.21%	22.11%	33.15%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.93%	.92%	.92%	.94%	.96%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.94%	.96%
Expenses net of all reductions	.92%	.92%	.92%	.90%	.94%
Net investment income (loss)	.29%	.23%	(.02)%	.30%	.68% D
Supplemental Data
Net assets, end of period (000 omitted)	$4,053	$3,877	$5,064	$3,298	$739
Portfolio turnover rate J	72%	104%	147%	158%	137%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .36%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.49	$24.11	$22.81	$19.33	$14.70
Income from Investment Operations
Net investment income (loss) A,B	.03	.01	(.04)	.03	.09 C
Net realized and unrealized gain (loss)	4.45	(6.16)	2.73	4.09	4.75
Total from investment operations	4.48	(6.15)	2.69	4.12	4.84
Distributions from net investment income	(.03)	(.02)	-	(.03)	(.04) D
Distributions from net realized gain	-	(1.45)	(1.39)	(.61)	(.16) D
Total distributions	(.03)	(1.47)	(1.39)	(.64)	(.21) E
Net asset value, end of period	$20.94	$16.49	$24.11	$22.81	$19.33
Total Return F,G	27.18%	(26.57)%	12.11%	21.91%	32.93%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.08%	1.07%	1.07%	1.09%	1.11%
Expenses net of fee waivers, if any	1.07%	1.07%	1.07%	1.09%	1.11%
Expenses net of all reductions	1.07%	1.07%	1.07%	1.05%	1.09%
Net investment income (loss)	.14%	.08%	(.17)%	.15%	.53% C
Supplemental Data
Net assets, end of period (000 omitted)	$102,350	$67,491	$68,271	$41,512	$25,986
Portfolio turnover rate J	72%	104%	147%	158%	137%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .21%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

MSCI ACWI (All Country World Index) ex USA Index   is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of large and mid cap stocks in developed and emerging markets, excluding the United States. Index returns are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For variable product owners:   When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For insurance separate accounts: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-05511

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity ® Variable Insurance Products.

1.805781.122	VIPCAP-PRO-0424

Fidelity ® Variable Insurance Products
Contrafund® Portfolio
Disciplined Small Cap Portfolio
Dynamic Capital Appreciation Portfolio
Emerging Markets Portfolio
Equity-Income Portfolio
Floating Rate High Income Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Growth Portfolio
High Income Portfolio
Index 500 Portfolio
International Capital Appreciation Portfolio
Mid Cap Portfolio
Overseas Portfolio
Stock Selector All Cap Portfolio
Value Portfolio
Value Strategies Portfolio
Initial Class, Service Class, and Service Class 2
Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2024, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

VIPIS2-PTB-0424

1.478007.128

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund (other than VIP Growth Portfolio):

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund (other than VIP Mid Cap Portfolio and VIP Stock Selector All Cap Portfolio):

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

For VIP Mid Cap Portfolio and VIP Stock Selector All Cap Portfolio:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity ® Money Market Central Fund and/or any non-money market Central fund, Fidelity Management & Research Company LLC (FMR) looks through to the holdings of the Central fund.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Index 500 Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Overseas Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For VIP Growth Portfolio:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

The funds to which this SAI relates, other than VIP Growth Portfolio, intend to comply both with the Subchapter M diversification requirements and with the diversification requirements described in the fundamental investment limitations disclosure above.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund (other than VIP Emerging Markets Portfolio, VIP Floating Rate High Income Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio):

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Emerging Markets Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Floating Rate High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) originating and/or making direct loans (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Equity-Income Portfolio SM :

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio):

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Growth Portfolio, VIP High Income Portfolio, and VIP Index 500 Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures and options transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

For purposes of a fund's 80% investment policy that defines a particular market capitalization by reference to the capitalization range of one or more indexes (as described in the prospectus), the capitalization range of the index(es) generally will be measured no less frequently than once per month.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Considered Emerging. For purposes of a Fidelity ® fund's 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics.

For example, as of December 31, 2023, countries in the MSCI Emerging Markets Index (for VIP Emerging Markets Portfolio), Greece, Hong Kong, Israel, and Singapore are considered to be emerging.

Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.

Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity ® fund or acquire floating rate loans from a Fidelity ® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity ® fund. These banks also may act as agents for floating rate loans that a Fidelity ® fund owns.

The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate (SOFR), London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").

The interest rate on SOFR- and LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between SOFR, LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

Floating Rate Loan Trading. Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Supply of Floating Rate Loans. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Securities. Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements (except equity index funds). Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Swap Agreements (equity index funds only). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay a fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to hedge its exposure effectively, a fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

Swap agreements allow a fund to acquire or reduce credit exposure to a particular issuer, asset, or basket of assets. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund and impairing the fund's correlation with its applicable index. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another more creditworthy party.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.

Covenant-Lite Obligations . A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if a fund's adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Fidelity ® funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of VIP Contrafund SM Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

VIP Floating Rate High Income Portfolio reserves the right to invest without limitation in investment-grade, money market, or short-term debt instruments for temporary, defensive purposes.

VIP High Income Portfolio reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.

In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.

All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.

Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.

 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.

Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.

Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.

South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators.

A fund may invest in the bonds available on the CIBM through Bond Connect. The relevant rules and regulations of, the structure and terms of, and a fund's access to Bond Connect may be subject to change with minimal notice and have the potential to be applied retroactively. In the event account opening or trading is suspended on the CIBM, a fund's ability to invest in securities traded on the CIBM will be adversely affected and may negatively affect the fund. Furthermore, if Bond Connect is not operating, a fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the fund's performance. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM.

Bond Connect trades are settled in Chinese currency, the renminbi (RMB). As a result, a fund's investments through Bond Connect will be exposed to currency risk and incur currency conversion costs, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. RMB is the only currency of China. Although both onshore RMB (CNY) and offshore RMB (CNH) are the same currency, they are traded in different and separate markets. These markets operate separately and can be subject to different liquidity constraints and market forces, meaning their valuations can vary. A fund may hedge the foreign currency exposure that arises from the inclusion of Chinese RMB-denominated bonds into the base currency of the fund. The RMB-denominated bonds included in a fund's underlying index use CNY as the base currency. Foreign currency hedging utilizing CNY would match the currency of the index. Conversely, foreign hedging utilizing CNH may subject a fund to tracking error and incremental foreign currency risk.

While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund's ability to trade through Bond Connect may therefore be adversely affected. In addition, where a fund invests in securities traded on the CIBM through Bond Connect, it may be subject to risks of delays inherent in order placing and/or settlement.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.

Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). As a result of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, some Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company's contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company. Similarly, the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a fund's ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company's earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission (SEC), the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.

By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.

Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.

Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.

Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.

Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.

As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.

Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.

The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund (other than VIP Index 500 Portfolio) by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from FMR's policies, may apply to that fund, subject to applicable law. FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Orders for the purchase or sale of portfolio securities are placed on behalf of VIP Index 500 Portfolio by Geode pursuant to authority contained in the management contract and the sub-advisory agreement. Geode may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review FMR's or Geode's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Adviser.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission 1 . For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for each fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process. Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading, with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended December 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

The variation in VIP Stock Selector All Cap Portfolio's portfolio turnover rate during the fiscal year ended   December 31, 2022 was the result of the fund having been newly launched and to address regulatory changes.

Turnover Rates	2023	2022
VIP Contrafund℠ Portfolio	30%	38%
VIP Disciplined Small Cap Portfolio	100%	102%
VIP Dynamic Capital Appreciation Portfolio	51%	55%
VIP Emerging Markets Portfolio	39%	62%
VIP Equity-Income Portfolio℠	21%	20%
VIP Floating Rate High Income Portfolio	31%	26%
VIP Growth & Income Portfolio	15%	10%
VIP Growth Opportunities Portfolio	54%	68%
VIP Growth Portfolio	48%	36%
VIP High Income Portfolio	48%	32%
VIP Index 500 Portfolio	4%	7%
VIP International Capital Appreciation Portfolio	72%	104%
VIP Mid Cap Portfolio	41%	31%
VIP Overseas Portfolio	31%	33%
VIP Stock Selector All Cap Portfolio	39%	29%
VIP Value Portfolio	51%	48%
VIP Value Strategies Portfolio	57%	59%

During the fiscal year ended December 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2023.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP Contrafund℠ Portfolio	JPMorgan Chase & Co.	$312,922,594
	Bank of America Corp.	$68,099,157
	Goldman Sachs Group, Inc.	$1,350,195
	Morgan Stanley	$65,899,775
	UBS AG	$10,221,220
	Royal Bank of Canada	$23,845,437
VIP Dynamic Capital Appreciation Portfolio	JPMorgan Chase & Co.	$1,309,770
	Morgan Stanley	$2,201,633
VIP Equity-Income Portfolio℠	JPMorgan Chase & Co.	$229,307,558
	Bank of America Corp.	$153,478,264
VIP Floating Rate High Income Portfolio	Bank of America Corp.	$904,381
	JPMorgan Chase & Co.	$612,362
VIP Growth & Income Portfolio	JPMorgan Chase & Co.	$24,414,793
	Bank of America Corp.	$58,276,440
	Morgan Stanley	$4,716,865
VIP High Income Portfolio	Bank of America Corp.	$1,325,718
	JPMorgan Chase & Co.	$2,336,939
VIP Index 500 Portfolio	Bank of America Corp.	$77,597,027
	JPMorgan Chase & Co.	$164,611,894
	Citigroup, Inc.	$32,954,316
VIP International Capital Appreciation Portfolio	UBS AG	$12,254,509
VIP Stock Selector All Cap Portfolio	Morgan Stanley	$14,460,837
	JPMorgan Chase & Co.	$75,891,986
	Bank of America Corp.	$19,121,126
	Citigroup, Inc.	$5,065,297
	UBS AG	$9,793,539
VIP Value Portfolio	UBS AG	$2,857,485

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Contrafund℠ Portfolio	2023	$1,974,654	0.01%
	2022	$2,253,186	0.01%
	2021	$2,889,558	0.01%
VIP Disciplined Small Cap Portfolio	2023	$325,638	0.10%
	2022	$282,243	0.09%
	2021	$62,088	0.02%
VIP Dynamic Capital Appreciation Portfolio	2023	$39,033	0.02%
	2022	$55,945	0.03%
	2021	$72,621	0.03%
VIP Emerging Markets Portfolio	2023	$888,517	0.09%
	2022	$1,655,973	0.15%
	2021	$1,478,999	0.12%
VIP Equity-Income Portfolio℠	2023	$398,230	0.01%
	2022	$593,211	0.01%
	2021	$842,146	0.01%
VIP Floating Rate High Income Portfolio	2023	$40	0.00%
	2022	$46	0.00%
	2021	$351	0.00%
VIP Growth & Income Portfolio	2023	$155,348	0.01%
	2022	$107,260	0.01%
	2021	$200,029	0.01%
VIP Growth Opportunities Portfolio	2023	$597,219	0.02%
	2022	$756,378	0.03%
	2021	$1,101,320	0.03%
VIP Growth Portfolio	2023	$1,360,641	0.02%
	2022	$1,501,691	0.02%
	2021	$2,186,524	0.03%
VIP High Income Portfolio	2023	$10,077	0.00%
	2022	$10,949	0.00%
	2021	$2,568	0.00%
VIP Index 500 Portfolio	2023	$45,691	0.00%
	2022	$46,547	0.00%
	2021	$22,228	0.00%
VIP International Capital Appreciation Portfolio	2023	$485,525	0.09%
	2022	$741,925	0.14%
	2021	$1,199,475	0.20%
VIP Mid Cap Portfolio	2023	$1,996,103	0.03%
	2022	$1,742,276	0.03%
	2021	$2,664,431	0.03%
VIP Overseas Portfolio	2023	$929,107	0.05%
	2022	$881,471	0.05%
	2021	$898,706	0.05%
VIP Stock Selector All Cap Portfolio	2023	$866,850	0.02%
	2022	$916,758	0.02%
	2021 (A)	$180,942	0.00%
VIP Value Portfolio	2023	$140,296	0.03%
	2022	$142,323	0.03%
	2021	$148,901	0.03%
VIP Value Strategies Portfolio	2023	$277,204	0.04%
	2022	$252,277	0.04%
	2021	$309,711	0.04%

(A)  Fund commenced operations on October 21, 2021.

The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended December 31, 2023. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Contrafund℠ Portfolio	2023	FCM (A)	FMR LLC		$47,533	2.41%	8.44%
	2023	Kezar Trading	FMR LLC		$8,181	0.41%	1.76%
	2022	FCM	FMR LLC		$93,628
	2022	Kezar Trading	FMR LLC		$11,915
	2021	FCM	FMR LLC		$87,991
	2021	Kezar Trading	FMR LLC		$18,934
VIP Disciplined Small Cap Portfolio	2023	FCM	FMR LLC		$945	0.29%	0.54%
	2023	Kezar Trading	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$1,366
	2022	Kezar Trading	FMR LLC		$2
	2021	FCM	FMR LLC		$0
	2021	Kezar Trading	FMR LLC		$0
VIP Dynamic Capital Appreciation Portfolio	2023	FCM (A)	FMR LLC		$1,084	2.78%	10.91%
	2023	Kezar Trading (A)	FMR LLC		$308	0.79%	3.10%
	2022	FCM	FMR LLC		$1,618
	2022	Kezar Trading	FMR LLC		$410
	2021	FCM	FMR LLC		$1,643
	2021	Kezar Trading	FMR LLC		$330
VIP Emerging Markets Portfolio	2023	FCM	FMR LLC		$1,167	0.13%	0.45%
	2023	Kezar Trading	FMR LLC		$394	0.04%	0.16%
	2022	FCM	FMR LLC		$4,768
	2022	Kezar Trading	FMR LLC		$504
	2021	FCM	FMR LLC		$8,547
	2021	Kezar Trading	FMR LLC		$677
VIP Equity-Income Portfolio℠	2023	FCM (A)	FMR LLC		$11,305	2.84%	7.93%
	2023	Kezar Trading (A)	FMR LLC		$3,340	0.84%	2.17%
	2022	FCM	FMR LLC		$19,268
	2022	Kezar Trading	FMR LLC		$4,006
	2021	FCM	FMR LLC		$26,667
	2021	Kezar Trading	FMR LLC		$13,312
VIP Floating Rate High Income Portfolio	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Kezar Trading	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$1
	2022	Kezar Trading	FMR LLC		$0
	2021	FCM	FMR LLC		$25
	2021	Kezar Trading	FMR LLC		$15
VIP Growth & Income Portfolio	2023	FCM (A)	FMR LLC		$3,797	2.44%	8.20%
	2023	Kezar Trading	FMR LLC		$995	0.64%	1.94%
	2022	FCM	FMR LLC		$3,052
	2022	Kezar Trading	FMR LLC		$328
	2021	FCM	FMR LLC		$3,725
	2021	Kezar Trading	FMR LLC		$739
VIP Growth Opportunities Portfolio	2023	FCM (A)	FMR LLC		$20,418	3.42%	12.15%
	2023	Kezar Trading	FMR LLC		$3,612	0.60%	1.97%
	2022	FCM	FMR LLC		$34,313
	2022	Kezar Trading	FMR LLC		$5,739
	2021	FCM	FMR LLC		$36,723
	2021	Kezar Trading	FMR LLC		$6,752
VIP Growth Portfolio	2023	FCM (A)	FMR LLC		$35,257	2.59%	10.75%
	2023	Kezar Trading (A)	FMR LLC		$8,650	0.64%	3.33%
	2022	FCM	FMR LLC		$39,889
	2022	Kezar Trading	FMR LLC		$10,685
	2021	FCM	FMR LLC		$52,111
	2021	Kezar Trading	FMR LLC		$10,797
VIP High Income Portfolio	2023	FCM (A)	FMR LLC		$161	1.60%	2.53%
	2023	Kezar Trading	FMR LLC		$4	0.04%	0.09%
	2022	FCM	FMR LLC		$49
	2022	Kezar Trading	FMR LLC		$0
	2021	FCM	FMR LLC		$79
	2021	Kezar Trading	FMR LLC		$84
VIP Index 500 Portfolio	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Kezar Trading	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$0
	2022	Kezar Trading	FMR LLC		$0
	2021	FCM	FMR LLC		$0
	2021	Kezar Trading	FMR LLC		$0
VIP International Capital Appreciation Portfolio	2023	FCM	FMR LLC		$357	0.07%	1.40%
	2023	Kezar Trading	FMR LLC		$52	0.01%	0.56%
	2022	FCM	FMR LLC		$1,051
	2022	Kezar Trading	FMR LLC		$91
	2021	FCM	FMR LLC		$2,044
	2021	Kezar Trading	FMR LLC		$520
VIP Mid Cap Portfolio	2023	FCM (A)	FMR LLC		$49,091	2.46%	8.00%
	2023	Kezar Trading (A)	FMR LLC		$17,293	0.87%	3.26%
	2022	FCM	FMR LLC		$54,011
	2022	Kezar Trading	FMR LLC		$8,053
	2021	FCM	FMR LLC		$64,798
	2021	Kezar Trading	FMR LLC		$13,037
VIP Overseas Portfolio	2023	FCM	FMR LLC		$145	0.02%	0.38%
	2023	Kezar Trading	FMR LLC		$49	0.01%	0.14%
	2022	FCM	FMR LLC		$393
	2022	Kezar Trading	FMR LLC		$77
	2021	FCM	FMR LLC		$573
	2021	Kezar Trading	FMR LLC		$128
VIP Stock Selector All Cap Portfolio	2023	FCM	FMR LLC		$21,395	2.47%	7.10%
	2023	Kezar Trading	FMR LLC		$6,052	0.70%	2.14%
	2022	FCM	FMR LLC		$29,572
	2022	Kezar Trading	FMR LLC		$5,491
	2021 (B)	FCM	FMR LLC		$5,225
	2021 (B)	Kezar Trading	FMR LLC		$1,044
VIP Value Portfolio	2023	FCM	FMR LLC		$5,322	3.79%	9.55%
	2023	Kezar Trading	FMR LLC		$634	0.45%	1.25%
	2022	FCM	FMR LLC		$5,206
	2022	Kezar Trading	FMR LLC		$819
	2021	FCM	FMR LLC		$4,518
	2021	Kezar Trading	FMR LLC		$827
VIP Value Strategies Portfolio	2023	FCM (A)	FMR LLC		$6,850	2.47%	7.74%
	2023	Kezar Trading	FMR LLC		$1,632	0.59%	1.94%
	2022	FCM	FMR LLC		$6,748
	2022	Kezar Trading	FMR LLC		$2,771
	2021	FCM	FMR LLC		$8,189
	2021	Kezar Trading	FMR LLC		$1,330

(A)The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

(B)Fund commenced operations on October 21, 2021.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2023.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Contrafund℠ Portfolio	2023	$1,635,154	$9,157,044,986
VIP Disciplined Small Cap Portfolio	2023	$280,523	$582,860,487
VIP Dynamic Capital Appreciation Portfolio	2023	$32,416	$139,936,353
VIP Emerging Markets Portfolio	2023	$749,740	$612,723,315
VIP Equity-Income Portfolio℠	2023	$322,989	$1,307,124,341
VIP Floating Rate High Income Portfolio	2023	$40	$139,107
VIP Growth & Income Portfolio	2023	$127,276	$368,491,053
VIP Growth Opportunities Portfolio	2023	$478,737	$1,748,927,533
VIP Growth Portfolio	2023	$1,093,016	$5,003,814,330
VIP High Income Portfolio	2023	$6,096	$17,947,443
VIP Index 500 Portfolio	2023	$0	$0
VIP International Capital Appreciation Portfolio	2023	$446,659	$634,594,290
VIP Mid Cap Portfolio	2023	$1,531,775	$3,681,839,622
VIP Overseas Portfolio	2023	$838,487	$953,600,476
VIP Stock Selector All Cap Portfolio	2023	$688,818	$2,593,954,578
VIP Value Portfolio	2023	$111,719	$331,784,826
VIP Value Strategies Portfolio	2023	$220,134	$526,072,472

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2023.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services (A)
VIP Contrafund℠ Portfolio	September 30, 2023	$390,314
VIP Disciplined Small Cap Portfolio	September 30, 2023	$91,413
VIP Dynamic Capital Appreciation Portfolio	September 30, 2023	$9,894
VIP Emerging Markets Portfolio	September 30, 2023	$333,246
VIP Equity-Income Portfolio℠	September 30, 2023	$67,233
VIP Floating Rate High Income Portfolio	September 30, 2023	$12
VIP Growth & Income Portfolio	September 30, 2023	$31,956
VIP Growth Opportunities Portfolio	September 30, 2023	$105,738
VIP Growth Portfolio	September 30, 2023	$282,252
VIP High Income Portfolio	September 30, 2023	$1,592
VIP Index 500 Portfolio	September 30, 2023	$0
VIP International Capital Appreciation Portfolio	September 30, 2023	$165,658
VIP Mid Cap Portfolio	September 30, 2023	$249,380
VIP Overseas Portfolio	September 30, 2023	$345,369
VIP Stock Selector All Cap Portfolio	September 30, 2023	$158,880
VIP Value Portfolio	September 30, 2023	$21,290
VIP Value Strategies Portfolio	September 30, 2023	$36,634

(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) diversification requirements and certain other related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income and gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction and if applicable as described below eligible foreign taxes paid by the fund. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund	Capital Loss Carryforward (CLC)
VIP Disciplined Small Cap Portfolio	$10,710,537
VIP Emerging Markets Portfolio	$99,073,318
VIP Floating Rate High Income Portfolio	$19,009,910
VIP Growth Opportunities Portfolio	$282,773,521
VIP High Income Portfolio	$159,506,776
VIP Index 500 Portfolio	$206,756
VIP International Capital Appreciation Portfolio	$56,005,980
VIP Stock Selector All Cap Portfolio	$559,621,309

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani and Jonathan Chiel, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds. Mr. Chiel oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Senior Counsel at Fidelity Investments (diversified financial services company, 2024-present). Previously, Mr. Chiel served as General Counsel (2012-2024) and Head of Legal, Risk and Compliance (2022-2024) for Fidelity Investments; Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-2024); Director and President of OH Company LLC (holding company, 2018-2024); General Counsel (2004-2012) and Senior Vice President and Deputy General Counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (law firm, 1996-2000); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-1995), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Harvard Law School Center on the Legal Profession and the U.S. Chamber Litigation Center.

Bettina Doulton (1964)

Year of Election or Appointment: 2020 or 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Trustee   of Variable Insurance Products Fund II and Variable Insurance Products Fund III

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018 or 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Member of the Advisory Board of Variable Insurance Products Fund

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Karen B. Peetz (1955)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' independent auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds' service providers; (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board's consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal control over financial reporting. The committee will also review periodically the funds' major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds' service providers' internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function.

During the fiscal year ended December 31, 2023, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	10
Fair Value Oversight Committee	4
Equity I Committee	6
Equity II Committee	6
Shareholder, Distribution, Brokerage, and Proxy Voting Committee	5
Audit Committee	6
Governance and Nominating Committee	10
Compliance Committee	5
Research Committee	6

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Bettina Doulton	Robert A Lawrence
VIP Contrafund℠ Portfolio A	-	none	none
VIP Disciplined Small Cap Portfolio A	-	none	none
VIP Dynamic Capital Appreciation Portfolio A	-	none	none
VIP Emerging Markets Portfolio A	-	none	none
VIP Equity-Income Portfolio℠	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none
VIP Growth & Income Portfolio A	-	none	none
VIP Growth Opportunities Portfolio A	-	none	none
VIP Growth Portfolio	none	none	none
VIP High Income Portfolio	none	none	none
VIP Index 500 Portfolio A	-	none	none
VIP International Capital Appreciation Portfolio A	-	none	none
VIP Mid Cap Portfolio A	-	none	none
VIP Overseas Portfolio	none	none	none
VIP Stock Selector All Cap Portfolio	none	none	none
VIP Value Portfolio	none	none	none
VIP Value Strategies Portfolio A	-	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(A) Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Vijay Advani	Thomas P Bostick	Donald F Donahue	Vicki L Fuller
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Emerging Markets Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠ A	-	none	none	none
VIP Floating Rate High Income Portfolio A	-	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio A	-	none	none	none
VIP High Income Portfolio A	-	none	none	none
VIP Index 500 Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Overseas Portfolio A	-	none	none	none
VIP Stock Selector All Cap Portfolio A	-	none	none	none
VIP Value Portfolio A	-	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Patricia L Kampling	Thomas A Kennedy	Oscar Munoz	David M Thomas
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Emerging Markets Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠ A	none	none	none	none
VIP Floating Rate High Income Portfolio A	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio A	none	none	none	none
VIP High Income Portfolio A	none	none	none	none
VIP Index 500 Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Overseas Portfolio A	none	none	none	none
VIP Stock Selector All Cap Portfolio A	none	none	none	none
VIP Value Portfolio A	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none	over $100,000

DOLLAR RANGE OF FUND SHARES	Susan Tomasky	Michael E Wiley
VIP Contrafund℠ Portfolio	none	none
VIP Disciplined Small Cap Portfolio	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none
VIP Emerging Markets Portfolio	none	none
VIP Equity-Income Portfolio℠ A	none	none
VIP Floating Rate High Income Portfolio A	none	none
VIP Growth & Income Portfolio	none	none
VIP Growth Opportunities Portfolio	none	none
VIP Growth Portfolio A	none	none
VIP High Income Portfolio A	none	none
VIP Index 500 Portfolio	none	none
VIP International Capital Appreciation Portfolio	none	none
VIP Mid Cap Portfolio	none	none
VIP Overseas Portfolio A	none	none
VIP Stock Selector All Cap Portfolio A	none	none
VIP Value Portfolio A	none	none
VIP Value Strategies Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(A) Currently, Mr. Advani is not a Trustee of Variable Insurance Products Fund.

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2023.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
VIP Contrafund℠ Portfolio	VIJAY ADVANI (B)	$2,348	$2,348
	THOMAS P BOSTICK	$5,741	$2,203
	DONALD F DONAHUE	$6,174	$6,174
	VICKI L FULLER	$5,741	$2,754
	PATRICIA L KAMPLING	$5,741	$0
	THOMAS A KENNEDY	$5,741	$2,866
	OSCAR MUNOZ	$5,633	$0
	KAREN PEETZ (C)	$2,348	$2,348
	DAVID M THOMAS	$6,716	$0
	SUSAN TOMASKY	$5,741	$3,305
	MICHAEL E WILEY	$6,066	$0
VIP Disciplined Small Cap Portfolio	VIJAY ADVANI (B)	$41	$0
	THOMAS P BOSTICK	$102	$0
	DONALD F DONAHUE	$109	$0
	VICKI L FULLER	$102	$0
	PATRICIA L KAMPLING	$102	$0
	THOMAS A KENNEDY	$102	$0
	OSCAR MUNOZ	$100	$0
	KAREN PEETZ (C)	$41	$0
	DAVID M THOMAS	$119	$0
	SUSAN TOMASKY	$102	$0
	MICHAEL E WILEY	$107	$0
VIP Dynamic Capital Appreciation Portfolio	VIJAY ADVANI (B)	$25	$0
	THOMAS P BOSTICK	$62	$0
	DONALD F DONAHUE	$66	$0
	VICKI L FULLER	$62	$0
	PATRICIA L KAMPLING	$62	$0
	THOMAS A KENNEDY	$62	$0
	OSCAR MUNOZ	$60	$0
	KAREN PEETZ (C)	$25	$0
	DAVID M THOMAS	$72	$0
	SUSAN TOMASKY	$62	$0
	MICHAEL E WILEY	$65	$0
VIP Emerging Markets Portfolio	VIJAY ADVANI (B)	$120	$0
	THOMAS P BOSTICK	$309	$0
	DONALD F DONAHUE	$333	$0
	VICKI L FULLER	$309	$0
	PATRICIA L KAMPLING	$309	$0
	THOMAS A KENNEDY	$309	$0
	OSCAR MUNOZ	$303	$0
	KAREN PEETZ (C)	$120	$0
	DAVID M THOMAS	$362	$0
	SUSAN TOMASKY	$309	$0
	MICHAEL E WILEY	$327	$0
VIP Equity-Income Portfolio℠	VIJAY ADVANI (B)	$672	$0
	THOMAS P BOSTICK	$1,735	$0
	DONALD F DONAHUE	$1,866	$0
	VICKI L FULLER	$1,735	$0
	PATRICIA L KAMPLING	$1,735	$0
	THOMAS A KENNEDY	$1,735	$0
	OSCAR MUNOZ	$1,703	$0
	KAREN PEETZ (C)	$672	$0
	DAVID M THOMAS	$2,030	$0
	SUSAN TOMASKY	$1,735	$0
	MICHAEL E WILEY	$1,834	$0
VIP Floating Rate High Income Portfolio	VIJAY ADVANI (B)	$35	$0
	THOMAS P BOSTICK	$84	$0
	DONALD F DONAHUE	$90	$0
	VICKI L FULLER	$84	$0
	PATRICIA L KAMPLING	$84	$0
	THOMAS A KENNEDY	$84	$0
	OSCAR MUNOZ	$82	$0
	KAREN PEETZ (C)	$35	$0
	DAVID M THOMAS	$98	$0
	SUSAN TOMASKY	$84	$0
	MICHAEL E WILEY	$88	$0
VIP Growth & Income Portfolio	VIJAY ADVANI (B)	$247	$0
	THOMAS P BOSTICK	$624	$0
	DONALD F DONAHUE	$671	$0
	VICKI L FULLER	$624	$0
	PATRICIA L KAMPLING	$624	$0
	THOMAS A KENNEDY	$624	$0
	OSCAR MUNOZ	$612	$0
	KAREN PEETZ (C)	$247	$0
	DAVID M THOMAS	$730	$0
	SUSAN TOMASKY	$624	$0
	MICHAEL E WILEY	$659	$0
VIP Growth Opportunities Portfolio	VIJAY ADVANI (B)	$312	$0
	THOMAS P BOSTICK	$723	$0
	DONALD F DONAHUE	$778	$0
	VICKI L FULLER	$723	$0
	PATRICIA L KAMPLING	$723	$0
	THOMAS A KENNEDY	$723	$0
	OSCAR MUNOZ	$710	$0
	KAREN PEETZ (C)	$312	$0
	DAVID M THOMAS	$846	$0
	SUSAN TOMASKY	$723	$0
	MICHAEL E WILEY	$764	$0
VIP Growth Portfolio	VIJAY ADVANI (B)	$979	$0
	THOMAS P BOSTICK	$2,347	$0
	DONALD F DONAHUE	$2,525	$0
	VICKI L FULLER	$2,347	$0
	PATRICIA L KAMPLING	$2,347	$0
	THOMAS A KENNEDY	$2,347	$0
	OSCAR MUNOZ	$2,303	$0
	KAREN PEETZ (C)	$979	$0
	DAVID M THOMAS	$2,746	$0
	SUSAN TOMASKY	$2,347	$0
	MICHAEL E WILEY	$2,480	$0
VIP High Income Portfolio	VIJAY ADVANI (B)	$89	$0
	THOMAS P BOSTICK	$231	$0
	DONALD F DONAHUE	$248	$0
	VICKI L FULLER	$231	$0
	PATRICIA L KAMPLING	$231	$0
	THOMAS A KENNEDY	$231	$0
	OSCAR MUNOZ	$227	$0
	KAREN PEETZ (C)	$89	$0
	DAVID M THOMAS	$270	$0
	SUSAN TOMASKY	$231	$0
	MICHAEL E WILEY	$244	$0
VIP Index 500 Portfolio	VIJAY ADVANI (B)	$1,504	$0
	THOMAS P BOSTICK	$3,644	$0
	DONALD F DONAHUE	$3,919	$0
	VICKI L FULLER	$3,644	$0
	PATRICIA L KAMPLING	$3,644	$0
	THOMAS A KENNEDY	$3,644	$0
	OSCAR MUNOZ	$3,575	$0
	KAREN PEETZ (C)	$1,504	$0
	DAVID M THOMAS	$4,262	$0
	SUSAN TOMASKY	$3,644	$0
	MICHAEL E WILEY	$3,850	$0
VIP International Capital Appreciation Portfolio	VIJAY ADVANI (B)	$69	$0
	THOMAS P BOSTICK	$173	$0
	DONALD F DONAHUE	$186	$0
	VICKI L FULLER	$173	$0
	PATRICIA L KAMPLING	$173	$0
	THOMAS A KENNEDY	$173	$0
	OSCAR MUNOZ	$170	$0
	KAREN PEETZ (C)	$69	$0
	DAVID M THOMAS	$202	$0
	SUSAN TOMASKY	$173	$0
	MICHAEL E WILEY	$183	$0
VIP Mid Cap Portfolio	VIJAY ADVANI (B)	$789	$789
	THOMAS P BOSTICK	$2,043	$785
	DONALD F DONAHUE	$2,197	$2,197
	VICKI L FULLER	$2,043	$981
	PATRICIA L KAMPLING	$2,043	$0
	THOMAS A KENNEDY	$2,043	$1,020
	OSCAR MUNOZ	$2,005	$0
	KAREN PEETZ (C)	$789	$789
	DAVID M THOMAS	$2,390	$0
	SUSAN TOMASKY	$2,043	$1,177
	MICHAEL E WILEY	$2,159	$0
VIP Overseas Portfolio	VIJAY ADVANI (B)	$203	$0
	THOMAS P BOSTICK	$527	$0
	DONALD F DONAHUE	$567	$0
	VICKI L FULLER	$527	$0
	PATRICIA L KAMPLING	$527	$0
	THOMAS A KENNEDY	$527	$0
	OSCAR MUNOZ	$517	$0
	KAREN PEETZ (C)	$203	$0
	DAVID M THOMAS	$616	$0
	SUSAN TOMASKY	$527	$0
	MICHAEL E WILEY	$557	$0
VIP Stock Selector All Cap Portfolio	VIJAY ADVANI (B)	$495	$0
	THOMAS P BOSTICK	$1,256	$0
	DONALD F DONAHUE	$1,351	$0
	VICKI L FULLER	$1,256	$0
	PATRICIA L KAMPLING	$1,256	$0
	THOMAS A KENNEDY	$1,256	$0
	OSCAR MUNOZ	$1,233	$0
	KAREN PEETZ (C)	$495	$0
	DAVID M THOMAS	$1,470	$0
	SUSAN TOMASKY	$1,256	$0
	MICHAEL E WILEY	$1,327	$0
VIP Value Portfolio	VIJAY ADVANI (B)	$58	$0
	THOMAS P BOSTICK	$150	$0
	DONALD F DONAHUE	$161	$0
	VICKI L FULLER	$150	$0
	PATRICIA L KAMPLING	$150	$0
	THOMAS A KENNEDY	$150	$0
	OSCAR MUNOZ	$147	$0
	KAREN PEETZ (C)	$58	$0
	DAVID M THOMAS	$176	$0
	SUSAN TOMASKY	$150	$0
	MICHAEL E WILEY	$159	$0
VIP Value Strategies Portfolio	VIJAY ADVANI (B)	$78	$0
	THOMAS P BOSTICK	$203	$0
	DONALD F DONAHUE	$218	$0
	VICKI L FULLER	$203	$0
	PATRICIA L KAMPLING	$203	$0
	THOMAS A KENNEDY	$203	$0
	OSCAR MUNOZ	$199	$0
	KAREN PEETZ (C)	$78	$0
	DAVID M THOMAS	$238	$0
	SUSAN TOMASKY	$203	$0
	MICHAEL E WILEY	$215	$0

(A) Jonathan Chiel, Bettina Doulton, Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(B)  Mr. Advani serves as a Member of the Advisory Board of Variable Insurance Products Fund effective August 1, 2023. Mr. Advani serves as a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III effective August 1, 2023.

(C) Ms. Peetz serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective August 1, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
VIJAY ADVANI	$216,667	$128,708
THOMAS P BOSTICK	$530,000	$120,000
DONALD F DONAHUE	$570,000	$336,252
VICKI L FULLER	$530,000	$150,000
PATRICIA L KAMPLING	$530,000	$0
THOMAS A KENNEDY	$530,000	$156,083
OSCAR MUNOZ	$520,000	$0
KAREN PEETZ	$216,667	$128,708
DAVID M THOMAS	$620,000	$0
SUSAN TOMASKY	$530,000	$180,000
MICHAEL E WILEY	$560,000	$0

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of February 29, 2024, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Contrafund℠ Portfolio - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	20.83%
VIP Contrafund℠ Portfolio - Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	11.52%
VIP Contrafund℠ Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	11.11%
VIP Contrafund℠ Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.80%
VIP Contrafund℠ Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	51.55%
VIP Contrafund℠ Portfolio - Service Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.13%
VIP Contrafund℠ Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	9.60%
VIP Contrafund℠ Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	18.71%
VIP Contrafund℠ Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	17.97%
VIP Contrafund℠ Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	11.28%
VIP Contrafund℠ Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.19%
VIP Contrafund℠ Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	6.24%
VIP Disciplined Small Cap Portfolio - Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	7.50%
VIP Disciplined Small Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	72.43%
VIP Disciplined Small Cap Portfolio - Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	9.26%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONAL INTEGRITY	CINCINNATI	OH	6.94%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	52.07%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.65%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	9.58%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.28%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	5.08%
VIP Dynamic Capital Appreciation Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.67%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	7.20%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.58%
VIP Emerging Markets Portfolio - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.56%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	13.91%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	9.38%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	7.33%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.81%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	6.77%
VIP Emerging Markets Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.11%
VIP Emerging Markets Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.51%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.49%
VIP Emerging Markets Portfolio - Service Class	PRUDENTIAL LIFE INSURANCE COMPANY	ROSELAND	NJ	59.40%
VIP Emerging Markets Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.36%
VIP Emerging Markets Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	41.67%
VIP Emerging Markets Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	36.87%
VIP Emerging Markets Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	12.59%
VIP Equity-Income Portfolio℠ - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	12.51%
VIP Equity-Income Portfolio℠ - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	9.96%
VIP Equity-Income Portfolio℠ - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	9.83%
VIP Equity-Income Portfolio℠ - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	6.48%
VIP Equity-Income Portfolio℠ - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	5.06%
VIP Equity-Income Portfolio℠ - Service Class 2	NYLIAC	PARSIPPANY	NJ	30.56%
VIP Equity-Income Portfolio℠ - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	23.54%
VIP Equity-Income Portfolio℠ - Service Class 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.21%
VIP Equity-Income Portfolio℠ - Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	9.35%
VIP Equity-Income Portfolio℠ - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	79.74%
VIP Floating Rate High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.03%
VIP Floating Rate High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	22.93%
VIP Floating Rate High Income Portfolio - Initial Class	LOMBARD INTERNATIONAL LIFE	PHILADELPHIA	PA	12.63%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	10.58%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.33%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.24%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.50%
VIP Growth & Income Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	78.24%
VIP Growth & Income Portfolio - Service Class	WOODMEN OF THE WORLD	OMAHA	NE	14.12%
VIP Growth & Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	74.93%
VIP Growth & Income Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	11.60%
VIP Growth & Income Portfolio - Service Class 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	5.04%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	5.22%
VIP Growth Opportunities Portfolio - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.74%
VIP Growth Opportunities Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	11.77%
VIP Growth Opportunities Portfolio - Initial Class	MIDLAND NATIONAL LIFE INSURANCE	DES MOINES	IA	5.23%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	49.15%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	17.52%
VIP Growth Opportunities Portfolio - Service Class	THE GUARDIAN INSURANCE & ANNUITY CO	BETHLEHEM	PA	11.25%
VIP Growth Opportunities Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	9.03%
VIP Growth Opportunities Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	82.81%
VIP Growth Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	18.01%
VIP Growth Portfolio - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	16.19%
VIP Growth Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	44.66%
VIP Growth Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.92%
VIP Growth Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.18%
VIP Growth Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.70%
VIP Growth Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.26%
VIP Growth Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	22.94%
VIP Growth Portfolio - Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	6.29%
VIP High Income Portfolio - Service Class 2	AMERITAS	LINCOLN	NE	30.58%
VIP High Income Portfolio - Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	20.48%
VIP High Income Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	14.50%
VIP High Income Portfolio - Service Class 2	FARM BUREAU LIFE INSURANCE COMPANY	WEST DES MOINES	IA	8.62%
VIP High Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.91%
VIP High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	20.05%
VIP High Income Portfolio - Initial Class	AMERITAS	LINCOLN	NE	7.51%
VIP High Income Portfolio - Initial Class	AUL	INDIANAPOLIS	IN	6.46%
VIP High Income Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.44%
VIP High Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	91.33%
VIP High Income Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.65%
VIP Index 500 Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.56%
VIP Index 500 Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.51%
VIP Index 500 Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	49.25%
VIP Index 500 Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	19.02%
VIP Index 500 Portfolio - Service Class	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	10.54%
VIP Index 500 Portfolio - Service Class	LINCOLN BENEFIT LIFE COMPANY	PALATINE	IL	7.69%
VIP Index 500 Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.78%
VIP Index 500 Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	31.53%
VIP Index 500 Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	27.06%
VIP Index 500 Portfolio - Service Class 2	PRUDENTIAL LIFE INSURANCE COMPANY	NEWARK	NJ	21.77%
VIP Index 500 Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.70%
VIP International Capital Appreciation Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	85.73%
VIP International Capital Appreciation Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	58.46%
VIP International Capital Appreciation Portfolio - Service Class	PROTECTIVE LIFE AND ANNUITY	GREENWOOD VILLAGE	CO	33.82%
VIP International Capital Appreciation Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	47.68%
VIP International Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	33.99%
VIP International Capital Appreciation Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE	WEST DES MOINES	IA	5.03%
VIP Mid Cap Portfolio - Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	43.86%
VIP Mid Cap Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	15.40%
VIP Mid Cap Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	39.01%
VIP Mid Cap Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	23.52%
VIP Mid Cap Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	15.18%
VIP Mid Cap Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.29%
VIP Mid Cap Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	14.86%
VIP Mid Cap Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	10.40%
VIP Mid Cap Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.46%
VIP Mid Cap Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	8.43%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.57%
VIP Mid Cap Portfolio - Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	NEW YORK	NY	6.73%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.80%
VIP Mid Cap Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.33%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.61%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	13.97%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	8.86%
VIP Overseas Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.59%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	7.87%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	7.04%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.67%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.13%
VIP Overseas Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	48.36%
VIP Overseas Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	19.91%
VIP Overseas Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.79%
VIP Overseas Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.48%
VIP Overseas Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.38%
VIP Overseas Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	24.83%
VIP Overseas Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	18.18%
VIP Overseas Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	5.64%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.13%
VIP Stock Selector All Cap Portfolio - Initial Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	43.76%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	29.00%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	16.54%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 85% PORTFOLIO	BOSTON	MA	7.01%
VIP Stock Selector All Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio - Service Class 2	FMR CAPITAL	BOSTON	MA	100.00%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.75%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	10.01%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	9.94%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	8.72%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	7.80%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2045 PORTFOLIO℠	BOSTON	MA	5.90%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2050 PORTFOLIO℠	BOSTON	MA	5.26%
VIP Value Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	69.11%
VIP Value Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	30.89%
VIP Value Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	49.45%
VIP Value Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	28.97%
VIP Value Portfolio - Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	BOSTON	MA	10.63%
VIP Value Portfolio - Service Class 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	5.10%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	10.96%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.53%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.51%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.71%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.10%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	93.63%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.27%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	70.37%
VIP Value Strategies Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	9.88%
VIP Value Strategies Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	7.71%

As of February 29, 2024, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP Growth & Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.15%
VIP Growth Opportunities Portfolio	NYLIAC	PARSIPPANY	NJ	39.22%
VIP Growth Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.01%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	43.76%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	29.00%
VIP Value Strategies Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	34.31%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1969, is the ultimate parent company of FIL Investment Advisors and FIL Investment Advisors (UK) Limited. Members of the Johnson family, including Abigail Johnson, are the predominant owners, directly or indirectly through trusts or other legal structures, of FIL Limited. While the Johnson family's ownership of FIL Limited voting stock may fluctuate from time to time as a result of changes in the total number of shares of FIL Limited voting stock outstanding, it normally represents more than 25% of the total votes which may be cast by all holders of FIL Limited voting stock. No natural person, directly or indirectly, owns 25% or more of the shares or holds 25% or more of the voting rights in FIL Limited, or directly or indirectly has the right to appoint or remove a majority of the directors of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.

FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, Geode Capital Management, LLC, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and Geode investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Pursuant to an SEC exemptive order, FMR may from time to time act as a manager of managers with respect to VIP Disciplined Small Cap Portfolio, meaning that FMR will have the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees of VIP Disciplined Small Cap Portfolio but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, shareholders of VIP Disciplined Small Cap Portfolio will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers with respect to VIP Index 500 Portfolio, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees of VIP Index 500 Portfolio but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, shareholders of VIP Index 500 Portfolio will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management Services (for all funds except VIP Index 500 Portfolio). Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing or choosing the investments of the fund in accordance with its investment objective, policies and limitations. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

Management and Sub-Advisory Services (for VIP Index 500 Portfolio). FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of the fund. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of the fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses (for all funds except VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio). In addition to the management fee payable to FMR, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management-Related Expenses (for VIP Disciplined Small Cap Portfolio).   In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management-Related Expenses (for VIP Index 500 Portfolio). Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, fees and expenses of the Independent Trustees, Rule 12b-1 fees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The fund also pays the costs related to the solicitation of fund proxies from variable product owners.

FMR and the fund have entered into a 10 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the fund, except for fees paid by a class pursuant to a plan of distribution adopted under Rule 12b-1 and applicable to that class, to limit the total annual operating expenses, other than Rule 12b-1 fees, incurred by each current class (excluding interest, taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) to 0.10%. This Expense Contract may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of each class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fees.

For the services of FMR under each management contract, VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio each pays FMR a monthly management fee at the annual rate of 0.24% and 0.045%, respectively, of the fund's average net assets throughout the month. Effective November 1, 2023, VIP Disciplined Small Cap Portfolio's annual management fee rate has been reduced from 0.36% to 0.24% of its average net assets.

For the services of FMR under each of VIP Contrafund ℠  Portfolio's, VIP Dynamic Capital Appreciation Portfolio's, VIP Emerging Markets Portfolio's, VIP Equity-Income Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP International Capital Appreciation Portfolio's, VIP Mid Cap Portfolio's, VIP Overseas Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's management contract, each class of each fund pays FMR a monthly management fee.

For the services of FMR under VIP Stock Selector All Cap Portfolio's management contract, each class of the fund pays FMR a monthly management fee. The management fee has two components: (i) a basic fee and (ii) a performance adjustment.

For VIP Contrafund ℠  Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio ℠ , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. This rate may vary by share class.

For VIP Contrafund ℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Initial Class, Service Class, Service Class 2 Annualized Rate
First $400 billion	0.660%
Next $400 billion	0.590%
Next $400 billion	0.560%
Over $1,200 billion	0.550%

For VIP Emerging Markets Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Initial Class, Service Class, Service Class 2 Annualized Rate
First $400 billion	0.910%
Next $400 billion	0.840%
Next $400 billion	0.810%
Over $1,200 billion	0.800%

For VIP Equity-Income Portfolio ℠ and VIP Growth & Income Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Initial Class, Service Class, Service Class 2 Annualized Rate
First $400 billion	0.560%
Next $400 billion	0.490%
Next $400 billion	0.460%
Over $1,200 billion	0.450%

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Initial Class, Service Class, Service Class 2 Annualized Rate
First $30 billion	0.670%
Next $30 billion	0.630%
Next $30 billion	0.600%
Over $90 billion	0.580%

For VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Initial Class, Service Class, Service Class 2 Annualized Rate
First $400 billion	0.810%
Next $400 billion	0.740%
Next $400 billion	0.710%
Over $1,200 billion	0.700%

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, a discount percentage is calculated based on the monthly average net assets of a broader group of funds advised by FMR representing multiple asset classes and the monthly average net assets of the fund. After determination of the applicable tier bound level in the following schedule, the discount percentage for each fund is calculated on a cumulative basis pursuant to the schedule. For each fund, the discount rate for a class is the class's mandate rate multiplied by the discount percentage.

DISCOUNT PERCENTAGE SCHEDULE

Average Group Assets Tier Bounds		% Discount for Average Incremental Fund Assets
Lower	Upper	First $1B	Next $19B	Next $10B	Over $30B
0	<$1 trillion	0%	3.0%	5.0%	6.5%
1	<1.5	0%	4.0%	6.0%	7.5%
1.5	<1.9	0%	5.0%	7.0%	8.5%
1.9	<2.2	0%	6.0%	8.0%	9.5%
2.2	<2.5	0%	7.0%	9.0%	10.5%
2.5	<2.8	0%	8.0%	10.0%	11.5%
2.8	<3.1	0%	9.0%	11.0%	12.5%
3.1	Above 3.1	0%	10.0%	12.0%	13.5%

For VIP Contrafund ℠  Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio ℠ , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the annual management fee rate for each class of shares of each fund offered through this SAI is the lesser of (1) the class's mandate rate reduced by the class's discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Management Fee Rate
VIP Contrafund Portfolio ℠ /Initial Class	0.56%
VIP Contrafund Portfolio ℠ /Service Class	0.56%
VIP Contrafund Portfolio ℠ /Service Class 2	0.56%
VIP Dynamic Capital Appreciation Portfolio/Initial Class	0.58%
VIP Dynamic Capital Appreciation Portfolio/Service Class	0.58%
VIP Dynamic Capital Appreciation Portfolio/Service Class 2	0.58%
VIP Emerging Markets Portfolio/Initial Class	0.85%
VIP Emerging Markets Portfolio/Service Class	0.85%
VIP Emerging Markets Portfolio/Service Class 2	0.85%
VIP Equity-Income Portfolio ℠ /Initial Class	0.47%
VIP Equity-Income Portfolio ℠ /Service Class	0.47%
VIP Equity-Income Portfolio ℠ /Service Class 2	0.47%
VIP Floating Rate High Income Portfolio/Initial Class	0.63%
VIP Growth & Income Portfolio/Initial Class	0.48%
VIP Growth & Income Portfolio/Service Class	0.48%
VIP Growth & Income Portfolio/Service Class 2	0.48%
VIP Growth Opportunities Portfolio/Initial Class	0.58%
VIP Growth Opportunities Portfolio/Service Class	0.58%
VIP Growth Opportunities Portfolio/Service Class 2	0.58%
VIP Growth Portfolio/Initial Class	0.57%
VIP Growth Portfolio/Service Class	0.57%
VIP Growth Portfolio/Service Class 2	0.57%
VIP High Income Portfolio/Initial Class	0.63%
VIP High Income Portfolio/Service Class	0.63%
VIP High Income Portfolio/Service Class 2	0.63%
VIP International Capital Appreciation Portfolio/Initial Class	0.74%
VIP International Capital Appreciation Portfolio/Service Class	0.74%
VIP International Capital Appreciation Portfolio/Service Class 2	0.74%
VIP Mid Cap Portfolio/Initial Class	0.57%
VIP Mid Cap Portfolio/Service Class	0.57%
VIP Mid Cap Portfolio/Service Class 2	0.57%
VIP Overseas Portfolio/Initial Class	0.72%
VIP Overseas Portfolio/Service Class	0.72%
VIP Overseas Portfolio/Service Class 2	0.72%
VIP Value Portfolio/Initial Class	0.58%
VIP Value Portfolio/Service Class	0.58%
VIP Value Portfolio/Service Class 2	0.58%
VIP Value Strategies Portfolio/Initial Class	0.58%
VIP Value Strategies Portfolio/Service Class	0.58%
VIP Value Strategies Portfolio/Service Class 2	0.58%

One-twelfth of the management fee rate is applied to the class's average net assets for the month, giving a dollar amount which is the management fee for the class for that month.

For VIP Stock Selector All Cap Portfolio, the annual basic fee rate for each class of shares of the fund offered through this SAI is the lesser of (1) the class's mandate rate reduced by the class's discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Basic Fee Rate
VIP Stock Selector All Cap Portfolio/Initial Class	0.58%
VIP Stock Selector All Cap Portfolio/Service Class	0.58%
VIP Stock Selector All Cap Portfolio/Service Class 2	0.58%

One-twelfth of the basic fee rate is applied to the class's average net assets for the month, giving a dollar amount which is the basic fee for the class for that month.

Computing the Performance Adjustment. The basic fee for the following fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the designated index over the same period. The performance period commenced with the first day of the first full month following the commencement of operations of the Investor Class, a class of shares of the fund not offered through this SAI. During the first twelve months of the performance period for the Investor Class, there will be no performance adjustment. The performance period consists of the most recent month plus the previous 35 months. The performance comparison is made at the end of each month.

Fund	Performance Adjustment Index
VIP Stock Selector All Cap Portfolio (A)	MSCI U.S. Investable Market 2500 Index

(A)The performance period for the fund commenced on November 1, 2021. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for VIP Stock Selector All Cap Portfolio, they may designate a successor index to be substituted, when permitted by applicable law.

For the purposes of calculating the performance adjustment for VIP Stock Selector All Cap Portfolio, the fund's investment performance will be based on the performance of Investor Class, a class of shares of the fund not offered through this SAI. To the extent that other classes of VIP Stock Selector All Cap Portfolio have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

For VIP Stock Selector All Cap Portfolio, each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be proportionately added to (or subtracted from) a class's basic fee.

The performance of a fund or class, as applicable, is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund or class are treated as if reinvested in that fund's or class's shares at the NAV as of the record date for payment.

The record of an index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the designated performance adjustment index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund's assets, which do not vary by class.

The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended December 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any, and the amount of negative or positive performance adjustments to the management fees paid. The total management fees paid includes the amount of any performance adjustment.

Fund(s)	Fiscal Years Ended	Performance Adjustment	Management Fees Paid to Investment Adviser
VIP Contrafund℠ Portfolio (A)	2023	$0	$98,539,250
	2022	$0	$101,359,230
	2021	$0	$120,891,270
VIP Disciplined Small Cap Portfolio	2023 (B)	$0	$1,123,006
	2022 (C)	$0	$1,221,086
	2021	$0	$1,777,635
VIP Dynamic Capital Appreciation Portfolio (A)	2023	$0	$1,060,255
	2022	$0	$1,054,333
	2021	$0	$1,221,670
VIP Emerging Markets Portfolio (A)	2023	$0	$7,728,377
	2022	$0	$8,338,838
	2021	$0	$9,598,926
VIP Equity-Income Portfolio℠ (A)	2023	$0	$23,730,451
	2022	$0	$24,750,498
	2021	$0	$25,908,370
VIP Floating Rate High Income Portfolio (A)	2023	$0	$1,519,319
	2022	$0	$1,408,134
	2021	$0	$1,106,242
VIP Growth & Income Portfolio (A)	2023	$0	$8,603,719
	2022	$0	$8,299,395
	2021	$0	$8,160,025
VIP Growth Opportunities Portfolio (A)	2023	$0	$12,632,559
	2022	$0	$12,040,512
	2021	$0	$17,291,087
VIP Growth Portfolio (A)	2023	$0	$40,573,524
	2022	$0	$38,897,241
	2021	$0	$45,494,015
VIP High Income Portfolio (A)	2023	$0	$4,078,885
	2022	$0	$4,445,598
	2021	$0	$5,362,477
VIP Index 500 Portfolio	2023	$0	$5,408,902
	2022	$0	$4,951,390
	2021	$0	$5,236,553
VIP International Capital Appreciation Portfolio (A)	2023	$0	$3,823,899
	2022	$0	$3,560,138
	2021	$0	$4,038,347
VIP Mid Cap Portfolio (A)	2023	$0	$34,622,475
	2022	$0	$35,899,464
	2021	$0	$43,104,256
VIP Overseas Portfolio (A)	2023	$0	$11,099,718
	2022	$0	$11,036,904
	2021	$0	$12,777,251
VIP Stock Selector All Cap Portfolio (A)	2023	$(838,255)	$20,511,043
	2022	$(361,048)	$25,115,509
	2021 (D)	$0	$6,015,659
VIP Value Portfolio (A)	2023	$0	$2,542,665
	2022	$0	$2,600,376
	2021	$0	$2,270,051
VIP Value Strategies Portfolio (A)	2023	$0	$3,441,219
	2022	$0	$3,686,938
	2021	$0	$3,626,091
(A)Effective March 1, 2024, each fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. Each amended contract incorporates either a management fee rate that may vary by class or a basic fee rate that may vary by class (subject to a performance adjustment). FMR or an affiliate pays certain expenses of managing and operating each fund out of each class's management fee. Prior to March 1, 2024, each fund's management fee consisted of a group fee rate component plus an individual fee rate, subject to the performance adjustment, as applicable.

(B)On November 1, 2023, FMR reduced the management fee rate paid by the fund from 0.36% to 0.24%.
(C)On February 1, 2022, FMR reduced the management fee rate paid by the fund from 0.45% to 0.36%
(D)Fund commenced operations on October 21, 2021.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.

On behalf of VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan.

On behalf of VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into a sub-advisory agreement with FMR UK.

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays the sub-advisers.

Sub-Advisers - FIL Investment Advisors and FIL Investment Advisors (UK) Limited.

On behalf of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio, FMR has entered into a sub-advisory agreement with FIL Investment Advisors (FIA), and FIA, in turn, has entered into a sub-advisory agreement with FIL Investment Advisors (UK) Limited (FIA(UK)).

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays FIA.

Effective March 1, 2024, under the terms of each sub-advisory agreement, FMR pays FIA monthly fees at an annual rate of 0.50% for VIP Emerging Markets Portfolio and 0.44% for each of VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio with respect to the average daily net assets of the fund managed by FIA. FIA in turn pays FIA(UK).

For the fiscal year(s) ended December 31, 2023, 2022, and 2021, FMR, on behalf of each fund paid no fees to FIA.

Sub-Adviser - Geode.   VIP Index 500 Portfolio and FMR have entered into sub-advisory agreement(s) with Geode. Pursuant to the sub-advisory agreement(s), FMR has granted Geode investment management authority as well as the authority to buy and sell securities.

Under the terms of the sub-advisory agreement, for providing investment management services to VIP Index 500 Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.0060% of the average daily net assets of the fund.

In addition, effective January 1, 2024, Geode has contractually agreed to waive a portion of its sub-advisory fee.

VIP Disciplined Small Cap Portfolio and FMR previously entered into sub-advisory agreement(s) with Geode. The sub-advisory agreement was terminated effective March 18, 2022.

The following table shows the amount of sub-advisory fees paid by FMR on behalf of a fund, to Geode for the fiscal year(s) ended December 31, 2023, 2022, and 2021, as applicable.

Fund	Fiscal Years Ended	Sub-Advisory Fees Paid by FMR to Geode
VIP Disciplined Small Cap Portfolio (A)	2022	$178,338
	2021	$888,798
VIP Index 500 Portfolio	2023	$721,299
	2022 (B)	$702,295
	2021 (C)	$788,555

(A)The sub-advisory agreement was terminated effective March 18, 2022.
(B) On October 1, 2022, FMR reduced the sub-advisory fee rate paid to Geode from 0.0065% to 0.0060%.
(C) On August 1, 2021, FMR reduced the sub-advisory fee rate paid to Geode from 0.0070% to 0.0065%.

Asher Anolic is Co-Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio and receives compensation for those services. Jason Weiner is Co-Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio and receives compensation for those services. Sam Polyak is the Portfolio Manager of VIP Emerging Markets Portfolio and receives compensation for those services. Matt Fruhan is the Portfolio Manager of VIP Growth & Income Portfolio and receives compensation for those services. Kyle Weaver is Co-Portfolio Manager of VIP Growth Opportunities Portfolio and receives compensation for those services. Sammy Simnegar is the Portfolio Manager of VIP International Capital Appreciation Portfolio and receives compensation for those services. Vincent Montemaggiore is the Portfolio Manager of VIP Overseas Portfolio and receives compensation for those services. Matt Friedman is the Portfolio Manager of VIP Value Strategies Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account, or lead account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s), account(s), and lead account(s) is weighted according to the portfolio manager's tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the lead account's pre-tax investment performance measured against the benchmark index identified below for the fund, and the lead account's pre-tax investment performance within the peer group(s) identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Fund / Benchmark Index / Peer Group(s)

VIP Dynamic Capital Appreciation Portfolio / S&P 500® Index / Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories

VIP Emerging Markets Portfolio / MSCI Emerging Markets Index (net MA tax) / Morningstar® Diversified Emerging Markets Category

VIP Growth & Income Portfolio / S&P 500® Index / Lipper℠ Growth & Income Funds

VIP Growth Opportunities Portfolio / Russell 1000® Growth Index / Morningstar® Large Growth Category

VIP International Capital Appreciation Portfolio / MSCI ACWI (All Country World Index) ex USA Index (net MA tax) / Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories

VIP Overseas Portfolio / MSCI EAFE Index (net MA tax) / Morningstar® Foreign Large Blend Category

VIP Value Strategies Portfolio / Russell Midcap® Value Index / Morningstar® Mid-Cap Value Category

William Danoff is Co-Portfolio Manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Jean Park is Co-Portfolio Manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Asher Anolic is Co-Portfolio Manager of VIP Growth Portfolio and receives compensation for those services. Jason Weiner is Co-Portfolio Manager of VIP Growth Portfolio and receives compensation for those services. Thomas Allen is Co-Portfolio Manager of VIP Mid Cap Portfolio and receives compensation for those services. Daniel Sherwood is Co-Portfolio Manager of VIP Mid Cap Portfolio and receives compensation for those services. Matt Friedman is the Portfolio Manager of VIP Value Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the peer group(s) identified below for the fund. Another component of Mr. Danoff's bonus is based on the pre-tax investment performance of the portion of VIP Contrafund℠ Portfolio's assets the portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages (based on the performance of the fund's Initial Class) within the Morningstar® Large Blend Category. Another component of Ms. Park's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages within the Morningstar® Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Fund / Benchmark Index / Peer Group(s)

VIP Contrafund℠ Portfolio / S&P 500® Index / Morningstar® Large Blend Category

VIP Growth Portfolio / Russell 3000® Growth Index / Morningstar® Large Growth and Mid-Cap Growth Categories

VIP Mid Cap Portfolio / S&P MidCap 400® Index / Morningstar® Mid-Cap Blend Category

VIP Value Portfolio / Russell 3000® Value Index / Morningstar® Large Value and Mid-Cap Value Categories

Ramona Persaud is the portfolio manager of VIP Equity-Income Portfolio℠ and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account, or lead account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) is weighted according to the portfolio manager's tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Equity-Income Portfolio℠ is based on the lead account's pre-tax investment performance measured against the Russell 3000® Value Index, and the lead account's pre-tax investment performance within the Lipper℠ Equity Income Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Eric Mollenhauer is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Kevin Nielsen is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Chandler Perine is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Effective January 1, 2024, Jared Beckerman serves as Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. Benjamin Harrison is Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. Alexandre Karam is Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. As of December 31, 2023 (January 1, 2024, for Jared Beckerman), portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Mollenhauer's, Mr. Nielsen's, and Mr. Perine's bonus that is linked to the investment performance of VIP Floating Rate High Income Portfolio is based on the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Lipper℠ Loan Participation Funds. The portion of Mr. Beckerman's, Mr. Harrison's, and Mr. Karam's bonus that is linked to the investment performance of VIP High Income Portfolio is based on the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Lipper℠ VIP High Yield Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Becky Baker is a research analyst and Co-Portfolio Manager of VIP Growth Opportunities Portfolio and receives compensation for services as a research analyst and as a portfolio manager under a single compensation plan. As of December 31, 2023, compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of the portfolio manager's bonus relates to the portfolio manager's performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other emerging market funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, and within a defined peer group assigned to each fund or account, if applicable, (ii) the investment performance of other equity funds and accounts, and (iii) the pre-tax investment performance of the portfolio manager's recommendations measured against a benchmark index corresponding to the portfolio manager's assignment universe and against a broadly diversified emerging markets index. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Growth Opportunities Portfolio is based on the fund's pre-tax investment performance measured against the Russell 1000® Growth Index, and the pre-tax investment performance of the fund (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay and bonus opportunity tend to increase with the portfolio manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that the portfolio manager's responsibilities as a portfolio manager of the fund may not be entirely consistent with the portfolio manager's responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

VIP Index 500 Portfolio is managed by Geode, a sub-adviser to the fund. Louis Bottari is a Senior Portfolio Manager of VIP Index 500 Portfolio and receives compensation for those services. Peter Matthew is a Senior Portfolio Manager of VIP Index 500 Portfolio and receives compensation for those services. Navid Sohrabi is a Senior Portfolio Manager of VIP Index 500 Portfolio and receives compensation for those services. Payal Gupta is a Portfolio Manager of VIP Index 500 Portfolio and receives compensation for those services. Robert Regan is a Portfolio Manager of VIP Index 500 Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by Geode.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to VIP Index 500 Portfolio's relative pre-tax investment performance measured against the S&P 500® Index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager's compensation plan can give rise to potential conflicts of interest. A manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing each fund's investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

Anna Lester is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Effective February 2, 2024, George Liu serves as Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Shashi Naik is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. As of December 31, 2023 (February 2, 2024 for Mr. Liu), portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in an equity-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. The component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to VIP Disciplined Small Cap Portfolio's relative pre-tax investment performance measured against the Russell 2000® Index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Christopher Lee is Lead Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Chad Colman is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Douglas Simmons is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Pierre Sorel is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Nicola Stafford is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of Mr. Colman's, Mr. Simmons', Mr. Sorel's, and Ms. Stafford's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the benchmark index identified below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Manager / Benchmark Index

Chad Colman / MSCI U.S. IM Industrials Index

Douglas Simmons / MSCI U.S. IM Utilities Index

Pierre Sorel / MSCI U.S. IM Financials Index

Nicola Stafford / MSCI U.S. IM Consumer Discretionary Index

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Samuel Wald is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other real estate funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Stock Selector All Cap Portfolio is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of Mr. Wald's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the MSCI U.S. IM Real Estate Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Matthew Drukker, Ashley Fernandes, Ali Khan, Ben Shuleva, and Eddie Yoon are research analysts and Co-Portfolio Managers of VIP Stock Selector All Cap Portfolio, and each receives compensation for services as a research analyst and as a portfolio manager under a single compensation plan. As of December 31, 2023, compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of each portfolio manager's bonus relates to the portfolio manager's performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other emerging market funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, and within a defined peer group assigned to each fund or account, if applicable, (ii) the investment performance of other equity funds and accounts, and (iii) the pre-tax investment performance of the portfolio manager's recommendations measured against a benchmark index corresponding to the portfolio manager's assignment universe and against a broadly diversified emerging markets index. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager's bonus that is linked to the investment performance of VIP Stock Selector All Cap Portfolio is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the pre-tax investment performance of the fund (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of each portfolio manager's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the benchmark index identified below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Manager / Benchmark Index

Matthew Drukker / MSCI U.S. IM Communication Services Index

Ashley Fernandes / MSCI U.S. IM Energy Index

Ali Khan / MSCI U.S. IM Information Technology Index

Ben Shuleva / MSCI U.S. IM Consumer Staples Index

Edward Yoon / MSCI U.S. IM Health Care Index

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay and bonus opportunity tend to increase with the portfolio manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that a portfolio manager's responsibilities as a portfolio manager of the fund may not be entirely consistent with the portfolio manager's responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by William Danoff as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	19	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$185,484	$66,022	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$134,888	none	none

* Includes assets of VIP Contrafund ℠ Portfolio managed by Mr. Danoff ($12,242 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Contrafund ℠ Portfolio beneficially owned by Mr. Danoff was none.

The following table provides information relating to other accounts managed by Jean Park as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$18,674	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,343	none	none

* Includes assets of VIP Contrafund ℠ Portfolio managed by Ms. Park ($8,332 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Contrafund ℠ Portfolio beneficially owned by Ms. Park was none.

The following table provides information relating to other accounts managed by Anna Lester as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,287	$137	$667
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($375 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Ms. Lester was none.

The following table provides information relating to other accounts managed by Shashi Naik as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,287	$137	$667
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($375 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Naik was none.

The following table provides information relating to other accounts managed by Asher Anolic as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$28,503	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,172	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Jason Weiner as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,478	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,147	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Sam Polyak as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	10	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$10,799	$4,910	$303
Assets Managed with Performance-Based Advisory Fees (in millions)	$86	none	none

* Includes VIP Emerging Markets Portfolio ($1,032 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Emerging Markets Portfolio beneficially owned by Mr. Polyak was none.

The following table provides information relating to other accounts managed by Ramona Persaud as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	7	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,901	$8,615	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income Portfolio ℠ ($5,805 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Equity-Income Portfolio ℠ beneficially owned by Ms. Persaud was none.

The following table provides information relating to other accounts managed by Eric Mollenhauer as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	6	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$19,130	$2,829	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Mollenhauer was none.

The following table provides information relating to other accounts managed by Kevin Nielsen as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	6	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,952	$3,063	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Nielsen was none.

The following table provides information relating to other accounts managed by Chandler Perine as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	8	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,718	$3,091	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Perine was none.

The following table provides information relating to other accounts managed by Matt Fruhan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	2	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	none
Assets Managed (in millions)	$49,014	$4,171	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$4,613	$4,029	none

* Includes VIP Growth & Income Portfolio ($2,167 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth & Income Portfolio beneficially owned by Mr. Fruhan was none.

The following table provides information relating to other accounts managed by Becky Baker as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	11	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$24,808	$2,131	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$18,243	none	none

* Includes VIP Growth Opportunities Portfolio ($2,861 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Ms. Baker was none.

The following table provides information relating to other accounts managed by Kyle Weaver as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	7	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$22,153	$1,411	$202
Assets Managed with Performance-Based Advisory Fees (in millions)	$18,243	none	none

* Includes VIP Growth Opportunities Portfolio ($2,861 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Mr. Weaver was none.

The following table provides information relating to other accounts managed by Asher Anolic as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$28,503	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,172	none	none

* Includes VIP Growth Portfolio ($8,807 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Jason Weiner as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,478	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,147	none	none

* Includes VIP Growth Portfolio ($8,807 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Benjamin Harrison as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,472	$1,851	$519
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($769 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Harrison was none.

The following table provides information relating to other accounts managed by Alexandre Karam as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	19	19	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$13,875	$16,113	$522
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($769 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Karam was none.

The following table provides information relating to other accounts managed by Louis Bottari as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	81	91	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,961	$124,900	$4,190
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($13,537 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Payal Gupta as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	81	91	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,961	$124,900	$4,190
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($13,537 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Peter Matthew as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	81	91	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,961	$124,900	$4,388
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($13,537 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Bob Regan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	81	91	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,961	$124,900	$4,388
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($13,537 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Regan was none.

The following table provides information relating to other accounts managed by Navid Sohrabi as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	81	91	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,961	$124,900	$4,190
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($13,537 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Sohrabi was none.

The following table provides information relating to other accounts managed by Sammy Simnegar as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$43,357	$599	$933
Assets Managed with Performance-Based Advisory Fees (in millions)	$41,031	none	none

* Includes VIP International Capital Appreciation Portfolio ($633 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Capital Appreciation Portfolio beneficially owned by Mr. Simnegar was none.

The following table provides information relating to other accounts managed by Thomas Allen as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,367	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($6,961 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Allen was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Daniel Sherwood as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$12,408	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,868	none	none

* Includes VIP Mid Cap Portfolio ($6,961 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Sherwood was none.

The following table provides information relating to other accounts managed by Vincent Montemaggiore as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,433	$5,534	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$9,271	none	none

* Includes VIP Overseas Portfolio ($1,839 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Montemaggiore was none.

The following table provides information relating to other accounts managed by Chad Colman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	11	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$7,811	$1,608	$234
Assets Managed with Performance-Based Advisory Fees (in millions)	$894	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Colman ($438 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Colman was none.

The following table provides information relating to other accounts managed by Matthew Drukker as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$8,853	none	$96
Assets Managed with Performance-Based Advisory Fees (in millions)	$354	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Drukker ($354 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Drukker was none.

The following table provides information relating to other accounts managed by Ashley Fernandes as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	18	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$9,478	$2,747	$159
Assets Managed with Performance-Based Advisory Fees (in millions)	$287	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Fernandes ($287 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Fernandes was none.

The following table provides information relating to other accounts managed by Ali Khan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$34,391	$35	$342
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,430	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Khan ($1,206 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Khan was none.

The following table provides information relating to other accounts managed by Christopher Lee as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	19	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$114,363	$1,812	$1,429
Assets Managed with Performance-Based Advisory Fees (in millions)	$12,057	none	none

* Includes VIP Stock Selector All Cap Portfolio ($4,399 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Lee was none.

The following table provides information relating to other accounts managed by Ben Shuleva as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,069	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$252	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Shuleva ($252 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Shuleva was none.

The following table provides information relating to other accounts managed by Douglas Simmons as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$4,967	none	$979
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,045	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Simmons ($99 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Simmons was none.

The following table provides information relating to other accounts managed by Pierre Sorel as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$16,235	$163	$296
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,041	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Sorel ($577 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Sorel was none.

The following table provides information relating to other accounts managed by Nicola Stafford as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$17,346	$588	$48
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,279	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Stafford ($490 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Stafford was none.

The following table provides information relating to other accounts managed by Samuel Wald as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$2,418	$158	$610
Assets Managed with Performance-Based Advisory Fees (in millions)	$287	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Wald ($130 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Wald was none.

The following table provides information relating to other accounts managed by Eddie Yoon as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$25,054	$726	$24
Assets Managed with Performance-Based Advisory Fees (in millions)	$722	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Yoon ($553 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Yoon was none.

The following table provides information relating to other accounts managed by Matt Friedman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	9	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$23,184	$2,195	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$11,568	none	none

* Includes VIP Value Portfolio ($522 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Value Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Matt Friedman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	9	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$23,184	$2,195	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$11,568	none	none

* Includes VIP Value Strategies Portfolio ($705 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Value Strategies Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Jared Beckerman as of January 31, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,189	$1,843	$542
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($767 (in millions) assets managed).

As of January 31, 2024, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Beckerman was none.

The following table provides information relating to other accounts managed by George Liu as of February 29, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	none	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,229	none	$10
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($391 (in millions) assets managed).

As of February 29, 2024, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Liu was none.

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3. There are no racially or ethnically diverse directors.

4. The director is a public company CEO who sits on more than two unaffiliated public company boards.

5. The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investors without being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Geode Voting Policies

Geode Authority and Duties to Vote Client and Fund Securities

As an investment adviser, Geode holds discretionary voting authority over a majority of its client accounts. Geode understands its obligations with respect to voting for clients and will apply a voting methodology for clients in a manner that Geode believes represents the best interests of its clients. Except in cases where clients have dictated separate voting guidelines, Geode's voting methodology is applied in a unified manner across all clients consistent with the proxy voting policies ("Voting Policies") described in this document. In certain limited instances, Geode clients may request that client-approved proxy voting guidelines are required to be followed. In these rare instances, a third-party proxy provider is engaged to vote proxies in accordance with such client-approved guidelines rather than the Voting Policies as described below. Geode's Voting Policies are designed to (1) establish a framework for Geode's decision-making with respect to proxy voting in client accounts and (2) set forth operational procedures for the oversight and execution of Geode's proxy voting responsibilities. Geode's Operations Committee oversees the implementation of Geode's voting authority under these Voting Policies .

Third-Party Proxy Advisory Firms

Geode have retained Institutional Shareholder Services ("ISS"), a third-party proxy advisory firm, to act as Geode's proxy voting agent ("Proxy Agent") providing Geode with vote execution and administration services including, operational, recordkeeping and reporting services. Geode uses research and analysis relating to general corporate governance issues and specific proxy items from proxy advisory firms including ISS and Glass Lewis.

Geode's Stewardship Team conducts monthly oversight of the Proxy Agent's implementation of the Voting Policies and vote execution. The oversight may include sampling votes cast on behalf of client accounts in an attempt to identify potential inconsistencies between the Proxy Agent's implementation of the Voting Policies and the actual vote instructions placed on behalf of Geode's client accounts. The sampling may focus on voting across similar proposals or a company-specific evaluation based on potential conflicts of interest between the proxy advisory firm and the company. Results of the monthly oversight are presented to Geode's Operations Committee.

Proxy Voting Process

Except in cases where clients have dictated separate voting guidelines, Geode retains the responsibility for proxy ballot items in accordance with the Voting Policies herein and does not otherwise reference the Proxy Agent's voting policies. To help facilitate the vote execution process, the Proxy Agent prepares a written analysis and recommendation of each proxy ballot item based on the Proxy Agent's application of Geode's Voting Policies. The Proxy Agent generally pre-populates and submits votes for proxy ballot items in accordance with such recommendations. If the Proxy Agent or Geode becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Proxy Agent and Geode will generally endeavor to consider such information where such information is viewed as material in Geode's discretion when casting votes on behalf of client accounts. In certain instances, this may result in an override or a revised recommendation issued by the Proxy Agent.

In limited circumstances where Geode's Voting Policies do not address the specific matter, the Proxy Agent will refer the ballot back to Geode. Ballot items that have been referred to Geode for a voting decision are handled on a case-by-case basis.

Geode aims to vote all shareholder meetings; however, when deemed appropriate, Geode reserves the right to refrain from voting certain meetings, for example in cases where:

•Power of attorney documentation is required.

•Issuer-specific beneficial owner documentation or certifications are required.

•Voting is not permissible due to sanctions affecting the company.

•Voting occurs in certain share blocking markets where shares are subject to lockup periods during shareholder meeting dates.

Conflicts of Interest

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Proxy Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, shareholders, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Proxy Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).

Proxy Voting Policies

Geode has established the Voting Policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its Voting Policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated on a case-by-case basis. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation.

Non-US Issuers: Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies to the greatest extent possible but will also take local market standards and best practices into consideration. In the event local market standards and best practices in a non-US jurisdiction differs with (or are not specifically covered by) these policies, Geode will generally vote in accordance with such local market standards and best practices. For example, some jurisdictions have different standards for director independence and a greater tolerance for non-independent directors on boards and Geode will vote in accordance with those standards in those jurisdictions, even if not consistent with the policies below. In addition, Geode will not vote in re-registration markets outside of the US.

Geode's specific policies are as follows:

I. Director Elections & Other Board/Governance Matters

A. Election of Directors:

Geode will generally support director nominees and incumbent members of a board of directors except in certain instances detailed below:

1 . Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation (e.g. illness, family emergency, work on behalf of the company or service to the nation); Support may also be withheld from the chair of the nominating/governance committee if the proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings but fails to provide the names of the directors

2. Independent Directors . Geode will vote against a director if (1) the Nominee is non-independent and full board comprises less than a majority of independent directors, or (2) the Nominee is not independent and sits on the audit, compensation or nominating committee (or none of these committees exist). For purposes of this Policy, independence will be assessed based on the company's relevant listing standard and controlled companies will be exempt from the assessment in line with exemptions from listing standards, where applicable.

3. Director Responsiveness.

a. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

b. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares.

c. Geode will vote against the chair of the nominating/governance committee if at the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast and the company failed to address the issue(s) that caused the high withhold/against vote, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

d. Geode will vote against the chair of the compensation committee when there is insufficient responsiveness to a say-on-pay vote that received less than 70 percent support at the last annual general meeting, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

4. Repriced Options. Geode will vote against the chair of the compensation committee in the concurrent or next following vote if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced underwater options, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

5. Golden Parachutes . Geode will vote against the chair of the compensation committee if the compensation committee adopted or renewed an excessive golden parachute within the past year (i.e., since the prior AGM), provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

For purposes of these Policies, "excessive" is defined as:

a. cash severance payment is greater than three times salary and bonus

b. change-in-control severance payments are not double triggered; or

c. excise tax gross-ups are allowed

6. Poor Accounting Practices/Material Weaknesses. Geode will vote against the chair of the Audit Committee if poor accounting practices are identified that rise to a level of serious concern, such as fraud, misapplication of GAAP and material weaknesses identified in disclosures; provided that, if the audit committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the audit committee on the ballot, in each case, unless circumstances such as the severity, breadth, chronological sequence, duration, and the company's efforts at remediation or corrective actions would render the poor accounting practice moot, immaterial or insignificant.

7. Compensation Concerns.   Geode will vote against the chair of the compensation committee when there are compensation concerns (i.e. the company fails to include a Say on Pay ballot item when required by applicable regulation or the company's declared policy; there is a pattern of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors), and there is no say-on-pay proposal on the ballot, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot under such circumstances.

8. Gender Diversity.   Geode will vote against the chair of a Company's nominating/governance committee if no woman serves on the board and no woman was serving on the board at the previous shareholder meeting, unless Geode determines that the Company has during this period engaged in good faith efforts to search for and consider qualified women candidates to serve on the board, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

9. Over boarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards

10. Unequal Voting Rights. Geode will vote against the chair of the nominating/governance committee if the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

11. Problematic Board Governance. Vote against the chair of the relevant committee responsible for the problematic governance practices (provided that if the relevant committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the relevant committee on the ballot) when such practices have been identified, including:

a. Unilateral By-law/Charter Amendments (i.e., allowing the board to make amendments without shareholder consent)

b. Problematic Audit Practices (i.e., the company receives an adverse opinion on the company's financial statements from its auditor)

c. Governance Failures (Bribery, Criminal Activity, regulatory sanctions, legal judgements, etc.)

d. Adopting or extending an anti-takeover provision that would have been opposed by Geode under this Policy without shareholder approval

B. Majority Election.

Unless a company has a director resignation policy, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

C. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

D. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.

E. Board Composition

1. Geode will vote FOR shareholder proposals calling for a majority of directors to be independent of management.

2. Geode will generally vote in favor of shareholder proposals calling for a majority of directors on board Nominating, Audit and Compensation Committees to be independent.

3. Geode will vote AGAINST proposals calling for the separation of the roles of Chairman & CEO, if combined and there is a lead independent director. Proposals will be reviewed on a case-by-case basis, If the roles of Chairman & CEO are combined and there is no lead independent director to determine if appointment of an independent Chairman would likely be in shareholders' best interest in promoting effective oversight of management by the Board.

II. Executive & Director Compensation and Stock Plans

A. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

1. The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

2. The company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification and the dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans is greater than 15%, provided that, dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively.

3. The exercise price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

4. If the directors eligible to receive options under the plan are involved in the administration of the plan or the plan administrator has the discretion over awards.

5. The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

6. Acceleration of Vesting: the plan provides that the vesting of equity awards may accelerate before a potential change in control occurs.

B. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if: The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 15%, provided that, (i) dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively, and (ii) Geode will also consider whether the company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification.

C. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these Voting Policies will be measured against the total number of shares under all components of such plan.

D. Say on Pay (non-binding).

1. Advisory Vote on Executive Compensation. Geode will generally vote FOR an advisory vote on executive compensation but will review on a case-by-case basis when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the prior advisory vote received less than 70% support and the board exhibits a significant level of poor communication and responsiveness to shareholders.

2. Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

3. Advisory Vote on Golden Parachute. Geode will vote AGAINST "excessive" change-in-control severance payments (as defined herein).

E. Vote FOR Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

F. Geode will support shareholder proposals seeking to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

G. Golden Parachute.   Geode will vote AGAINST shareholder proposals to submit a severance agreement to a shareholder vote when:

1. the company maintains an existing policy addressing excessive severance, and

2. the provisions of the existing policy would not be deemed "excessive" (as defined herein).

H. Holdings Period for Executives.   Vote AGAINST shareholder proposals requesting full tenure holding periods for executives on shares acquired through equity compensation programs during their employment.

I. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing market conditions as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

III. Anti-Takeover Measures

A. Geode will generally vote as follows on anti-takeover measures:

1. Against Addition of Special Interest Directors to the board.

2. Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except where the blank check preferred stock proposal is proposed in connection with an acquisition or merger.

3. Classification of Boards, Geode will vote FOR proposals to de-classify boards.

4. Golden Parachutes, that Geode deems to be excessive (as defined herein) in the event of change-in-control.

5. Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST/Withhold the chair of the nomination/governance committee in the concurrent or next following vote on the election of directors, provided that, if the nomination/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nomination/governance committee on the ballot under such circumstances, in each case, unless (a) the board has adopted a Poison Pill with a sunset provision; (b) the term is less than three years; (c) the Pill includes a qualifying offer clause; Or (d) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

6. Against Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

7. Against Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR management proposals to reincorporate in another state when not accompanied by such anti-takeover provisions.

8. Against Requirements that restrict or expand the board size to prevent outside interests from holding seats.

9. Against Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements unless there is a controlling shareholder.

10. Against Transfer of Authority from Shareholders to Directors.

B. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

C. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

IV. Capitalization Issues or Capital Structure

A. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

B. Vote FOR elimination of Preemptive Rights.

C. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing or there is bankruptcy risk or going concern issues. Vote AGAINST if any evidence that Reverse Stock Split could be used to thwart takeover attempts. Geode will support a proposal resulting in an authorization of up to 300 percent shares outstanding and reserved for legitimate purposes. Geode will vote AGAINST any proposal resulting in an authorization exceeding 300 percent the company's shares outstanding and reserved for legitimate purposes.

D. Vote FOR management proposals to Reduce the Par Value of common stock. Review case-by-case if the proposal may facilitate an anti-takeover device or other negative corporate governance action.

E. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.

F. Vote AGAINST proposals to Reprice Outstanding Stock Options where the plans (1) do not exclude senior management and directors; or (2) contain a repricing proposal that is not value neutral to shareholders based upon an acceptable options pricing model. Otherwise these proposals will be considered on a case-by-case basis, taking into account: (i) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (ii) the company's relative performance compared to other companies within the relevant industry or industries; and (iii) economic and other conditions affecting the relevant industry or industries in which the company competes.

G. Vote AGAINST Excessive Increases in Common Stock unless there is either bankruptcy risk or going concern issues. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. However, requests will be evaluated on a case-by-case basis when there are significant risks of non-approval, including a government rescue program, or other extenuating circumstances.

H. Generally, vote FOR capitalization proposals tied to a merger/acquisition to give management the ability to finance the transaction. However, Geode will review on a case-by-case basis where it determines that such capitalization items may result in excessive or inappropriate dilution of shareholders' interests if the requested capitalization is more than is needed to complete the transaction.

V. Environmental and Social

A. Evaluate each proposal related to environmental and social issues (excluding political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. There are instances, however, where Geode may support certain shareholder environmental and social proposals where Geode believes the proposals meet the following conditions (i) request disclosure of new or additional information that is material to investors, and increase or preserve shareholder value by improving transparency into the company's processes and governance relating to the topic of the proposal, and (ii) would not be impractical or overly burdensome for the company to comply with. Geode may take action against the re-election of board members if there are serious concerns over an issuer's approach to environmental or social issues.

B. Vote AGAINST shareholder proposals to disclose company practices related to political contributions, except instances when the company has been flagged for problematic political activity by a regulatory organization will be reviewed on a case-by-case basis.

VI. Other Business

A. Geode votes AGAINST introduction of cumulative voting rights. Geode will vote FOR elimination of cumulative voting rights.

B. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

C. Shares of Investment Companies For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.

D. Geode will vote AGAINST proposed auditors where non-audit fees constitute more than half of the total fees paid by the company to the audit firm if the excessive fees are not tied to an IPO, equity raise, bankruptcy service, or other one-off transaction. Absent such issues, Geode will vote FOR selection of proposed auditors.

E. Geode will generally vote FOR management proposals allowing for the convening of shareholder meetings by electronic means assuming comparable rights and opportunities for shareholder participation are aligned with those available during an in-person event.

F. Charter and Bylaw Amendments

1. Geode will vote FOR amendments if they meet the following criteria:

a. is editorial in nature;

b. shareholder rights are not harmed;

c. there is negligible or positive impact on shareholder value;

d. management provides adequate reasons for the amendments; or

e. the company is required to do so by law (if applicable).

2. Vote FOR proposals to amend articles of incorporation that are in connection to mergers/acquisitions, provided that     such amendments are otherwise consistent with these Voting Policies.

3. Vote against proposals giving the board exclusive authority to amend the bylaws. Vote for proposals giving the board     the ability to amend the bylaws in addition to shareholders.

4. Vote as otherwise set forth in these Voting Policies for amendments that are necessary to effect stock splits, to change     a company's name or to authorize additional shares of common stock.

G. Geode will vote FOR routine agenda items and similar routine management proposals such as changing the company name or procedural matters relating to the shareholder meeting.

H. Geode will vote AGAINST reimbursing proxy solicitation expenses unless part of a proxy contest, in which case Geode will evaluate in connection with the contest.

I. Geode will vote AGAINST shareholder proposals seeking the adoption of a documented CEO succession planning    policy.

J. Adjourn Meeting. Geode will generally support proposals to adjourn meetings where the outcome would be known    unless seeking to adjourn a meeting where there is a strategic transaction on the agenda.

K. Other Business. Geode will vote AGAINST management proposals to approve business matters where such matters     are not adequately disclosed in meeting materials.

L. Proxy Contests/Contested Director Elections. Geode will review contested ballot items on a case-by-case basis (note:     all other ballot items will be reviewed under the relevant or applicable guideline(s)).

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Initial Class, Service Class and Service Class 2 of each fund (other than Service Class and Service Class 2 of VIP Floating Rate High Income Portfolio) (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

The table below shows the distribution and/or service fees paid for the fiscal year ended December 31, 2023.

Fund(s)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
VIP Contrafund℠ Portfolio - Service Class	$1,483,932	$1,483,932	$0
VIP Contrafund℠ Portfolio - Service Class 2	$18,198,243	$18,198,243	$0
VIP Disciplined Small Cap Portfolio - Service Class	$216	$216	$0
VIP Disciplined Small Cap Portfolio - Service Class 2	$55,282	$55,282	$0
VIP Dynamic Capital Appreciation Portfolio - Service Class	$428	$428	$0
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	$36,472	$36,472	$0
VIP Emerging Markets Portfolio - Service Class	$189,913	$189,913	$0
VIP Emerging Markets Portfolio - Service Class 2	$372,633	$372,633	$0
VIP Equity-Income Portfolio℠ - Service Class	$280,866	$280,866	$0
VIP Equity-Income Portfolio℠ - Service Class 2	$3,719,383	$3,719,383	$0
VIP Growth & Income Portfolio - Service Class	$121,151	$121,151	$0
VIP Growth & Income Portfolio - Service Class 2	$2,803,499	$2,803,499	$0
VIP Growth Opportunities Portfolio - Service Class	$113,522	$113,522	$0
VIP Growth Opportunities Portfolio - Service Class 2	$2,670,080	$2,670,080	$0
VIP Growth Portfolio - Service Class	$1,060,375	$1,060,375	$0
VIP Growth Portfolio - Service Class 2	$4,063,646	$4,063,646	$0
VIP High Income Portfolio - Service Class	$54,937	$54,937	$0
VIP High Income Portfolio - Service Class 2	$304,648	$304,648	$0
VIP Index 500 Portfolio - Service Class	$164,467	$164,467	$0
VIP Index 500 Portfolio - Service Class 2	$5,145,638	$5,145,638	$0
VIP International Capital Appreciation Portfolio - Service Class	$3,959	$3,959	$0
VIP International Capital Appreciation Portfolio - Service Class 2	$207,186	$207,186	$0
VIP Mid Cap Portfolio - Service Class	$612,841	$612,841	$0
VIP Mid Cap Portfolio - Service Class 2	$9,709,207	$9,709,207	$0
VIP Overseas Portfolio - Service Class	$134,121	$134,121	$0
VIP Overseas Portfolio - Service Class 2	$795,940	$795,940	$0
VIP Stock Selector All Cap Portfolio - Service Class	$92	$92	$0
VIP Stock Selector All Cap Portfolio - Service Class 2	$229	$229	$0
VIP Value Portfolio - Service Class	$255	$255	$0
VIP Value Portfolio - Service Class 2	$131,726	$131,726	$0
VIP Value Strategies Portfolio - Service Class	$26,128	$26,128	$0
VIP Value Strategies Portfolio - Service Class 2	$794,913	$794,913	$0

Under each Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or shareholder support services. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class shares of each fund.

Under each Service Class and Service Class 2 Plan, if the payment of management fees by the fund to Fidelity Management & Research Company LLC is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan.

Each Service Class and Service Class 2 Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class and Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners.

In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class shares of a fund other than those made to FMR under its management contract with the fund.

To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class and Service Class 2 Plan does not provide for specific payments by Service Class and Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis.

In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT SERVICES

VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio have entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services. For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in a fund.

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FIIOC (or an agent, including an affiliate) performs transfer agency services under the terms of each fund's management contract. Prior to March 1, 2024, each fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.

For each fund, FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

For each fund, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

For each fund, FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.

VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio have entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on VIP Disciplined Small Cap Portfolio's and VIP Index 500 Portfolio's average daily net assets throughout the month.

The annual rates, as a percentage of average net assets, for pricing and bookkeeping services for VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio are shown in the following table:

Fund	Pricing and Bookkeeping Rate
VIP Disciplined Small Cap Portfolio	0.04%
VIP Index 500 Portfolio	0.01%

For VIP Index 500 Portfolio, FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FSC, an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program under the terms of each fund's management contract.

Prior to March 1, 2024, VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio bore the cost of pricing and bookkeeping services under a separate agreement covering such services. For providing pricing and bookkeeping services, FSC received a monthly fee based on each fund's average daily net assets throughout the month.

Pricing and bookkeeping fees paid by a fund to FSC for the fiscal year(s) ended December 31, 2023, 2022, and 2021 are shown in the following table.

Fund	2023	2022	2021
VIP Contrafund℠ Portfolio	$1,525,805	$1,594,006	$1,820,028
VIP Disciplined Small Cap Portfolio	$117,115	$122,437	$153,667
VIP Dynamic Capital Appreciation Portfolio	$71,613	$74,063	$90,522
VIP Emerging Markets Portfolio	$445,677	$485,371	$565,474
VIP Equity-Income Portfolio℠	$982,210	$1,042,495	$1,125,931
VIP Floating Rate High Income Portfolio	$131,199	$123,506	$99,493
VIP Growth & Income Portfolio	$544,014	$553,628	$585,012
VIP Growth Opportunities Portfolio	$635,796	$643,907	$962,616
VIP Growth Portfolio	$1,073,457	$1,107,489	$1,231,290
VIP High Income Portfolio	$281,637	$301,247	$352,026
VIP Index 500 Portfolio	$0	$0	$0
VIP International Capital Appreciation Portfolio	$275,724	$263,268	$299,765
VIP Mid Cap Portfolio	$1,022,730	$1,084,136	$1,212,600
VIP Overseas Portfolio	$728,090	$737,228	$868,554
VIP Stock Selector All Cap Portfolio	$921,643	$1,002,983	$217,440 (A)
VIP Value Portfolio	$171,388	$181,596	$168,212
VIP Value Strategies Portfolio	$214,670	$236,056	$246,959

(A) Fund commenced operations on October 21, 2021.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2023, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Emerging Markets Portfolio
Gross income from securities lending activities	$945,533	$835,955	$119,129	$207,293
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$718,515	$777,139	$79,191	$178,527
Other fees not included in the revenue split (lending agent fees to NFS)	$21,783	$5,351	$3,709	$2,815
Aggregate fees/compensation for securities lending activities	$740,298	$782,491	$82,900	$181,342
Net income from securities lending activities	$205,235	$53,464	$36,229	$25,951

Security Lending Activities	Fund(s)
	VIP Equity-Income Portfolio℠	VIP Floating Rate High Income Portfolio	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio
Gross income from securities lending activities	$1,873,970	$25,153	$1,957,529	$2,454,947
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$1,649,610	$24,740	$1,735,007	$2,106,693
Other fees not included in the revenue split (lending agent fees to NFS)	$20,744	$37	$20,994	$33,805
Aggregate fees/compensation for securities lending activities	$1,670,354	$24,777	$1,756,001	$2,140,498
Net income from securities lending activities	$203,616	$376	$201,528	$314,449

Security Lending Activities	Fund(s)
	VIP Growth Portfolio	VIP High Income Portfolio	VIP Index 500 Portfolio	VIP International Capital Appreciation Portfolio
Gross income from securities lending activities	$2,760,701	$20,235	$10,030,218	$87,004
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$1,883,674	$19,520	$9,727,571	$83,662
Other fees not included in the revenue split (lending agent fees to NFS)	$83,607	$69	$27,213	$318
Aggregate fees/compensation for securities lending activities	$1,967,281	$19,588	$9,754,784	$83,980
Net income from securities lending activities	$793,420	$647	$275,434	$3,024

Security Lending Activities	Fund(s)
	VIP Mid Cap Portfolio	VIP Overseas Portfolio	VIP Stock Selector All Cap Portfolio	VIP Value Portfolio
Gross income from securities lending activities	$18,192,985	$460,121	$552,987	$740,399
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$16,312,761	$385,099	$424,211	$710,921
Other fees not included in the revenue split (lending agent fees to NFS)	$180,416	$7,172	$12,423	$2,876
Aggregate fees/compensation for securities lending activities	$16,493,177	$392,271	$436,634	$713,797
Net income from securities lending activities	$1,699,808	$67,850	$116,353	$26,602

Security Lending Activities	Fund(s)
VIP Value Strategies Portfolio
Gross income from securities lending activities	$1,154,245
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$1,017,447
Other fees not included in the revenue split (lending agent fees to NFS)	$13,483
Aggregate fees/compensation for securities lending activities	$1,030,930
Net income from securities lending activities	$123,315

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization.

Contrafund® Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Disciplined Small Cap Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Dynamic Capital Appreciation Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Emerging Markets Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Equity-Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Floating Rate High Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Growth & Income Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Growth Opportunities Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Growth Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

High Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Index 500 Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

International Capital Appreciation Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Overseas Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Stock Selector All Cap Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Value Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Value Strategies Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

The Trustees are permitted to create additional funds in the trusts and to create additional classes of a fund.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP Contrafund℠ Portfolio, VIP Floating Rate High Income Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, and VIP Mid Cap Portfolio.

Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of VIP Growth Portfolio and VIP Overseas Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Growth & Income Portfolio, VIP Stock Selector All Cap Portfolio, and VIP Value Portfolio.

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, and VIP Value Strategies Portfolio.

Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, and VIP Stock Selector All Cap Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide a full list of holdings monthly on institutional.fidelity.com 60 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com monthly, 15 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com (i) monthly, 60 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights (each as consolidated, as the case may be) for the fiscal year ended December 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.

Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.

Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

About the S&P 500 ® Index. The S&P 500 ® Index is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The composition of the S&P 500 ® Index is determined by S&P Dow Jones Indices LLC ("SPDJI") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. SPDJI may change the index's composition from time to time.

The performance of the S&P 500 ® Index is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which a fund bears.

Although SPDJI obtains information for inclusion in or for use in the calculation of the S&P 500 ® Index from sources which it considers reliable, SPDJI does not guarantee the accuracy or the completeness of the S&P 500 ® Index or any data included therein. SPDJI makes no warranty, express or implied, as to results to be obtained by the licensee, owners of a fund, or any other person or entity from the use of the S&P 500 ® Index or any data included therein in connection with the rights licensed hereunder or for any other use. SPDJI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 ® Index and any data included therein.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Fidelity ® Variable Insurance Products
Contrafund® Portfolio
Disciplined Small Cap Portfolio
Dynamic Capital Appreciation Portfolio
Equity-Income Portfolio
Floating Rate High Income Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Growth Portfolio
High Income Portfolio
Mid Cap Portfolio
Stock Selector All Cap Portfolio
Value Portfolio
Value Strategies Portfolio
Investor Class
Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2024, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

VIPINV-PTB-0424

1.815032.120

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund (other than VIP Growth Portfolio):

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund (other than VIP Mid Cap Portfolio and VIP Stock Selector All Cap Portfolio):

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

For VIP Mid Cap Portfolio and VIP Stock Selector All Cap Portfolio:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio):

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity ® Money Market Central Fund and/or any non-money market Central fund, Fidelity Management & Research Company LLC (FMR) looks through to the holdings of the Central fund.

For purposes of each of VIP Contrafund SM Portfolio's, VIP Disciplined Small Cap Portfolio's, VIP Equity-Income Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Stock Selector All Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Mid Cap Portfolio:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of each of VIP Dynamic Capital Appreciation Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, and VIP Mid Cap Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

For VIP Growth Portfolio:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of the fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

The funds to which this SAI relates, other than VIP Growth Portfolio, intend to comply both with the Subchapter M diversification requirements and with the diversification requirements described in the fundamental investment limitations disclosure above.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund (other than VIP Floating Rate High Income Portfolio and VIP High Income Portfolio):

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP Floating Rate High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For VIP High Income Portfolio:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) originating and/or making direct loans (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For VIP Equity-Income Portfolio SM :

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund (other than VIP Dynamic Capital Appreciation Portfolio, VIP Floating Rate High Income Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio):

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio SM , VIP Growth Portfolio, and VIP High Income Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

Pooled Funds

For VIP Growth Opportunities Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For VIP Mid Cap Portfolio:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures and options transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

For purposes of a fund's 80% investment policy that defines a particular market capitalization by reference to the capitalization range of one or more indexes (as described in the prospectus), the capitalization range of the index(es) generally will be measured no less frequently than once per month.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.

Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

From time to time FMR and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fidelity ® fund or acquire floating rate loans from a Fidelity ® fund, or may be intermediate participants with respect to floating rate loans owned by a Fidelity ® fund. These banks also may act as agents for floating rate loans that a Fidelity ® fund owns.

The following paragraphs pertain to floating rate loans: Agents, Participation Interests, Collateral, Floating Interest Rates, Maturity, Floating Rate Loan Trading, Supply of Floating Rate Loans, Restrictive Covenants, Fees, and Other Types of Floating Rate Debt Securities.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the "agent") for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser's rights against the borrower but also for the receipt and processing of payments due under the floating rate loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a fund and the borrower, if the participation interest does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate (SOFR), London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. The interest rate payable on some floating rate loans may be subject to an upper limit ("cap") or lower ("floor").

The interest rate on SOFR- and LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between SOFR, LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

Floating Rate Loan Trading. Floating rate loans are generally subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Supply of Floating Rate Loans. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Securities. Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.

Covenant-Lite Obligations . A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if a fund's adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Fidelity ® funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of VIP Contrafund SM Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

VIP Floating Rate High Income Portfolio reserves the right to invest without limitation in investment-grade, money market, or short-term debt instruments for temporary, defensive purposes.

VIP High Income Portfolio reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.

To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission 1 . For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for each fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For each of VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended December 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

The variation in VIP Stock Selector All Cap Portfolio's portfolio turnover rate during the fiscal year ended   December 31, 2022 was the result of the fund having been newly launched and to address regulatory changes.

Turnover Rates	2023	2022
VIP Contrafund℠ Portfolio	30%	38%
VIP Disciplined Small Cap Portfolio	100%	102%
VIP Dynamic Capital Appreciation Portfolio	51%	55%
VIP Equity-Income Portfolio℠	21%	20%
VIP Floating Rate High Income Portfolio	31%	26%
VIP Growth & Income Portfolio	15%	10%
VIP Growth Opportunities Portfolio	54%	68%
VIP Growth Portfolio	48%	36%
VIP High Income Portfolio	48%	32%
VIP Mid Cap Portfolio	41%	31%
VIP Stock Selector All Cap Portfolio	39%	29%
VIP Value Portfolio	51%	48%
VIP Value Strategies Portfolio	57%	59%

During the fiscal year ended December 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2023.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP Contrafund℠ Portfolio	JPMorgan Chase & Co.	$312,922,594
	Bank of America Corp.	$68,099,157
	Goldman Sachs Group, Inc.	$1,350,195
	Morgan Stanley	$65,899,775
	UBS AG	$10,221,220
	Royal Bank of Canada	$23,845,437
VIP Dynamic Capital Appreciation Portfolio	JPMorgan Chase & Co.	$1,309,770
	Morgan Stanley	$2,201,633
VIP Equity-Income Portfolio℠	JPMorgan Chase & Co.	$229,307,558
	Bank of America Corp.	$153,478,264
VIP Floating Rate High Income Portfolio	Bank of America Corp.	$904,381
	JPMorgan Chase & Co.	$612,362
VIP Growth & Income Portfolio	JPMorgan Chase & Co.	$24,414,793
	Bank of America Corp.	$58,276,440
	Morgan Stanley	$4,716,865
VIP High Income Portfolio	Bank of America Corp.	$1,325,718
	JPMorgan Chase & Co.	$2,336,939
VIP Stock Selector All Cap Portfolio	Morgan Stanley	$14,460,837
	JPMorgan Chase & Co.	$75,891,986
	Bank of America Corp.	$19,121,126
	Citigroup, Inc.	$5,065,297
	UBS AG	$9,793,539
VIP Value Portfolio	UBS AG	$2,857,485

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Contrafund℠ Portfolio	2023	$1,974,654	0.01%
	2022	$2,253,186	0.01%
	2021	$2,889,558	0.01%
VIP Disciplined Small Cap Portfolio	2023	$325,638	0.10%
	2022	$282,243	0.09%
	2021	$62,088	0.02%
VIP Dynamic Capital Appreciation Portfolio	2023	$39,033	0.02%
	2022	$55,945	0.03%
	2021	$72,621	0.03%
VIP Equity-Income Portfolio℠	2023	$398,230	0.01%
	2022	$593,211	0.01%
	2021	$842,146	0.01%
VIP Floating Rate High Income Portfolio	2023	$40	0.00%
	2022	$46	0.00%
	2021	$351	0.00%
VIP Growth & Income Portfolio	2023	$155,348	0.01%
	2022	$107,260	0.01%
	2021	$200,029	0.01%
VIP Growth Opportunities Portfolio	2023	$597,219	0.02%
	2022	$756,378	0.03%
	2021	$1,101,320	0.03%
VIP Growth Portfolio	2023	$1,360,641	0.02%
	2022	$1,501,691	0.02%
	2021	$2,186,524	0.03%
VIP High Income Portfolio	2023	$10,077	0.00%
	2022	$10,949	0.00%
	2021	$2,568	0.00%
VIP Mid Cap Portfolio	2023	$1,996,103	0.03%
	2022	$1,742,276	0.03%
	2021	$2,664,431	0.03%
VIP Stock Selector All Cap Portfolio	2023	$866,850	0.02%
	2022	$916,758	0.02%
	2021 (A)	$180,942	0.00%
VIP Value Portfolio	2023	$140,296	0.03%
	2022	$142,323	0.03%
	2021	$148,901	0.03%
VIP Value Strategies Portfolio	2023	$277,204	0.04%
	2022	$252,277	0.04%
	2021	$309,711	0.04%

(A)  Fund commenced operations on October 21, 2021.

The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended December 31, 2023. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Contrafund℠ Portfolio	2023	FCM (A)	FMR LLC		$47,533	2.41%	8.44%
	2023	Kezar Trading	FMR LLC		$8,181	0.41%	1.76%
	2022	FCM	FMR LLC		$93,628
	2022	Kezar Trading	FMR LLC		$11,915
	2021	FCM	FMR LLC		$87,991
	2021	Kezar Trading	FMR LLC		$18,934
VIP Disciplined Small Cap Portfolio	2023	FCM	FMR LLC		$945	0.29%	0.54%
	2023	Kezar Trading	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$1,366
	2022	Kezar Trading	FMR LLC		$2
	2021	FCM	FMR LLC		$0
	2021	Kezar Trading	FMR LLC		$0
VIP Dynamic Capital Appreciation Portfolio	2023	FCM (A)	FMR LLC		$1,084	2.78%	10.91%
	2023	Kezar Trading (A)	FMR LLC		$308	0.79%	3.10%
	2022	FCM	FMR LLC		$1,618
	2022	Kezar Trading	FMR LLC		$410
	2021	FCM	FMR LLC		$1,643
	2021	Kezar Trading	FMR LLC		$330
VIP Equity-Income Portfolio℠	2023	FCM (A)	FMR LLC		$11,305	2.84%	7.93%
	2023	Kezar Trading (A)	FMR LLC		$3,340	0.84%	2.17%
	2022	FCM	FMR LLC		$19,268
	2022	Kezar Trading	FMR LLC		$4,006
	2021	FCM	FMR LLC		$26,667
	2021	Kezar Trading	FMR LLC		$13,312
VIP Floating Rate High Income Portfolio	2023	FCM	FMR LLC		$0	0.00%	0.00%
	2023	Kezar Trading	FMR LLC		$0	0.00%	0.00%
	2022	FCM	FMR LLC		$1
	2022	Kezar Trading	FMR LLC		$0
	2021	FCM	FMR LLC		$25
	2021	Kezar Trading	FMR LLC		$15
VIP Growth & Income Portfolio	2023	FCM (A)	FMR LLC		$3,797	2.44%	8.20%
	2023	Kezar Trading	FMR LLC		$995	0.64%	1.94%
	2022	FCM	FMR LLC		$3,052
	2022	Kezar Trading	FMR LLC		$328
	2021	FCM	FMR LLC		$3,725
	2021	Kezar Trading	FMR LLC		$739
VIP Growth Opportunities Portfolio	2023	FCM (A)	FMR LLC		$20,418	3.42%	12.15%
	2023	Kezar Trading	FMR LLC		$3,612	0.60%	1.97%
	2022	FCM	FMR LLC		$34,313
	2022	Kezar Trading	FMR LLC		$5,739
	2021	FCM	FMR LLC		$36,723
	2021	Kezar Trading	FMR LLC		$6,752
VIP Growth Portfolio	2023	FCM (A)	FMR LLC		$35,257	2.59%	10.75%
	2023	Kezar Trading (A)	FMR LLC		$8,650	0.64%	3.33%
	2022	FCM	FMR LLC		$39,889
	2022	Kezar Trading	FMR LLC		$10,685
	2021	FCM	FMR LLC		$52,111
	2021	Kezar Trading	FMR LLC		$10,797
VIP High Income Portfolio	2023	FCM (A)	FMR LLC		$161	1.60%	2.53%
	2023	Kezar Trading	FMR LLC		$4	0.04%	0.09%
	2022	FCM	FMR LLC		$49
	2022	Kezar Trading	FMR LLC		$0
	2021	FCM	FMR LLC		$79
	2021	Kezar Trading	FMR LLC		$84
VIP Mid Cap Portfolio	2023	FCM (A)	FMR LLC		$49,091	2.46%	8.00%
	2023	Kezar Trading (A)	FMR LLC		$17,293	0.87%	3.26%
	2022	FCM	FMR LLC		$54,011
	2022	Kezar Trading	FMR LLC		$8,053
	2021	FCM	FMR LLC		$64,798
	2021	Kezar Trading	FMR LLC		$13,037
VIP Stock Selector All Cap Portfolio	2023	FCM	FMR LLC		$21,395	2.47%	7.10%
	2023	Kezar Trading	FMR LLC		$6,052	0.70%	2.14%
	2022	FCM	FMR LLC		$29,572
	2022	Kezar Trading	FMR LLC		$5,491
	2021 (B)	FCM	FMR LLC		$5,225
	2021 (B)	Kezar Trading	FMR LLC		$1,044
VIP Value Portfolio	2023	FCM	FMR LLC		$5,322	3.79%	9.55%
	2023	Kezar Trading	FMR LLC		$634	0.45%	1.25%
	2022	FCM	FMR LLC		$5,206
	2022	Kezar Trading	FMR LLC		$819
	2021	FCM	FMR LLC		$4,518
	2021	Kezar Trading	FMR LLC		$827
VIP Value Strategies Portfolio	2023	FCM (A)	FMR LLC		$6,850	2.47%	7.74%
	2023	Kezar Trading	FMR LLC		$1,632	0.59%	1.94%
	2022	FCM	FMR LLC		$6,748
	2022	Kezar Trading	FMR LLC		$2,771
	2021	FCM	FMR LLC		$8,189
	2021	Kezar Trading	FMR LLC		$1,330

(A)The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

(B)Fund commenced operations on October 21, 2021.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2023.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Contrafund℠ Portfolio	2023	$1,635,154	$9,157,044,986
VIP Disciplined Small Cap Portfolio	2023	$280,523	$582,860,487
VIP Dynamic Capital Appreciation Portfolio	2023	$32,416	$139,936,353
VIP Equity-Income Portfolio℠	2023	$322,989	$1,307,124,341
VIP Floating Rate High Income Portfolio	2023	$40	$139,107
VIP Growth & Income Portfolio	2023	$127,276	$368,491,053
VIP Growth Opportunities Portfolio	2023	$478,737	$1,748,927,533
VIP Growth Portfolio	2023	$1,093,016	$5,003,814,330
VIP High Income Portfolio	2023	$6,096	$17,947,443
VIP Mid Cap Portfolio	2023	$1,531,775	$3,681,839,622
VIP Stock Selector All Cap Portfolio	2023	$688,818	$2,593,954,578
VIP Value Portfolio	2023	$111,719	$331,784,826
VIP Value Strategies Portfolio	2023	$220,134	$526,072,472

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2023.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services (A)
VIP Contrafund℠ Portfolio	September 30, 2023	$390,314
VIP Disciplined Small Cap Portfolio	September 30, 2023	$91,413
VIP Dynamic Capital Appreciation Portfolio	September 30, 2023	$9,894
VIP Equity-Income Portfolio℠	September 30, 2023	$67,233
VIP Floating Rate High Income Portfolio	September 30, 2023	$12
VIP Growth & Income Portfolio	September 30, 2023	$31,956
VIP Growth Opportunities Portfolio	September 30, 2023	$105,738
VIP Growth Portfolio	September 30, 2023	$282,252
VIP High Income Portfolio	September 30, 2023	$1,592
VIP Mid Cap Portfolio	September 30, 2023	$249,380
VIP Stock Selector All Cap Portfolio	September 30, 2023	$158,880
VIP Value Portfolio	September 30, 2023	$21,290
VIP Value Strategies Portfolio	September 30, 2023	$36,634

(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) requirements and certain related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income/gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their tax returns with respect to foreign taxes withheld.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund	Capital Loss Carryforward (CLC)
VIP Disciplined Small Cap Portfolio	$10,710,537
VIP Floating Rate High Income Portfolio	$19,009,910
VIP Growth Opportunities Portfolio	$282,773,521
VIP High Income Portfolio	$159,506,776
VIP Stock Selector All Cap Portfolio	$559,621,309

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani and Jonathan Chiel, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds. Mr. Chiel oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Senior Counsel at Fidelity Investments (diversified financial services company, 2024-present). Previously, Mr. Chiel served as General Counsel (2012-2024) and Head of Legal, Risk and Compliance (2022-2024) for Fidelity Investments; Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-2024); Director and President of OH Company LLC (holding company, 2018-2024); General Counsel (2004-2012) and Senior Vice President and Deputy General Counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (law firm, 1996-2000); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-1995), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Harvard Law School Center on the Legal Profession and the U.S. Chamber Litigation Center.

Bettina Doulton (1964)

Year of Election or Appointment: 2020 or 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Trustee   of Variable Insurance Products Fund II and Variable Insurance Products Fund III

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018 or 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Member of the Advisory Board of Variable Insurance Products Fund

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Karen B. Peetz (1955)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' independent auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds' service providers; (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board's consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal control over financial reporting. The committee will also review periodically the funds' major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds' service providers' internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function.

During the fiscal year ended December 31, 2023, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	10
Fair Value Oversight Committee	4
Equity I Committee	6
Equity II Committee	6
Shareholder, Distribution, Brokerage, and Proxy Voting Committee	5
Audit Committee	6
Governance and Nominating Committee	10
Compliance Committee	5
Research Committee	6

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Bettina Doulton	Robert A Lawrence
VIP Contrafund℠ Portfolio A	-	none	none
VIP Disciplined Small Cap Portfolio A	-	none	none
VIP Dynamic Capital Appreciation Portfolio A	-	none	none
VIP Equity-Income Portfolio℠	none	none	none
VIP Floating Rate High Income Portfolio	none	none	none
VIP Growth & Income Portfolio A	-	none	none
VIP Growth Opportunities Portfolio A	-	none	none
VIP Growth Portfolio	none	none	none
VIP High Income Portfolio	none	none	none
VIP Mid Cap Portfolio A	-	none	none
VIP Stock Selector All Cap Portfolio	none	none	none
VIP Value Portfolio	none	none	none
VIP Value Strategies Portfolio A	-	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(A) Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Vijay Advani	Thomas P Bostick	Donald F Donahue	Vicki L Fuller
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠ A	-	none	none	none
VIP Floating Rate High Income Portfolio A	-	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio A	-	none	none	none
VIP High Income Portfolio A	-	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Stock Selector All Cap Portfolio A	-	none	none	none
VIP Value Portfolio A	-	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Patricia L Kampling	Thomas A Kennedy	Oscar Munoz	David M Thomas
VIP Contrafund℠ Portfolio	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none
VIP Equity-Income Portfolio℠ A	none	none	none	none
VIP Floating Rate High Income Portfolio A	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none
VIP Growth Portfolio A	none	none	none	none
VIP High Income Portfolio A	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none
VIP Stock Selector All Cap Portfolio A	none	none	none	none
VIP Value Portfolio A	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none	over $100,000

DOLLAR RANGE OF FUND SHARES	Susan Tomasky	Michael E Wiley
VIP Contrafund℠ Portfolio	none	none
VIP Disciplined Small Cap Portfolio	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none
VIP Equity-Income Portfolio℠ A	none	none
VIP Floating Rate High Income Portfolio A	none	none
VIP Growth & Income Portfolio	none	none
VIP Growth Opportunities Portfolio	none	none
VIP Growth Portfolio A	none	none
VIP High Income Portfolio A	none	none
VIP Mid Cap Portfolio	none	none
VIP Stock Selector All Cap Portfolio A	none	none
VIP Value Portfolio A	none	none
VIP Value Strategies Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(A) Currently, Mr. Advani is not a Trustee of Variable Insurance Products Fund.

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2023.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
VIP Contrafund℠ Portfolio	VIJAY ADVANI (B)	$2,348	$2,348
	THOMAS P BOSTICK	$5,741	$2,203
	DONALD F DONAHUE	$6,174	$6,174
	VICKI L FULLER	$5,741	$2,754
	PATRICIA L KAMPLING	$5,741	$0
	THOMAS A KENNEDY	$5,741	$2,866
	OSCAR MUNOZ	$5,633	$0
	KAREN PEETZ (C)	$2,348	$2,348
	DAVID M THOMAS	$6,716	$0
	SUSAN TOMASKY	$5,741	$3,305
	MICHAEL E WILEY	$6,066	$0
VIP Disciplined Small Cap Portfolio	VIJAY ADVANI (B)	$41	$0
	THOMAS P BOSTICK	$102	$0
	DONALD F DONAHUE	$109	$0
	VICKI L FULLER	$102	$0
	PATRICIA L KAMPLING	$102	$0
	THOMAS A KENNEDY	$102	$0
	OSCAR MUNOZ	$100	$0
	KAREN PEETZ (C)	$41	$0
	DAVID M THOMAS	$119	$0
	SUSAN TOMASKY	$102	$0
	MICHAEL E WILEY	$107	$0
VIP Dynamic Capital Appreciation Portfolio	VIJAY ADVANI (B)	$25	$0
	THOMAS P BOSTICK	$62	$0
	DONALD F DONAHUE	$66	$0
	VICKI L FULLER	$62	$0
	PATRICIA L KAMPLING	$62	$0
	THOMAS A KENNEDY	$62	$0
	OSCAR MUNOZ	$60	$0
	KAREN PEETZ (C)	$25	$0
	DAVID M THOMAS	$72	$0
	SUSAN TOMASKY	$62	$0
	MICHAEL E WILEY	$65	$0
VIP Equity-Income Portfolio℠	VIJAY ADVANI (B)	$672	$0
	THOMAS P BOSTICK	$1,735	$0
	DONALD F DONAHUE	$1,866	$0
	VICKI L FULLER	$1,735	$0
	PATRICIA L KAMPLING	$1,735	$0
	THOMAS A KENNEDY	$1,735	$0
	OSCAR MUNOZ	$1,703	$0
	KAREN PEETZ (C)	$672	$0
	DAVID M THOMAS	$2,030	$0
	SUSAN TOMASKY	$1,735	$0
	MICHAEL E WILEY	$1,834	$0
VIP Floating Rate High Income Portfolio	VIJAY ADVANI (B)	$35	$0
	THOMAS P BOSTICK	$84	$0
	DONALD F DONAHUE	$90	$0
	VICKI L FULLER	$84	$0
	PATRICIA L KAMPLING	$84	$0
	THOMAS A KENNEDY	$84	$0
	OSCAR MUNOZ	$82	$0
	KAREN PEETZ (C)	$35	$0
	DAVID M THOMAS	$98	$0
	SUSAN TOMASKY	$84	$0
	MICHAEL E WILEY	$88	$0
VIP Growth & Income Portfolio	VIJAY ADVANI (B)	$247	$0
	THOMAS P BOSTICK	$624	$0
	DONALD F DONAHUE	$671	$0
	VICKI L FULLER	$624	$0
	PATRICIA L KAMPLING	$624	$0
	THOMAS A KENNEDY	$624	$0
	OSCAR MUNOZ	$612	$0
	KAREN PEETZ (C)	$247	$0
	DAVID M THOMAS	$730	$0
	SUSAN TOMASKY	$624	$0
	MICHAEL E WILEY	$659	$0
VIP Growth Opportunities Portfolio	VIJAY ADVANI (B)	$312	$0
	THOMAS P BOSTICK	$723	$0
	DONALD F DONAHUE	$778	$0
	VICKI L FULLER	$723	$0
	PATRICIA L KAMPLING	$723	$0
	THOMAS A KENNEDY	$723	$0
	OSCAR MUNOZ	$710	$0
	KAREN PEETZ (C)	$312	$0
	DAVID M THOMAS	$846	$0
	SUSAN TOMASKY	$723	$0
	MICHAEL E WILEY	$764	$0
VIP Growth Portfolio	VIJAY ADVANI (B)	$979	$0
	THOMAS P BOSTICK	$2,347	$0
	DONALD F DONAHUE	$2,525	$0
	VICKI L FULLER	$2,347	$0
	PATRICIA L KAMPLING	$2,347	$0
	THOMAS A KENNEDY	$2,347	$0
	OSCAR MUNOZ	$2,303	$0
	KAREN PEETZ (C)	$979	$0
	DAVID M THOMAS	$2,746	$0
	SUSAN TOMASKY	$2,347	$0
	MICHAEL E WILEY	$2,480	$0
VIP High Income Portfolio	VIJAY ADVANI (B)	$89	$0
	THOMAS P BOSTICK	$231	$0
	DONALD F DONAHUE	$248	$0
	VICKI L FULLER	$231	$0
	PATRICIA L KAMPLING	$231	$0
	THOMAS A KENNEDY	$231	$0
	OSCAR MUNOZ	$227	$0
	KAREN PEETZ (C)	$89	$0
	DAVID M THOMAS	$270	$0
	SUSAN TOMASKY	$231	$0
	MICHAEL E WILEY	$244	$0
VIP Mid Cap Portfolio	VIJAY ADVANI (B)	$789	$789
	THOMAS P BOSTICK	$2,043	$785
	DONALD F DONAHUE	$2,197	$2,197
	VICKI L FULLER	$2,043	$981
	PATRICIA L KAMPLING	$2,043	$0
	THOMAS A KENNEDY	$2,043	$1,020
	OSCAR MUNOZ	$2,005	$0
	KAREN PEETZ (C)	$789	$789
	DAVID M THOMAS	$2,390	$0
	SUSAN TOMASKY	$2,043	$1,177
	MICHAEL E WILEY	$2,159	$0
VIP Stock Selector All Cap Portfolio	VIJAY ADVANI (B)	$495	$0
	THOMAS P BOSTICK	$1,256	$0
	DONALD F DONAHUE	$1,351	$0
	VICKI L FULLER	$1,256	$0
	PATRICIA L KAMPLING	$1,256	$0
	THOMAS A KENNEDY	$1,256	$0
	OSCAR MUNOZ	$1,233	$0
	KAREN PEETZ (C)	$495	$0
	DAVID M THOMAS	$1,470	$0
	SUSAN TOMASKY	$1,256	$0
	MICHAEL E WILEY	$1,327	$0
VIP Value Portfolio	VIJAY ADVANI (B)	$58	$0
	THOMAS P BOSTICK	$150	$0
	DONALD F DONAHUE	$161	$0
	VICKI L FULLER	$150	$0
	PATRICIA L KAMPLING	$150	$0
	THOMAS A KENNEDY	$150	$0
	OSCAR MUNOZ	$147	$0
	KAREN PEETZ (C)	$58	$0
	DAVID M THOMAS	$176	$0
	SUSAN TOMASKY	$150	$0
	MICHAEL E WILEY	$159	$0
VIP Value Strategies Portfolio	VIJAY ADVANI (B)	$78	$0
	THOMAS P BOSTICK	$203	$0
	DONALD F DONAHUE	$218	$0
	VICKI L FULLER	$203	$0
	PATRICIA L KAMPLING	$203	$0
	THOMAS A KENNEDY	$203	$0
	OSCAR MUNOZ	$199	$0
	KAREN PEETZ (C)	$78	$0
	DAVID M THOMAS	$238	$0
	SUSAN TOMASKY	$203	$0
	MICHAEL E WILEY	$215	$0

(A) Jonathan Chiel, Bettina Doulton, Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(B)  Mr. Advani serves as a Member of the Advisory Board of Variable Insurance Products Fund effective August 1, 2023. Mr. Advani serves as a Trustee of Variable Insurance Products Fund II and Variable Insurance Products Fund III effective August 1, 2023.

(C) Ms. Peetz serves as a Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III effective August 1, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
VIJAY ADVANI	$216,667	$128,708
THOMAS P BOSTICK	$530,000	$120,000
DONALD F DONAHUE	$570,000	$336,252
VICKI L FULLER	$530,000	$150,000
PATRICIA L KAMPLING	$530,000	$0
THOMAS A KENNEDY	$530,000	$156,083
OSCAR MUNOZ	$520,000	$0
KAREN PEETZ	$216,667	$128,708
DAVID M THOMAS	$620,000	$0
SUSAN TOMASKY	$530,000	$180,000
MICHAEL E WILEY	$560,000	$0

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of February 29, 2024, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Contrafund℠ Portfolio - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	20.83%
VIP Contrafund℠ Portfolio - Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	11.52%
VIP Contrafund℠ Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	11.11%
VIP Contrafund℠ Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.80%
VIP Contrafund℠ Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	51.55%
VIP Contrafund℠ Portfolio - Service Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.13%
VIP Contrafund℠ Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	9.60%
VIP Contrafund℠ Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	18.71%
VIP Contrafund℠ Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	17.97%
VIP Contrafund℠ Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	11.28%
VIP Contrafund℠ Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.19%
VIP Contrafund℠ Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	6.24%
VIP Disciplined Small Cap Portfolio - Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	7.50%
VIP Disciplined Small Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	72.43%
VIP Disciplined Small Cap Portfolio - Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	9.26%
VIP Disciplined Small Cap Portfolio - Service Class 2	NATIONAL INTEGRITY	CINCINNATI	OH	6.94%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	52.07%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.65%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	9.58%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.28%
VIP Dynamic Capital Appreciation Portfolio - Service Class 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	5.08%
VIP Dynamic Capital Appreciation Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.67%
VIP Equity-Income Portfolio℠ - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	12.51%
VIP Equity-Income Portfolio℠ - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	9.96%
VIP Equity-Income Portfolio℠ - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	9.83%
VIP Equity-Income Portfolio℠ - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	6.48%
VIP Equity-Income Portfolio℠ - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	5.06%
VIP Equity-Income Portfolio℠ - Service Class 2	NYLIAC	PARSIPPANY	NJ	30.56%
VIP Equity-Income Portfolio℠ - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	23.54%
VIP Equity-Income Portfolio℠ - Service Class 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.21%
VIP Equity-Income Portfolio℠ - Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	9.35%
VIP Equity-Income Portfolio℠ - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	79.74%
VIP Floating Rate High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.03%
VIP Floating Rate High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	22.93%
VIP Floating Rate High Income Portfolio - Initial Class	LOMBARD INTERNATIONAL LIFE	PHILADELPHIA	PA	12.63%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	10.58%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.33%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.24%
VIP Growth & Income Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.50%
VIP Growth & Income Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	78.24%
VIP Growth & Income Portfolio - Service Class	WOODMEN OF THE WORLD	OMAHA	NE	14.12%
VIP Growth & Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	74.93%
VIP Growth & Income Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	11.60%
VIP Growth & Income Portfolio - Service Class 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	5.04%
VIP Growth & Income Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	5.22%
VIP Growth Opportunities Portfolio - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.74%
VIP Growth Opportunities Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	11.77%
VIP Growth Opportunities Portfolio - Initial Class	MIDLAND NATIONAL LIFE INSURANCE	DES MOINES	IA	5.23%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	49.15%
VIP Growth Opportunities Portfolio - Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	17.52%
VIP Growth Opportunities Portfolio - Service Class	THE GUARDIAN INSURANCE & ANNUITY CO	BETHLEHEM	PA	11.25%
VIP Growth Opportunities Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	9.03%
VIP Growth Opportunities Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	82.81%
VIP Growth Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	18.01%
VIP Growth Portfolio - Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	16.19%
VIP Growth Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	44.66%
VIP Growth Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.92%
VIP Growth Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.18%
VIP Growth Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.70%
VIP Growth Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.26%
VIP Growth Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	22.94%
VIP Growth Portfolio - Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	6.29%
VIP High Income Portfolio - Service Class 2	AMERITAS	LINCOLN	NE	30.58%
VIP High Income Portfolio - Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	20.48%
VIP High Income Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	14.50%
VIP High Income Portfolio - Service Class 2	FARM BUREAU LIFE INSURANCE COMPANY	WEST DES MOINES	IA	8.62%
VIP High Income Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.91%
VIP High Income Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	20.05%
VIP High Income Portfolio - Initial Class	AMERITAS	LINCOLN	NE	7.51%
VIP High Income Portfolio - Initial Class	AUL	INDIANAPOLIS	IN	6.46%
VIP High Income Portfolio - Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.44%
VIP High Income Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	91.33%
VIP High Income Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.65%
VIP Mid Cap Portfolio - Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	43.86%
VIP Mid Cap Portfolio - Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	15.40%
VIP Mid Cap Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	39.01%
VIP Mid Cap Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	23.52%
VIP Mid Cap Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	15.18%
VIP Mid Cap Portfolio - Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.29%
VIP Mid Cap Portfolio - Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	14.86%
VIP Mid Cap Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	10.40%
VIP Mid Cap Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.46%
VIP Mid Cap Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	8.43%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.57%
VIP Mid Cap Portfolio - Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	NEW YORK	NY	6.73%
VIP Mid Cap Portfolio - Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.80%
VIP Mid Cap Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.33%
VIP Stock Selector All Cap Portfolio - Initial Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	43.76%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	29.00%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	16.54%
VIP Stock Selector All Cap Portfolio - Investor Class	VIP FUNDSMANAGER® 85% PORTFOLIO	BOSTON	MA	7.01%
VIP Stock Selector All Cap Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio - Service Class 2	FMR CAPITAL	BOSTON	MA	100.00%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.75%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	10.01%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	9.94%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	8.72%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	7.80%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2045 PORTFOLIO℠	BOSTON	MA	5.90%
VIP Value Portfolio - Initial Class	VIP FREEDOM 2050 PORTFOLIO℠	BOSTON	MA	5.26%
VIP Value Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	69.11%
VIP Value Portfolio - Service Class	FMR CAPITAL	BOSTON	MA	30.89%
VIP Value Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	49.45%
VIP Value Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	28.97%
VIP Value Portfolio - Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	BOSTON	MA	10.63%
VIP Value Portfolio - Service Class 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	5.10%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	10.96%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	6.53%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.51%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	5.71%
VIP Value Strategies Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	5.10%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	93.63%
VIP Value Strategies Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.27%
VIP Value Strategies Portfolio - Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	70.37%
VIP Value Strategies Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	9.88%
VIP Value Strategies Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	7.71%

As of February 29, 2024, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP Growth & Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.15%
VIP Growth Opportunities Portfolio	NYLIAC	PARSIPPANY	NJ	39.22%
VIP Growth Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.01%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	43.76%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	29.00%
VIP Value Strategies Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	34.31%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Pursuant to an SEC exemptive order, FMR may from time to time act as a manager of managers with respect to VIP Disciplined Small Cap Portfolio, meaning that FMR will have the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees of VIP Disciplined Small Cap Portfolio but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, shareholders of VIP Disciplined Small Cap Portfolio will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing or choosing the investments of the fund in accordance with its investment objective, policies and limitations. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (for all funds except VIP Disciplined Small Cap Portfolio). In addition to the management fee payable to FMR, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management-Related Expenses (for VIP Disciplined Small Cap Portfolio). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management Fees.

For the services of FMR under the management contract, VIP Disciplined Small Cap Portfolio pays FMR a monthly management fee at the annual rate of 0.24% of the fund's average net assets throughout the month. Effective November 1, 2023, the fund's annual management fee rate has been reduced from 0.36% to 0.24% of its average net assets.

For the services of FMR under each of VIP Contrafund ℠ Portfolio's, VIP Dynamic Capital Appreciation Portfolio's, VIP Equity-Income Portfolio's, VIP Floating Rate High Income Portfolio's, VIP Growth & Income Portfolio's, VIP Growth Opportunities Portfolio's, VIP Growth Portfolio's, VIP High Income Portfolio's, VIP Mid Cap Portfolio's, VIP Value Portfolio's, and VIP Value Strategies Portfolio's management contract, each class of each fund pays FMR a monthly management fee.

For the services of FMR under VIP Stock Selector All Cap Portfolio's management contract, each class of the fund pays FMR a monthly management fee. The management fee has two components: (i) a basic fee and (ii) a performance adjustment.

For VIP Contrafund ℠  Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio ℠ , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. This rate may vary by share class.

For VIP Contrafund ℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Investor Class Annualized Rate
First $400 billion	0.740%
Next $400 billion	0.670%
Next $400 billion	0.640%
Over $1,200 billion	0.630%

For VIP Equity-Income Portfolio ℠ and VIP Growth & Income Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Investor Class Annualized Rate
First $400 billion	0.640%
Next $400 billion	0.570%
Next $400 billion	0.540%
Over $1,200 billion	0.530%

For VIP Floating Rate High Income Portfolio and VIP High Income Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Investor Class Annualized Rate
First $30 billion	0.710%
Next $30 billion	0.670%
Next $30 billion	0.640%
Over $90 billion	0.620%

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, a discount percentage is calculated based on the monthly average net assets of a broader group of funds advised by FMR representing multiple asset classes and the monthly average net assets of the fund. After determination of the applicable tier bound level in the following schedule, the discount percentage for each fund is calculated on a cumulative basis pursuant to the schedule. For each fund, the discount rate for a class is the class's mandate rate multiplied by the discount percentage.

DISCOUNT PERCENTAGE SCHEDULE

Average Group Assets Tier Bounds		% Discount for Average Incremental Fund Assets
Lower	Upper	First $1B	Next $19B	Next $10B	Over $30B
0	<$1 trillion	0%	3.0%	5.0%	6.5%
1	<1.5	0%	4.0%	6.0%	7.5%
1.5	<1.9	0%	5.0%	7.0%	8.5%
1.9	<2.2	0%	6.0%	8.0%	9.5%
2.2	<2.5	0%	7.0%	9.0%	10.5%
2.5	<2.8	0%	8.0%	10.0%	11.5%
2.8	<3.1	0%	9.0%	11.0%	12.5%
3.1	Above 3.1	0%	10.0%	12.0%	13.5%

For VIP Contrafund ℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio ℠ , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, the annual management fee rate for the class of shares of each fund offered through this SAI is the lesser of (1) the class's mandate rate reduced by the class's discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Management Fee Rate
VIP Contrafund ℠ Portfolio/Investor Class	0.64%
VIP Dynamic Capital Appreciation Portfolio/Investor Class	0.66%
VIP Equity-Income Portfolio ℠ /Investor Class	0.55%
VIP Floating Rate High Income Portfolio/Investor Class	0.67%
VIP Growth & Income Portfolio/Investor Class	0.56%
VIP Growth Opportunities Portfolio/Investor Class	0.66%
VIP Growth Portfolio/Investor Class	0.64%
VIP High Income Portfolio/Investor Class	0.67%
VIP Mid Cap Portfolio/Investor Class	0.65%
VIP Value Portfolio/Investor Class	0.66%
VIP Value Strategies Portfolio/Investor Class	0.65%

One-twelfth of the management fee rate is applied to the class's average net assets for the month, giving a dollar amount which is the management fee for the class for that month.

For VIP Stock Selector All Cap Portfolio, the annual basic fee rate for the class of shares of the fund offered through this SAI is the lesser of (1) the class's mandate rate reduced by the class's discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Basic Fee Rate
VIP Stock Selector All Cap Portfolio/Investor Class	0.65%

One-twelfth of the basic fee rate is applied to the class's average net assets for the month, giving a dollar amount which is the basic fee for the class for that month.

Computing the Performance Adjustment. The basic fee for the following fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the designated index over the same period. The performance period commenced with the first day of the first full month following the commencement of operations of the class of shares offered through this SAI. During the first twelve months of the performance period, there will be no performance adjustment. The performance period consists of the most recent month plus the previous 35 months. The performance comparison is made at the end of each month.

Fund	Performance Adjustment Index
VIP Stock Selector All Cap Portfolio (A)	MSCI U.S. Investable Market 2500 Index

(A)The performance period for the fund commenced on November 1, 2021. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for VIP Stock Selector All Cap Portfolio, they may designate a successor index to be substituted, when permitted by applicable law.

For the purposes of calculating the performance adjustment for VIP Stock Selector All Cap Portfolio, the fund's investment performance will be based on the performance of the class of shares offered through this SAI. To the extent that other classes of VIP Stock Selector All Cap Portfolio have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

For VIP Stock Selector All Cap Portfolio, each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of a fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be proportionately added to (or subtracted from) a class's basic fee.

The performance of a fund or class, as applicable, is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund or class are treated as if reinvested in that fund's or class's shares at the NAV as of the record date for payment.

The record of an index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the designated performance adjustment index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund's assets, which do not vary by class.

The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended December 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any, and the amount of negative or positive performance adjustments to the management fees paid. The total management fees paid includes the amount of any performance adjustment.

Fund(s)	Fiscal Years Ended	Performance Adjustment	Management Fees Paid to Investment Adviser
VIP Contrafund℠ Portfolio (A)	2023	$0	$98,539,250
	2022	$0	$101,359,230
	2021	$0	$120,891,270
VIP Disciplined Small Cap Portfolio	2023 (B)	$0	$1,123,006
	2022 (C)	$0	$1,221,086
	2021	$0	$1,777,635
VIP Dynamic Capital Appreciation Portfolio (A)	2023	$0	$1,060,255
	2022	$0	$1,054,333
	2021	$0	$1,221,670
VIP Equity-Income Portfolio℠ (A)	2023	$0	$23,730,451
	2022	$0	$24,750,498
	2021	$0	$25,908,370
VIP Floating Rate High Income Portfolio (A)	2023	$0	$1,519,319
	2022	$0	$1,408,134
	2021	$0	$1,106,242
VIP Growth & Income Portfolio (A)	2023	$0	$8,603,719
	2022	$0	$8,299,395
	2021	$0	$8,160,025
VIP Growth Opportunities Portfolio (A)	2023	$0	$12,632,559
	2022	$0	$12,040,512
	2021	$0	$17,291,087
VIP Growth Portfolio (A)	2023	$0	$40,573,524
	2022	$0	$38,897,241
	2021	$0	$45,494,015
VIP High Income Portfolio (A)	2023	$0	$4,078,885
	2022	$0	$4,445,598
	2021	$0	$5,362,477
VIP Mid Cap Portfolio (A)	2023	$0	$34,622,475
	2022	$0	$35,899,464
	2021	$0	$43,104,256
VIP Stock Selector All Cap Portfolio (A)	2023	$(838,255)	$20,511,043
	2022	$(361,048)	$25,115,509
	2021 (D)	$0	$6,015,659
VIP Value Portfolio (A)	2023	$0	$2,542,665
	2022	$0	$2,600,376
	2021	$0	$2,270,051
VIP Value Strategies Portfolio (A)	2023	$0	$3,441,219
	2022	$0	$3,686,938
	2021	$0	$3,626,091

(A)Effective March 1, 2024, each fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. Each amended contract incorporates either a management fee rate that may vary by class or a basic fee rate that may vary by class (subject to a performance adjustment). FMR or an affiliate pays certain expenses of managing and operating each fund out of each class's management fee. Prior to March 1, 2024, each fund's management fee consisted of a group fee rate component plus an individual fee rate, subject to the performance adjustment, as applicable.

(B)On November 1, 2023, FMR reduced the management fee rate paid by the fund from 0.36% to 0.24%.
(C)On February 1, 2022, FMR reduced the management fee rate paid by the fund from 0.45% to 0.36%
(D)Fund commenced operations on October 21, 2021.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.

On behalf of VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap, VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan.

On behalf of VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio SM , VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio,VIP Value Portfolio, and VIP Value Strategies Portfolio, FMR has entered into a sub-advisory agreement with FMR UK.

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays the sub-advisers.

Sub-Adviser - Geode Capital Management, LLC (Geode).   VIP Disciplined Small Cap Portfolio and FMR previously entered into sub-advisory agreement(s) with Geode. The sub-advisory agreement was terminated effective March 18, 2022.

The following table shows the amount of sub-advisory fees paid by FMR on behalf of a fund, to Geode for the fiscal year(s) ended December 31, 2022 and 2021 prior to the termination of the sub-advisory agreement.

Fund	Fiscal Years Ended	Sub-Advisory Fees Paid by FMR to Geode
VIP Disciplined Small Cap Portfolio (A)	2022	$178,338
	2021	$888,798

(A) The sub-advisory agreement was terminated effective March 18, 2022.

Asher Anolic is Co-Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio and receives compensation for those services. Jason Weiner is Co-Portfolio Manager of VIP Dynamic Capital Appreciation Portfolio and receives compensation for those services. Matt Fruhan is the Portfolio Manager of VIP Growth & Income Portfolio and receives compensation for those services. Kyle Weaver is Co-Portfolio Manager of VIP Growth Opportunities Portfolio and receives compensation for those services. Matt Friedman is the Portfolio Manager of VIP Value Strategies Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account, or lead account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s), account(s), and lead account(s) is weighted according to the portfolio manager's tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the lead account's pre-tax investment performance measured against the benchmark index identified below for the fund, and the lead account's pre-tax investment performance within the peer group(s) identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Fund / Benchmark Index / Peer Group(s)

VIP Dynamic Capital Appreciation Portfolio / S&P 500® Index / Morningstar® Large Growth; Large Value; Large Blend; Mid-Cap Growth; Mid-Cap Value; and Mid-Cap Blend Categories

VIP Growth & Income Portfolio / S&P 500® Index / Lipper℠ Growth & Income Funds

VIP Growth Opportunities Portfolio / Russell 1000® Growth Index / Morningstar® Large Growth Category

VIP Value Strategies Portfolio / Russell Midcap® Value Index / Morningstar® Mid-Cap Value Category

William Danoff is Co-Portfolio Manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Jean Park is Co-Portfolio Manager of VIP Contrafund℠ Portfolio and receives compensation for those services. Asher Anolic is Co-Portfolio Manager of VIP Growth Portfolio and receives compensation for those services. Jason Weiner is Co-Portfolio Manager of VIP Growth Portfolio and receives compensation for those services. Thomas Allen is Co-Portfolio Manager of VIP Mid Cap Portfolio and receives compensation for those services. Daniel Sherwood is Co-Portfolio Manager of VIP Mid Cap Portfolio and receives compensation for those services. Matt Friedman is the Portfolio Manager of VIP Value Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the peer group(s) identified below for the fund. Another component of Mr. Danoff's bonus is based on the pre-tax investment performance of the portion of VIP Contrafund℠ Portfolio's assets the portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the fund's assets the portfolio manager manages (based on the performance of the fund's Initial Class) within the Morningstar® Large Blend Category. Another component of Ms. Park's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the S&P 500® Index, and the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages within the Morningstar® Large Blend Category. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Fund / Benchmark Index / Peer Group(s)

VIP Contrafund℠ Portfolio / S&P 500® Index / Morningstar® Large Blend Category

VIP Growth Portfolio / Russell 3000® Growth Index / Morningstar® Large Growth and Mid-Cap Growth Categories

VIP Mid Cap Portfolio / S&P MidCap 400® Index / Morningstar® Mid-Cap Blend Category

VIP Value Portfolio / Russell 3000® Value Index / Morningstar® Large Value and Mid-Cap Value Categories

Ramona Persaud is the portfolio manager of VIP Equity-Income Portfolio℠; and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account, or lead account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) is weighted according to the portfolio manager's tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Equity-Income Portfolio℠ is based on the lead account's pre-tax investment performance measured against the Russell 3000® Value Index, and the lead account's pre-tax investment performance within the Lipper℠ Equity Income Funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Eric Mollenhauer is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Kevin Nielsen is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Chandler Perine is Co-Portfolio Manager of VIP Floating Rate High Income Portfolio and receives compensation for those services. Effective January 1, 2024, Jared Beckerman serves as Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. Benjamin Harrison is Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. Alexandre Karam is Co-Portfolio Manager of VIP High Income Portfolio and receives compensation for those services. As of December 31, 2023 (January 1, 2024 for Jared Beckerman), portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Mollenhauer's, Mr. Nielsen's, and Mr. Perine's bonus that is linked to the investment performance of VIP Floating Rate High Income Portfolio is based on the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Lipper℠ Loan Participation Funds. The portion of Mr. Beckerman's, Mr. Harrison's, and Mr. Karam's bonus that is linked to the investment performance of VIP High Income Portfolio is based on the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Lipper℠ VIP High Yield Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Becky Baker is a research analyst and Co-Portfolio Manager of VIP Growth Opportunities Portfolio and receives compensation for services as a research analyst and as a portfolio manager under a single compensation plan. As of December 31, 2023, compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of the portfolio manager's bonus relates to the portfolio manager's performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other emerging market funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, and within a defined peer group assigned to each fund or account, if applicable, (ii) the investment performance of other equity funds and accounts, and (iii) the pre-tax investment performance of the portfolio manager's recommendations measured against a benchmark index corresponding to the portfolio manager's assignment universe and against a broadly diversified emerging markets index. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Growth Opportunities Portfolio is based on the fund's pre-tax investment performance measured against the Russell 1000® Growth Index, and the pre-tax investment performance of the fund (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay and bonus opportunity tend to increase with the portfolio manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that the portfolio manager's responsibilities as a portfolio manager of the fund may not be entirely consistent with the portfolio manager's responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

Anna Lester is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Effective February 2, 2024, George Liu serves as Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. Shashi Naik is Co-Portfolio Manager of VIP Disciplined Small Cap Portfolio and receives compensation for those services. As of December 31, 2023 (February 2, 2024, for Mr. Liu), portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in an equity-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. The component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to VIP Disciplined Small Cap Portfolio's relative pre-tax investment performance measured against the Russell 2000® Index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Christopher Lee is Lead Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Chad Colman is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Douglas Simmons is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Pierre Sorel is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. Nicola Stafford is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of Mr. Colman's, Mr. Simmons', Mr. Sorel's, and Ms. Stafford's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the benchmark index identified below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Manager / Benchmark Index

Chad Colman / MSCI U.S. IM Industrials Index

Douglas Simmons / MSCI U.S. IM Utilities Index

Pierre Sorel / MSCI U.S. IM Financials Index

Nicola Stafford / MSCI U.S. IM Consumer Discretionary Index

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Samuel Wald is Co-Portfolio Manager of VIP Stock Selector All Cap Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other real estate funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of VIP Stock Selector All Cap Portfolio is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the fund's pre-tax investment performance (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of Mr. Wald's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the MSCI U.S. IM Real Estate Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Matthew Drukker, Ashley Fernandes, Ali Khan, Ben Shuleva, and Eddie Yoon are research analysts and Co-Portfolio Managers of VIP Stock Selector All Cap Portfolio, and each receives compensation for services as a research analyst and as a portfolio manager under a single compensation plan. As of December 31, 2023, compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of each portfolio manager's bonus relates to the portfolio manager's performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other emerging market funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) assigned to each fund or account, and within a defined peer group assigned to each fund or account, if applicable, (ii) the investment performance of other equity funds and accounts, and (iii) the pre-tax investment performance of the portfolio manager's recommendations measured against a benchmark index corresponding to the portfolio manager's assignment universe and against a broadly diversified emerging markets index. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager's bonus that is linked to the investment performance of VIP Stock Selector All Cap Portfolio is based on the fund's pre-tax investment performance measured against the MSCI U.S. Investable Market 2500 Index, and the pre-tax investment performance of the fund (based on the performance of the fund's Initial Class) within the Morningstar® Large Growth, Large Value, Large Blend, Mid Growth, Mid Value, and Mid Blend Category. Another component of each portfolio manager's bonus is based on the pre-tax investment performance of the portion of the lead account's assets the portfolio manager manages measured against the benchmark index identified below. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Manager / Benchmark Index

Matthew Drukker / MSCI U.S. IM Communication Services Index

Ashley Fernandes / MSCI U.S. IM Energy Index

Ali Khan / MSCI U.S. IM Information Technology Index

Ben Shuleva / MSCI U.S. IM Consumer Staples Index

Edward Yoon / MSCI U.S. IM Health Care Index

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay and bonus opportunity tend to increase with the portfolio manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that a portfolio manager's responsibilities as a portfolio manager of the fund may not be entirely consistent with the portfolio manager's responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by William Danoff as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	19	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$185,484	$66,022	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$134,888	none	none

* Includes assets of VIP Contrafund ℠ Portfolio managed by Mr. Danoff ($12,242 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Contrafund ℠ Portfolio beneficially owned by Mr. Danoff was none.

The following table provides information relating to other accounts managed by Jean Park as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$18,674	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,343	none	none

* Includes assets of VIP Contrafund ℠ Portfolio managed by Ms. Park ($8,332 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Contrafund ℠ Portfolio beneficially owned by Ms. Park was none.

The following table provides information relating to other accounts managed by Anna Lester as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,287	$137	$667
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($375 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Ms. Lester was none.

The following table provides information relating to other accounts managed by Shashi Naik as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	2	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,287	$137	$667
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($375 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Naik was none.

The following table provides information relating to other accounts managed by Asher Anolic as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$28,503	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,172	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Jason Weiner as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,478	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,147	none	none

* Includes VIP Dynamic Capital Appreciation Portfolio ($229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Ramona Persaud as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	7	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,901	$8,615	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income Portfolio ℠ ($5,805 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Equity-Income Portfolio ℠ beneficially owned by Ms. Persaud was none.

The following table provides information relating to other accounts managed by Eric Mollenhauer as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	6	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$19,130	$2,829	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Mollenhauer was none.

The following table provides information relating to other accounts managed by Kevin Nielsen as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	6	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,952	$3,063	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Nielsen was none.

The following table provides information relating to other accounts managed by Chandler Perine as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	8	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$18,718	$3,091	$8,064
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Floating Rate High Income Portfolio ($340 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Floating Rate High Income Portfolio beneficially owned by Mr. Perine was none.

The following table provides information relating to other accounts managed by Matt Fruhan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	2	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	none
Assets Managed (in millions)	$49,014	$4,171	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$4,613	$4,029	none

* Includes VIP Growth & Income Portfolio ($2,167 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth & Income Portfolio beneficially owned by Mr. Fruhan was none.

The following table provides information relating to other accounts managed by Becky Baker as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	11	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$24,808	$2,131	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$18,243	none	none

* Includes VIP Growth Opportunities Portfolio ($2,861 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Ms. Baker was none.

The following table provides information relating to other accounts managed by Kyle Weaver as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	7	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$22,153	$1,411	$202
Assets Managed with Performance-Based Advisory Fees (in millions)	$18,243	none	none

* Includes VIP Growth Opportunities Portfolio ($2,861 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Opportunities Portfolio beneficially owned by Mr. Weaver was none.

The following table provides information relating to other accounts managed by Asher Anolic as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$28,503	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,172	none	none

* Includes VIP Growth Portfolio ($8,807 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Anolic was none.

The following table provides information relating to other accounts managed by Jason Weiner as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,478	none	$1,808
Assets Managed with Performance-Based Advisory Fees (in millions)	$10,147	none	none

* Includes VIP Growth Portfolio ($8,807 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Weiner was none.

The following table provides information relating to other accounts managed by Benjamin Harrison as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,472	$1,851	$519
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($769 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Harrison was none.

The following table provides information relating to other accounts managed by Alexandre Karam as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	19	19	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$13,875	$16,113	$522
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($769 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Karam was none.

The following table provides information relating to other accounts managed by Thomas Allen as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$8,367	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Mid Cap Portfolio ($6,961 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Allen was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Daniel Sherwood as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$12,408	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,868	none	none

* Includes VIP Mid Cap Portfolio ($6,961 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Mid Cap Portfolio beneficially owned by Mr. Sherwood was none.

The following table provides information relating to other accounts managed by Chad Colman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	11	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$7,811	$1,608	$234
Assets Managed with Performance-Based Advisory Fees (in millions)	$894	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Colman ($438 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Colman was none.

The following table provides information relating to other accounts managed by Matthew Drukker as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$8,853	none	$96
Assets Managed with Performance-Based Advisory Fees (in millions)	$354	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Drukker ($354 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Drukker was none.

The following table provides information relating to other accounts managed by Ashley Fernandes as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	18	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$9,478	$2,747	$159
Assets Managed with Performance-Based Advisory Fees (in millions)	$287	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Fernandes ($287 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Fernandes was none.

The following table provides information relating to other accounts managed by Ali Khan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$34,391	$35	$342
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,430	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Khan ($1,206 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Khan was none.

The following table provides information relating to other accounts managed by Christopher Lee as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	19	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$114,363	$1,812	$1,429
Assets Managed with Performance-Based Advisory Fees (in millions)	$12,057	none	none

* Includes VIP Stock Selector All Cap Portfolio ($4,399 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Lee was none.

The following table provides information relating to other accounts managed by Ben Shuleva as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$3,069	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$252	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Shuleva ($252 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Shuleva was none.

The following table provides information relating to other accounts managed by Douglas Simmons as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	none	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$4,967	none	$979
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,045	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Simmons ($99 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Simmons was none.

The following table provides information relating to other accounts managed by Pierre Sorel as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$16,235	$163	$296
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,041	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Sorel ($577 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Sorel was none.

The following table provides information relating to other accounts managed by Nicola Stafford as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$17,346	$588	$48
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,279	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Stafford ($490 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Stafford was none.

The following table provides information relating to other accounts managed by Samuel Wald as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$2,418	$158	$610
Assets Managed with Performance-Based Advisory Fees (in millions)	$287	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Wald ($130 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Wald was none.

The following table provides information relating to other accounts managed by Eddie Yoon as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	5	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$25,054	$726	$24
Assets Managed with Performance-Based Advisory Fees (in millions)	$722	none	none

* Includes assets of VIP Stock Selector All Cap Portfolio managed by Mr. Yoon ($553 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Stock Selector All Cap Portfolio beneficially owned by Mr. Yoon was none.

The following table provides information relating to other accounts managed by Matt Friedman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	9	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$23,184	$2,195	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$11,568	none	none

* Includes VIP Value Portfolio ($522 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Value Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Matt Friedman as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	9	none
Number of Accounts Managed with Performance-Based Advisory Fees	4	none	none
Assets Managed (in millions)	$23,184	$2,195	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$11,568	none	none

* Includes VIP Value Strategies Portfolio ($705 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Value Strategies Portfolio beneficially owned by Mr. Friedman was none.

The following table provides information relating to other accounts managed by Jared Beckerman as of January 31, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	20	4	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$12,189	$1,843	$542
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP High Income Portfolio ($767 (in millions) assets managed).

As of January 31, 2024, the dollar range of shares of VIP High Income Portfolio beneficially owned by Mr. Beckerman was none.

The following table provides information relating to other accounts managed by George Liu as of February 29, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	none	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$14,229	none	$10
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Disciplined Small Cap Portfolio ($391 (in millions) assets managed).

As of February 29, 2024, the dollar range of shares of VIP Disciplined Small Cap Portfolio beneficially owned by Mr. Liu was none.

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3. There are no racially or ethnically diverse directors.

4. The director is a public company CEO who sits on more than two unaffiliated public company boards.

5. The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investors without being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Investor Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.

Currently, the Board of Trustees has authorized such payments for shares of each fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners.

In particular, the Trustees noted that each Plan does not authorize payments by shares of a fund other than those made to FMR under its management contract with the fund.

To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis.

In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT SERVICES

VIP Disciplined Small Cap Portfolio has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services. For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in the fund.

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FIIOC (or an agent, including an affiliate) performs transfer agency services under the terms of each fund's management contract. Prior to March 1, 2024, each fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.

For each fund, FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

For each fund, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

For each fund, FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts, and to Fidelity Investments Life Insurance Company (FILI) for transfer agency and related separate account services with respect to insurance contract owners' accounts.

VIP Disciplined Small Cap Portfolio has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on VIP Disciplined Small Cap Portfolio's average daily net assets throughout the month.

The annual rate, as a percentage of average net assets, for pricing and bookkeeping services for VIP Disciplined Small Cap Portfolio is shown in the following table:

Fund	Pricing and Bookkeeping Rate
VIP Disciplined Small Cap Portfolio	0.04%

For VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio, FSC, an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program under the terms of each fund's management contract.

Prior to March 1, 2024, VIP Contrafund℠ Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio bore the cost of pricing and bookkeeping services under a separate agreement covering such services. For providing pricing and bookkeeping services, FSC received a monthly fee based on each fund's average daily net assets throughout the month.

Pricing and bookkeeping fees paid by a fund to FSC for the fiscal year(s) ended December 31, 2023, 2022, and 2021 are shown in the following table.

Fund	2023	2022	2021
VIP Contrafund℠ Portfolio	$1,525,805	$1,594,006	$1,820,028
VIP Disciplined Small Cap Portfolio	$117,115	$122,437	$153,667
VIP Dynamic Capital Appreciation Portfolio	$71,613	$74,063	$90,522
VIP Equity-Income Portfolio℠	$982,210	$1,042,495	$1,125,931
VIP Floating Rate High Income Portfolio	$131,199	$123,506	$99,493
VIP Growth & Income Portfolio	$544,014	$553,628	$585,012
VIP Growth Opportunities Portfolio	$635,796	$643,907	$962,616
VIP Growth Portfolio	$1,073,457	$1,107,489	$1,231,290
VIP High Income Portfolio	$281,637	$301,247	$352,026
VIP Mid Cap Portfolio	$1,022,730	$1,084,136	$1,212,600
VIP Stock Selector All Cap Portfolio	$921,643	$1,002,983	$217,440 (A)
VIP Value Portfolio	$171,388	$181,596	$168,212
VIP Value Strategies Portfolio	$214,670	$236,056	$246,959

(A) Fund commenced operations on October 21, 2021.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2023, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Contrafund℠ Portfolio	VIP Disciplined Small Cap Portfolio	VIP Dynamic Capital Appreciation Portfolio	VIP Equity-Income Portfolio℠
Gross income from securities lending activities	$945,533	$835,955	$119,129	$1,873,970
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$718,515	$777,139	$79,191	$1,649,610
Other fees not included in the revenue split (lending agent fees to NFS)	$21,783	$5,351	$3,709	$20,744
Aggregate fees/compensation for securities lending activities	$740,298	$782,491	$82,900	$1,670,354
Net income from securities lending activities	$205,235	$53,464	$36,229	$203,616

Security Lending Activities	Fund(s)
	VIP Floating Rate High Income Portfolio	VIP Growth & Income Portfolio	VIP Growth Opportunities Portfolio	VIP Growth Portfolio
Gross income from securities lending activities	$25,153	$1,957,529	$2,454,947	$2,760,701
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$24,740	$1,735,007	$2,106,693	$1,883,674
Other fees not included in the revenue split (lending agent fees to NFS)	$37	$20,994	$33,805	$83,607
Aggregate fees/compensation for securities lending activities	$24,777	$1,756,001	$2,140,498	$1,967,281
Net income from securities lending activities	$376	$201,528	$314,449	$793,420

Security Lending Activities	Fund(s)
	VIP High Income Portfolio	VIP Mid Cap Portfolio	VIP Stock Selector All Cap Portfolio	VIP Value Portfolio
Gross income from securities lending activities	$20,235	$18,192,985	$552,987	$740,399
Fees paid to securities lending agent from a revenue split	$0	$0	$0	$0
Administrative fees	$0	$0	$0	$0
Rebate (paid to borrower)	$19,520	$16,312,761	$424,211	$710,921
Other fees not included in the revenue split (lending agent fees to NFS)	$69	$180,416	$12,423	$2,876
Aggregate fees/compensation for securities lending activities	$19,588	$16,493,177	$436,634	$713,797
Net income from securities lending activities	$647	$1,699,808	$116,353	$26,602

Security Lending Activities	Fund(s)
VIP Value Strategies Portfolio
Gross income from securities lending activities	$1,154,245
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$1,017,447
Other fees not included in the revenue split (lending agent fees to NFS)	$13,483
Aggregate fees/compensation for securities lending activities	$1,030,930
Net income from securities lending activities	$123,315

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization.

Contrafund® Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Disciplined Small Cap Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Dynamic Capital Appreciation Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Equity-Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Floating Rate High Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Growth & Income Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Growth Opportunities Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Growth Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

High Income Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

Stock Selector All Cap Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Value Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

Value Strategies Portfolio is a fund of Variable Insurance Products Fund III, an open-end management investment company created under an initial declaration of trust dated July 14, 1994.

The Trustees are permitted to create additional funds in the trusts and to create additional classes of a fund.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP Contrafund℠ Portfolio, VIP Floating Rate High Income Portfolio, VIP High Income Portfolio, and VIP Mid Cap Portfolio.

Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of VIP Growth Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Stock Selector All Cap Portfolio, and VIP Value Portfolio.

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio℠, VIP Growth Opportunities Portfolio, and VIP Value Strategies Portfolio.

Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP Equity-Income Portfolio℠, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Mid Cap Portfolio, and VIP Stock Selector All Cap Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for VIP Contrafund℠ Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide a full list of holdings monthly on institutional.fidelity.com 60 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Contrafund SM Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio SM , VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Stock Selector All Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com monthly, 15 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

VIP Disciplined Small Cap Portfolio, VIP Floating Rate High Income Portfolio, and VIP High Income Portfolio will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com (i) monthly, 60 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights (each as consolidated, as the case may be) for the fiscal year ended December 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.

Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.

Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Fidelity ® Variable Insurance Products
Extended Market Index Portfolio
International Index Portfolio
Total Market Index Portfolio
Initial Class, Service Class, and Service Class 2
Funds of Variable Insurance Products Fund II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2024, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

VIPSAI-PTB-0424

1.9887335.107

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

For purposes of each of VIP Extended Market Index Portfolio's, VIP International Index Portfolio's, and VIP Total Market Index Portfolio's concentration limitation discussed above, securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are not considered to be issued by members of any industry.

For purposes of each of VIP Extended Market Index Portfolio's, VIP International Index Portfolio's, and VIP Total Market Index Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Extended Market Index Portfolio's, VIP International Index Portfolio's, and VIP Total Market Index Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market Central fund, FMR looks through to the holdings of the Central fund.

For purposes of each of VIP Extended Market Index Portfolio's, VIP International Index Portfolio's, and VIP Total Market Index Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures and options transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through payments in U.S. dollars rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time or through use of a transition account.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay a fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to hedge its exposure effectively, a fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

Swap agreements allow a fund to acquire or reduce credit exposure to a particular issuer, asset, or basket of assets. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund and impairing the fund's correlation with its applicable index. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another more creditworthy party.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.

Covenant-Lite Obligations. A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.

In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.

All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.

Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.

 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.

Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.

Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.

South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators.

A fund may invest in the bonds available on the CIBM through Bond Connect. The relevant rules and regulations of, the structure and terms of, and a fund's access to Bond Connect may be subject to change with minimal notice and have the potential to be applied retroactively. In the event account opening or trading is suspended on the CIBM, a fund's ability to invest in securities traded on the CIBM will be adversely affected and may negatively affect the fund. Furthermore, if Bond Connect is not operating, a fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the fund's performance. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM.

Bond Connect trades are settled in Chinese currency, the renminbi (RMB). As a result, a fund's investments through Bond Connect will be exposed to currency risk and incur currency conversion costs, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. RMB is the only currency of China. Although both onshore RMB (CNY) and offshore RMB (CNH) are the same currency, they are traded in different and separate markets. These markets operate separately and can be subject to different liquidity constraints and market forces, meaning their valuations can vary. A fund may hedge the foreign currency exposure that arises from the inclusion of Chinese RMB-denominated bonds into the base currency of the fund. The RMB-denominated bonds included in a fund's underlying index use CNY as the base currency. Foreign currency hedging utilizing CNY would match the currency of the index. Conversely, foreign hedging utilizing CNH may subject a fund to tracking error and incremental foreign currency risk.

While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund's ability to trade through Bond Connect may therefore be adversely affected. In addition, where a fund invests in securities traded on the CIBM through Bond Connect, it may be subject to risks of delays inherent in order placing and/or settlement.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.

Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.

By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.

Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.

Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.

Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.

Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.

As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.

Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.

The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Geode pursuant to authority contained in the management contract and the sub-advisory agreement.

Geode may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review Geode's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Geode.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute a fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for a fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.

Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Geode's Decision-Making Process. Before causing a fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.

Affiliated Transactions

Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for each fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.

Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.

Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For each of VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended December 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions.

Turnover Rates	2023	2022
VIP Extended Market Index Portfolio	80%	18%
VIP International Index Portfolio	6%	20%
VIP Total Market Index Portfolio	2%	6%

During the fiscal year ended December 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2023.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP International Index Portfolio	UBS AG	$1,834,898
	Nomura Holdings, Inc.	$257,154
	Macquarie Group Ltd.	$872,939
	Bank of Montreal	$1,370,419
VIP Total Market Index Portfolio	Goldman Sachs Group, Inc.	$2,211,619
	Bank of America Corp.	$4,047,976
	JPMorgan Chase & Co.	$8,595,663
	Morgan Stanley	$2,069,218
	Citigroup, Inc.	$1,722,211

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Extended Market Index Portfolio	2023	$29,143	0.01%
	2022	$7,446	0.00%
	2021	$8,303	0.00%
VIP International Index Portfolio	2023	$34,841	0.01%
	2022	$38,146	0.01%
	2021	$76,018	0.02%
VIP Total Market Index Portfolio	2023	$8,173	0.00%
	2022	$8,969	0.00%
	2021	$10,207	0.00%

During the fiscal year ended December 31, 2023, VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended September 30, 2023, VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) diversification requirements and certain other related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income and gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction and if applicable as described below eligible foreign taxes paid by the fund. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund	Capital Loss Carryforward (CLC)
VIP Extended Market Index Portfolio	$30,203,514
VIP International Index Portfolio	$20,338,117
VIP Total Market Index Portfolio	$4,353,234

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Trustee

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Karen B. Peetz (1955)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' independent auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds' service providers; (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board's consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal control over financial reporting. The committee will also review periodically the funds' major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds' service providers' internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function.

During the fiscal year ended December 31, 2023, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	10
Fair Value Oversight Committee	4
Equity I Committee	6
Equity II Committee	6
Shareholder, Distribution, Brokerage, and Proxy Voting Committee	5
Audit Committee	6
Governance and Nominating Committee	10
Compliance Committee	5
Research Committee	6

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Bettina Doulton	Robert A Lawrence
VIP Extended Market Index Portfolio	none	none
VIP International Index Portfolio	none	none
VIP Total Market Index Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Vijay Advani	Thomas P Bostick	Donald F Donahue	Vicki L Fuller
VIP Extended Market Index Portfolio	none	none	none	none
VIP International Index Portfolio	none	none	none	none
VIP Total Market Index Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Patricia L Kampling	Thomas A Kennedy	Oscar Munoz	David M Thomas
VIP Extended Market Index Portfolio	none	none	none	none
VIP International Index Portfolio	none	none	none	none
VIP Total Market Index Portfolio	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none	over $100,000

DOLLAR RANGE OF FUND SHARES	Susan Tomasky	Michael E Wiley
VIP Extended Market Index Portfolio	none	none
VIP International Index Portfolio	none	none
VIP Total Market Index Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2023.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
VIP Extended Market Index Portfolio	VIJAY ADVANI (B)	$36	$0
	THOMAS P BOSTICK	$74	$0
	DONALD F DONAHUE	$79	$0
	VICKI L FULLER	$74	$0
	PATRICIA L KAMPLING	$74	$0
	THOMAS A KENNEDY	$74	$0
	OSCAR MUNOZ	$72	$0
	KAREN PEETZ (C)	$36	$0
	DAVID M THOMAS	$86	$0
	SUSAN TOMASKY	$74	$0
	MICHAEL E WILEY	$78	$0
VIP International Index Portfolio	VIJAY ADVANI (B)	$57	$0
	THOMAS P BOSTICK	$135	$0
	DONALD F DONAHUE	$145	$0
	VICKI L FULLER	$135	$0
	PATRICIA L KAMPLING	$135	$0
	THOMAS A KENNEDY	$135	$0
	OSCAR MUNOZ	$132	$0
	KAREN PEETZ (C)	$57	$0
	DAVID M THOMAS	$158	$0
	SUSAN TOMASKY	$135	$0
	MICHAEL E WILEY	$142	$0
VIP Total Market Index Portfolio	VIJAY ADVANI (B)	$89	$0
	THOMAS P BOSTICK	$209	$0
	DONALD F DONAHUE	$224	$0
	VICKI L FULLER	$209	$0
	PATRICIA L KAMPLING	$209	$0
	THOMAS A KENNEDY	$209	$0
	OSCAR MUNOZ	$205	$0
	KAREN PEETZ (C)	$89	$0
	DAVID M THOMAS	$244	$0
	SUSAN TOMASKY	$209	$0
	MICHAEL E WILEY	$220	$0

(A) Bettina Doulton, Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.
(B) Mr. Advani serves as a Trustee of Variable Insurance Products Fund II effective August 1, 2023.
(C) Ms. Peetz serves as a Member of the Advisory Board of Variable Insurance Products Fund II effective August 1, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
VIJAY ADVANI	$216,667	$128,708
THOMAS P BOSTICK	$530,000	$120,000
DONALD F DONAHUE	$570,000	$336,252
VICKI L FULLER	$530,000	$150,000
PATRICIA L KAMPLING	$530,000	$0
THOMAS A KENNEDY	$530,000	$156,083
OSCAR MUNOZ	$520,000	$0
KAREN PEETZ	$216,667	$128,708
DAVID M THOMAS	$620,000	$0
SUSAN TOMASKY	$530,000	$180,000
MICHAEL E WILEY	$560,000	$0

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of February 29, 2024, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Extended Market Index Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	7.51%
VIP Extended Market Index Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	95.61%
VIP Extended Market Index Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	46.51%
VIP Extended Market Index Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	30.44%
VIP Extended Market Index Portfolio - Service Class 2	MASSMUTUAL LIFE	SPRINGFIELD	MA	6.14%
VIP Extended Market Index Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.86%
VIP Extended Market Index Portfolio - Service Class 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	5.39%
VIP International Index Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	23.08%
VIP International Index Portfolio - Initial Class	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	5.65%
VIP International Index Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	92.48%
VIP International Index Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.23%
VIP International Index Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	62.21%
VIP International Index Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	11.76%
VIP International Index Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	11.24%
VIP International Index Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	9.89%
VIP Total Market Index Portfolio - Initial Class	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	8.51%
VIP Total Market Index Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.11%
VIP Total Market Index Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	55.94%
VIP Total Market Index Portfolio - Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	18.56%
VIP Total Market Index Portfolio - Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	17.53%
VIP Total Market Index Portfolio - Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	6.10%

As of February 29, 2024, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
VIP International Index Portfolio	NYLIAC	PARSIPPANY	NJ	29.13%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.

FMR, Geode Capital Management, LLC, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity and Geode investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Management and Sub-Advisory Services. FMR provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Geode serves as sub-adviser of each fund. Under its management contract with each fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, Geode directs the investments of each fund in accordance with its investment objective, policies, and limitations.

Management-Related Expenses. Under the terms of a fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with each fund's securities lending program, if applicable. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

FMR and VIP Extended Market Index Portfolio on behalf of its Initial Class have entered into a 13 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Initial Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Initial Class to 0.13%. FMR and VIP Extended Market Index Portfolio on behalf of its Service Class have entered into a 23 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class to 0.23%. FMR and VIP Extended Market Index Portfolio on behalf of its Service Class 2 have entered into a 38 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class 2 of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class 2 to 0.38%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees of the Trust. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

FMR and VIP International Index Portfolio on behalf of its Initial Class have entered into a 17 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Initial Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Initial Class to 0.17%. FMR and VIP International Index Portfolio on behalf of its Service Class have entered into a 27 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class to 0.27%. FMR and VIP International Index Portfolio on behalf of its Service Class 2 have entered into a 42 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class 2 of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class 2 to 0.42%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees of the Trust. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

FMR and VIP Total Market Index Portfolio on behalf of its Initial Class have entered into a 12 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Initial Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Initial Class to 0.12%. FMR and VIP Total Market Index Portfolio on behalf of its Service Class have entered into a 22 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class to 0.22%. FMR and VIP Total Market Index Portfolio on behalf of its Service Class 2 have entered into a 37 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of Service Class 2 of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable) of Service Class 2 to 0.37%. These Expense Contracts may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board of Trustees of the Trust. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fees.

For the services of FMR under each management contract, VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio each pays FMR a monthly management fee at the annual rate of 0.07%, 0.11%, and 0.06%, respectively, of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended December 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any.

Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
VIP Extended Market Index Portfolio	2023	$169,710
	2022	$120,493
	2021	$125,613
VIP International Index Portfolio	2023	$492,336
	2022	$411,993
	2021	$424,012
VIP Total Market Index Portfolio	2023	$416,550
	2022	$340,792
	2021	$267,145

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Adviser - Geode.   Each fund and FMR have entered into sub-advisory agreement(s) with Geode. Pursuant to the sub-advisory agreement(s), FMR has granted Geode investment management authority as well as the authority to buy and sell securities.

Under the terms of the sub-advisory agreements, for providing investment management services to VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.0245%, 0.0440%, and 0.0100%, respectively, of the average daily net assets of the fund.

In addition, effective January 1, 2024, Geode has contractually agreed to waive a portion of its sub-advisory fee.

The following table shows the amount of sub-advisory fees paid by Fidelity Management & Research Company LLC, on behalf of a fund, to Geode for the fiscal year(s) ended December 31, 2023, 2022, and 2021.

Fund	Fiscal Years Ended	Sub-Advisory Fees Paid by FMR to Geode
VIP Extended Market Index Portfolio	2023	$59,410
	2022 (A)	$42,810
	2021	$44,858
VIP International Index Portfolio	2023	$196,969
	2022 (B)	$174,761
	2021 (C)	$188,294
VIP Total Market Index Portfolio	2023	$69,437
	2022 (D)	$61,007
	2021	$48,981

(A) On October 1, 2022, FMR reduced the sub-advisory fee rate paid to Geode from 0.0250% to 0.0245%.
(B) On October 1, 2022, FMR reduced the sub-advisory fee rate paid to Geode from 0.0475% to 0.0440%.
(C) On August 1, 2021, FMR reduced the sub-advisory fee rate paid to Geode from 0.0500% to 0.0475%.
( D) On October 1, 2022, FMR reduced the sub-advisory fee rate paid to Geode from 0.0110% to 0.0100%.

VIP Extended Market Index Portfolio, VIP International Index Portfolio, and VIP Total Market Index Portfolio are managed by Geode, a sub-adviser to each fund. Louis Bottari is a Senior Portfolio Manager of each fund and receives compensation for those services. Peter Matthew is a Senior Portfolio Manager of each fund and receives compensation for those services. Navid Sohrabi is a Senior Portfolio Manager of each fund and receives compensation for those services. Payal Gupta is a Portfolio Manager of each fund and receives compensation for those services. Robert Regan is a Portfolio Manager of each fund and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by Geode.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to each fund's relative pre-tax investment performance measured against each fund's customized benchmark index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager's compensation plan can give rise to potential conflicts of interest. A manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing each fund's investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Louis Bottari as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Payal Gupta as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Peter Matthew as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Bob Regan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Mr. Regan was none.

The following table provides information relating to other accounts managed by Navid Sohrabi as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Extended Market Index Portfolio ($213 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Extended Market Index Portfolio beneficially owned by Mr. Sohrabi was none.

The following table provides information relating to other accounts managed by Louis Bottari as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP International Index Portfolio ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Index Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Payal Gupta as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP International Index Portfolio ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Index Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Peter Matthew as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP International Index Portfolio ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Index Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Bob Regan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP International Index Portfolio ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Index Portfolio beneficially owned by Mr. Regan was none.

The following table provides information relating to other accounts managed by Navid Sohrabi as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP International Index Portfolio ($529 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Index Portfolio beneficially owned by Mr. Sohrabi was none.

The following table provides information relating to other accounts managed by Louis Bottari as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Total Market Index Portfolio ($835 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Mr. Bottari was none.

The following table provides information relating to other accounts managed by Payal Gupta as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Total Market Index Portfolio ($835 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Ms. Gupta was none.

The following table provides information relating to other accounts managed by Peter Matthew as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Total Market Index Portfolio ($835 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Mr. Matthew was none.

The following table provides information relating to other accounts managed by Bob Regan as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Total Market Index Portfolio ($835 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Mr. Regan was none.

The following table provides information relating to other accounts managed by Navid Sohrabi as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	80	90	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,020,778	$122,822	$6,451
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Total Market Index Portfolio ($835 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Total Market Index Portfolio beneficially owned by Mr. Sohrabi was none.

PROXY VOTING GUIDELINES

Geode Voting Policies

Geode Authority and Duties to Vote Client and Fund Securities

As an investment adviser, Geode holds discretionary voting authority over a majority of its client accounts. Geode understands its obligations with respect to voting for clients and will apply a voting methodology for clients in a manner that Geode believes represents the best interests of its clients. Except in cases where clients have dictated separate voting guidelines, Geode's voting methodology is applied in a unified manner across all clients consistent with the proxy voting policies ("Voting Policies") described in this document. In certain limited instances, Geode clients may request that client-approved proxy voting guidelines are required to be followed. In these rare instances, a third-party proxy provider is engaged to vote proxies in accordance with such client-approved guidelines rather than the Voting Policies as described below. Geode's Voting Policies are designed to (1) establish a framework for Geode's decision-making with respect to proxy voting in client accounts and (2) set forth operational procedures for the oversight and execution of Geode's proxy voting responsibilities. Geode's Operations Committee oversees the implementation of Geode's voting authority under these Voting Policies .

Third-Party Proxy Advisory Firms

Geode have retained Institutional Shareholder Services ("ISS"), a third-party proxy advisory firm, to act as Geode's proxy voting agent ("Proxy Agent") providing Geode with vote execution and administration services including, operational, recordkeeping and reporting services. Geode uses research and analysis relating to general corporate governance issues and specific proxy items from proxy advisory firms including ISS and Glass Lewis.

Geode's Stewardship Team conducts monthly oversight of the Proxy Agent's implementation of the Voting Policies and vote execution. The oversight may include sampling votes cast on behalf of client accounts in an attempt to identify potential inconsistencies between the Proxy Agent's implementation of the Voting Policies and the actual vote instructions placed on behalf of Geode's client accounts. The sampling may focus on voting across similar proposals or a company-specific evaluation based on potential conflicts of interest between the proxy advisory firm and the company. Results of the monthly oversight are presented to Geode's Operations Committee.

Proxy Voting Process

Except in cases where clients have dictated separate voting guidelines, Geode retains the responsibility for proxy ballot items in accordance with the Voting Policies herein and does not otherwise reference the Proxy Agent's voting policies. To help facilitate the vote execution process, the Proxy Agent prepares a written analysis and recommendation of each proxy ballot item based on the Proxy Agent's application of Geode's Voting Policies. The Proxy Agent generally pre-populates and submits votes for proxy ballot items in accordance with such recommendations. If the Proxy Agent or Geode becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Proxy Agent and Geode will generally endeavor to consider such information where such information is viewed as material in Geode's discretion when casting votes on behalf of client accounts. In certain instances, this may result in an override or a revised recommendation issued by the Proxy Agent.

In limited circumstances where Geode's Voting Policies do not address the specific matter, the Proxy Agent will refer the ballot back to Geode. Ballot items that have been referred to Geode for a voting decision are handled on a case-by-case basis.

Geode aims to vote all shareholder meetings; however, when deemed appropriate, Geode reserves the right to refrain from voting certain meetings, for example in cases where:

•Power of attorney documentation is required.

•Issuer-specific beneficial owner documentation or certifications are required.

•Voting is not permissible due to sanctions affecting the company.

•Voting occurs in certain share blocking markets where shares are subject to lockup periods during shareholder meeting dates.

Conflicts of Interest

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Proxy Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, shareholders, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Proxy Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).

Proxy Voting Policies

Geode has established the Voting Policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its Voting Policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated on a case-by-case basis. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation.

Non-US Issuers: Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies to the greatest extent possible but will also take local market standards and best practices into consideration. In the event local market standards and best practices in a non-US jurisdiction differs with (or are not specifically covered by) these policies, Geode will generally vote in accordance with such local market standards and best practices. For example, some jurisdictions have different standards for director independence and a greater tolerance for non-independent directors on boards and Geode will vote in accordance with those standards in those jurisdictions, even if not consistent with the policies below. In addition, Geode will not vote in re-registration markets outside of the US.

Geode's specific policies are as follows:

I. Director Elections & Other Board/Governance Matters

A. Election of Directors:

Geode will generally support director nominees and incumbent members of a board of directors except in certain instances detailed below:

1 . Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation (e.g. illness, family emergency, work on behalf of the company or service to the nation); Support may also be withheld from the chair of the nominating/governance committee if the proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings but fails to provide the names of the directors

2. Independent Directors . Geode will vote against a director if (1) the Nominee is non-independent and full board comprises less than a majority of independent directors, or (2) the Nominee is not independent and sits on the audit, compensation or nominating committee (or none of these committees exist). For purposes of this Policy, independence will be assessed based on the company's relevant listing standard and controlled companies will be exempt from the assessment in line with exemptions from listing standards, where applicable.

3. Director Responsiveness.

a. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

b. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares.

c. Geode will vote against the chair of the nominating/governance committee if at the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast and the company failed to address the issue(s) that caused the high withhold/against vote, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

d. Geode will vote against the chair of the compensation committee when there is insufficient responsiveness to a say-on-pay vote that received less than 70 percent support at the last annual general meeting, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

4. Repriced Options. Geode will vote against the chair of the compensation committee in the concurrent or next following vote if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced underwater options, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

5. Golden Parachutes . Geode will vote against the chair of the compensation committee if the compensation committee adopted or renewed an excessive golden parachute within the past year (i.e., since the prior AGM), provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.

For purposes of these Policies, "excessive" is defined as:

a. cash severance payment is greater than three times salary and bonus

b. change-in-control severance payments are not double triggered; or

c. excise tax gross-ups are allowed

6. Poor Accounting Practices/Material Weaknesses. Geode will vote against the chair of the Audit Committee if poor accounting practices are identified that rise to a level of serious concern, such as fraud, misapplication of GAAP and material weaknesses identified in disclosures; provided that, if the audit committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the audit committee on the ballot, in each case, unless circumstances such as the severity, breadth, chronological sequence, duration, and the company's efforts at remediation or corrective actions would render the poor accounting practice moot, immaterial or insignificant.

7. Compensation Concerns.   Geode will vote against the chair of the compensation committee when there are compensation concerns (i.e. the company fails to include a Say on Pay ballot item when required by applicable regulation or the company's declared policy; there is a pattern of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors), and there is no say-on-pay proposal on the ballot, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot under such circumstances.

8. Gender Diversity.   Geode will vote against the chair of a Company's nominating/governance committee if no woman serves on the board and no woman was serving on the board at the previous shareholder meeting, unless Geode determines that the Company has during this period engaged in good faith efforts to search for and consider qualified women candidates to serve on the board, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

9. Over boarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards

10. Unequal Voting Rights. Geode will vote against the chair of the nominating/governance committee if the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.

11. Problematic Board Governance. Vote against the chair of the relevant committee responsible for the problematic governance practices (provided that if the relevant committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the relevant committee on the ballot) when such practices have been identified, including:

a. Unilateral By-law/Charter Amendments (i.e., allowing the board to make amendments without shareholder consent)

b. Problematic Audit Practices (i.e., the company receives an adverse opinion on the company's financial statements from its auditor)

c. Governance Failures (Bribery, Criminal Activity, regulatory sanctions, legal judgements, etc.)

d. Adopting or extending an anti-takeover provision that would have been opposed by Geode under this Policy without shareholder approval

B. Majority Election.

Unless a company has a director resignation policy, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

C. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.

D. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.

E. Board Composition

1. Geode will vote FOR shareholder proposals calling for a majority of directors to be independent of management.

2. Geode will generally vote in favor of shareholder proposals calling for a majority of directors on board Nominating, Audit and Compensation Committees to be independent.

3. Geode will vote AGAINST proposals calling for the separation of the roles of Chairman & CEO, if combined and there is a lead independent director. Proposals will be reviewed on a case-by-case basis, If the roles of Chairman & CEO are combined and there is no lead independent director to determine if appointment of an independent Chairman would likely be in shareholders' best interest in promoting effective oversight of management by the Board.

II. Executive & Director Compensation and Stock Plans

A. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

1. The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

2. The company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification and the dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans is greater than 15%, provided that, dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively.

3. The exercise price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").

4. If the directors eligible to receive options under the plan are involved in the administration of the plan or the plan administrator has the discretion over awards.

5. The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

6. Acceleration of Vesting: the plan provides that the vesting of equity awards may accelerate before a potential change in control occurs.

B. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if: The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 15%, provided that, (i) dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively, and (ii) Geode will also consider whether the company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification.

C. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these Voting Policies will be measured against the total number of shares under all components of such plan.

D. Say on Pay (non-binding).

1. Advisory Vote on Executive Compensation. Geode will generally vote FOR an advisory vote on executive compensation but will review on a case-by-case basis when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the prior advisory vote received less than 70% support and the board exhibits a significant level of poor communication and responsiveness to shareholders.

2. Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

3. Advisory Vote on Golden Parachute. Geode will vote AGAINST "excessive" change-in-control severance payments (as defined herein).

E. Vote FOR Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

F. Geode will support shareholder proposals seeking to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

G. Golden Parachute.   Geode will vote AGAINST shareholder proposals to submit a severance agreement to a shareholder vote when:

1. the company maintains an existing policy addressing excessive severance, and

2. the provisions of the existing policy would not be deemed "excessive" (as defined herein).

H. Holdings Period for Executives.   Vote AGAINST shareholder proposals requesting full tenure holding periods for executives on shares acquired through equity compensation programs during their employment.

I. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing market conditions as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

III. Anti-Takeover Measures

A. Geode will generally vote as follows on anti-takeover measures:

1. Against Addition of Special Interest Directors to the board.

2. Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except where the blank check preferred stock proposal is proposed in connection with an acquisition or merger.

3. Classification of Boards, Geode will vote FOR proposals to de-classify boards.

4. Golden Parachutes, that Geode deems to be excessive (as defined herein) in the event of change-in-control.

5. Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST/Withhold the chair of the nomination/governance committee in the concurrent or next following vote on the election of directors, provided that, if the nomination/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nomination/governance committee on the ballot under such circumstances, in each case, unless (a) the board has adopted a Poison Pill with a sunset provision; (b) the term is less than three years; (c) the Pill includes a qualifying offer clause; Or (d) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

6. Against Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

7. Against Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR management proposals to reincorporate in another state when not accompanied by such anti-takeover provisions.

8. Against Requirements that restrict or expand the board size to prevent outside interests from holding seats.

9. Against Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements unless there is a controlling shareholder.

10. Against Transfer of Authority from Shareholders to Directors.

B. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

C. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

IV. Capitalization Issues or Capital Structure

A. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

B. Vote FOR elimination of Preemptive Rights.

C. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing or there is bankruptcy risk or going concern issues. Vote AGAINST if any evidence that Reverse Stock Split could be used to thwart takeover attempts. Geode will support a proposal resulting in an authorization of up to 300 percent shares outstanding and reserved for legitimate purposes. Geode will vote AGAINST any proposal resulting in an authorization exceeding 300 percent the company's shares outstanding and reserved for legitimate purposes.

D. Vote FOR management proposals to Reduce the Par Value of common stock. Review case-by-case if the proposal may facilitate an anti-takeover device or other negative corporate governance action.

E. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.

F. Vote AGAINST proposals to Reprice Outstanding Stock Options where the plans (1) do not exclude senior management and directors; or (2) contain a repricing proposal that is not value neutral to shareholders based upon an acceptable options pricing model. Otherwise these proposals will be considered on a case-by-case basis, taking into account: (i) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (ii) the company's relative performance compared to other companies within the relevant industry or industries; and (iii) economic and other conditions affecting the relevant industry or industries in which the company competes.

G. Vote AGAINST Excessive Increases in Common Stock unless there is either bankruptcy risk or going concern issues. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. However, requests will be evaluated on a case-by-case basis when there are significant risks of non-approval, including a government rescue program, or other extenuating circumstances.

H. Generally, vote FOR capitalization proposals tied to a merger/acquisition to give management the ability to finance the transaction. However, Geode will review on a case-by-case basis where it determines that such capitalization items may result in excessive or inappropriate dilution of shareholders' interests if the requested capitalization is more than is needed to complete the transaction.

V. Environmental and Social

A. Evaluate each proposal related to environmental and social issues (excluding political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. There are instances, however, where Geode may support certain shareholder environmental and social proposals where Geode believes the proposals meet the following conditions (i) request disclosure of new or additional information that is material to investors, and increase or preserve shareholder value by improving transparency into the company's processes and governance relating to the topic of the proposal, and (ii) would not be impractical or overly burdensome for the company to comply with. Geode may take action against the re-election of board members if there are serious concerns over an issuer's approach to environmental or social issues.

B. Vote AGAINST shareholder proposals to disclose company practices related to political contributions, except instances when the company has been flagged for problematic political activity by a regulatory organization will be reviewed on a case-by-case basis.

VI. Other Business

A. Geode votes AGAINST introduction of cumulative voting rights. Geode will vote FOR elimination of cumulative voting rights.

B. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

C. Shares of Investment Companies For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.

D. Geode will vote AGAINST proposed auditors where non-audit fees constitute more than half of the total fees paid by the company to the audit firm if the excessive fees are not tied to an IPO, equity raise, bankruptcy service, or other one-off transaction. Absent such issues, Geode will vote FOR selection of proposed auditors.

E. Geode will generally vote FOR management proposals allowing for the convening of shareholder meetings by electronic means assuming comparable rights and opportunities for shareholder participation are aligned with those available during an in-person event.

F. Charter and Bylaw Amendments

1. Geode will vote FOR amendments if they meet the following criteria:

a. is editorial in nature;

b. shareholder rights are not harmed;

c. there is negligible or positive impact on shareholder value;

d. management provides adequate reasons for the amendments; or

e. the company is required to do so by law (if applicable).

2. Vote FOR proposals to amend articles of incorporation that are in connection to mergers/acquisitions, provided that     such amendments are otherwise consistent with these Voting Policies.

3. Vote against proposals giving the board exclusive authority to amend the bylaws. Vote for proposals giving the board     the ability to amend the bylaws in addition to shareholders.

4. Vote as otherwise set forth in these Voting Policies for amendments that are necessary to effect stock splits, to change     a company's name or to authorize additional shares of common stock.

G. Geode will vote FOR routine agenda items and similar routine management proposals such as changing the company name or procedural matters relating to the shareholder meeting.

H. Geode will vote AGAINST reimbursing proxy solicitation expenses unless part of a proxy contest, in which case Geode will evaluate in connection with the contest.

I. Geode will vote AGAINST shareholder proposals seeking the adoption of a documented CEO succession planning    policy.

J. Adjourn Meeting. Geode will generally support proposals to adjourn meetings where the outcome would be known    unless seeking to adjourn a meeting where there is a strategic transaction on the agenda.

K. Other Business. Geode will vote AGAINST management proposals to approve business matters where such matters     are not adequately disclosed in meeting materials.

L. Proxy Contests/Contested Director Elections. Geode will review contested ballot items on a case-by-case basis (note:     all other ballot items will be reviewed under the relevant or applicable guideline(s)).

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Initial Class, Service Class, and Service Class 2 of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

The table below shows the distribution and/or service fees paid for the fiscal year ended December 31, 2023.

Fund(s)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
VIP Extended Market Index Portfolio - Service Class	$30,944	$30,944	$0
VIP Extended Market Index Portfolio - Service Class 2	$14,319	$14,319	$0
VIP International Index Portfolio - Service Class	$10,012	$10,012	$0
VIP International Index Portfolio - Service Class 2	$166,994	$166,994	$0
VIP Total Market Index Portfolio - Service Class	$1,801	$1,801	$0
VIP Total Market Index Portfolio - Service Class 2	$109,943	$109,943	$0

Under each Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Initial Class shares and/or shareholder support services. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Initial Class shares of each fund.

Under each Service Class and Service Class 2 Plan, if the payment of management fees by the fund to Fidelity Management & Research Company LLC is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan.

Each Service Class and Service Class 2 Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class and Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class and Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners.

In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class shares of a fund other than those made to FMR under its management contract with the fund.

To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class and Service Class 2 Plan does not provide for specific payments by Service Class and Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis.

In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT SERVICES

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of a class's average daily net assets, with respect to each account in a fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates, as a percentage of average net assets, for pricing and bookkeeping services for the funds are shown in the following table:

Fund	Pricing and Bookkeeping Rate
VIP Extended Market Index Portfolio	0.04%
VIP International Index Portfolio	0.04%
VIP Total Market Index Portfolio	0.03%

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with each fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2023, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Extended Market Index Portfolio	VIP International Index Portfolio	VIP Total Market Index Portfolio
Gross income from securities lending activities	$1,314,541	$165,779	$636,242
Fees paid to securities lending agent from a revenue split	$0	$0	$0
Administrative fees	$0	$0	$0
Rebate (paid to borrower)	$955,773	$112,166	$497,420
Other fees not included in the revenue split (lending agent fees to NFS)	$33,419	$5,113	$12,378
Aggregate fees/compensation for securities lending activities	$989,192	$117,279	$509,798
Net income from securities lending activities	$325,349	$48,500	$126,444

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization.

Extended Market Index Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

International Index Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Total Market Index Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP International Index Portfolio.

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of VIP Extended Market Index Portfolio and VIP Total Market Index Portfolio.

Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for each fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

Each fund will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com monthly, 15 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.

Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.

Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.

Fidelity ® Variable Insurance Products
Emerging Markets Portfolio
International Capital Appreciation Portfolio
Overseas Portfolio
Investor Class
Funds of Variable Insurance Products Fund and Variable Insurance Products Fund II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

This Statement of Additional Information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2024, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at institutional.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

VIPINVR-PTB-0424

1.816576.119

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of each of VIP Emerging Markets Portfolio's, VIP International Capital Appreciation Portfolio's, and VIP Overseas Portfolio's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Fidelity Management & Research Company LLC (FMR) or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Oil, Gas, and Mineral Exploration Programs

For each fund:

The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Foreign Securities

For VIP Emerging Markets Portfolio:

FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For a fund's policies and limitations on futures and options transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Countries and Markets Considered Emerging. For purposes of a Fidelity ® fund's 80% investment policy relating to emerging markets, emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics.

For example, as of December 31, 2023, countries in the MSCI Emerging Markets Index (for VIP Emerging Markets Portfolio), Greece, Hong Kong, Israel, and Singapore are considered to be emerging.

Country or Geographic Region. Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.

Covenant-Lite Obligations. A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.

In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, however, the U.S. Federal Reserve and other countries' central banks have increased interest rates numerous times in response to global inflation. It is unclear whether interest rates will continue to rise in the future. These increases may have a disproportionately adverse effect on emerging market economies.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.

All these economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.

Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries further east with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.

 The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the European Union (EU) on January 31, 2020 under the terms of a negotiated departure deal. A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently, in September 2019, the ECB announced a new bond-buying program and changed its targeted long-term refinancing rate to provide more favorable bank lending conditions. In response to the economic consequences of the COVID-19 pandemic, the ECB significantly increased bond purchases, and only began slowing their purchasing strategy in September 2021.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The ongoing COVID-19 pandemic and the conflict in Ukraine continue to pose economic risks to Nordic countries.

Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability and the continued effects of the COVID-19 pandemic have an adverse impact on the overall region.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the COVID-19 pandemic and the conflict in Ukraine, may have a negative impact on Japan's economy.

Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Significantly, the Australian economy has declined in recent years and, in 2019, the Reserve Bank of Australia cut interest rates to an all-time low in response to a reduction in consumption brought on, in part, by a downturn in the property market and rising levels in unemployment. The Reserve Bank of Australia cut rates further in response to the economic effects of the COVID-19 pandemic. However, rising global inflation in 2022 forced the Reserve Bank to raise interest rates to combat the effects of the tightening of monetary policies in most countries, Russia's invasion of Ukraine, and the COVID-19 containment measures and other policy challenges in China. Furthermore, any future growth experienced in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.

South Korea has one of the more advanced economies and established democratic political systems in the Asia-Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the European Union, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. After a period of intensified concerns about trade tariffs and the continued escalation of the trade war between China and the United States, the two countries reached a trade agreement in January 2020. If the countries reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators.

A fund may invest in the bonds available on the CIBM through Bond Connect. The relevant rules and regulations of, the structure and terms of, and a fund's access to Bond Connect may be subject to change with minimal notice and have the potential to be applied retroactively. In the event account opening or trading is suspended on the CIBM, a fund's ability to invest in securities traded on the CIBM will be adversely affected and may negatively affect the fund. Furthermore, if Bond Connect is not operating, a fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the fund's performance. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM.

Bond Connect trades are settled in Chinese currency, the renminbi (RMB). As a result, a fund's investments through Bond Connect will be exposed to currency risk and incur currency conversion costs, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. RMB is the only currency of China. Although both onshore RMB (CNY) and offshore RMB (CNH) are the same currency, they are traded in different and separate markets. These markets operate separately and can be subject to different liquidity constraints and market forces, meaning their valuations can vary. A fund may hedge the foreign currency exposure that arises from the inclusion of Chinese RMB-denominated bonds into the base currency of the fund. The RMB-denominated bonds included in a fund's underlying index use CNY as the base currency. Foreign currency hedging utilizing CNY would match the currency of the index. Conversely, foreign hedging utilizing CNH may subject a fund to tracking error and incremental foreign currency risk.

While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund's ability to trade through Bond Connect may therefore be adversely affected. In addition, where a fund invests in securities traded on the CIBM through Bond Connect, it may be subject to risks of delays inherent in order placing and/or settlement.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.

Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

A fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). As a result of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, some Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company's contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company. Similarly, the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a fund's ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company's earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission (SEC), the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.

By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. Pro-democracy protests, which have become increasingly violent over time, continued into 2021, although the Hong Kong government's crackdown and the COVID-19 pandemic have contributed to the reduction of large-scale protests. There is no guarantee, however, that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.

Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, potential new, disruptive COVID-19 variants, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.

Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.

Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand. The risk of political instability has proven substantial as the protests, disputed election, government collapse, and coup of 2014 have led to short term declines in GDP, a collapse of tourism, and a decrease in foreign direct investment. Following the coup, the military junta formally controlled the government from 2014 until July 2019.  Parliamentary elections were held in May 2019 in which pro-military parties won a slim majority and the former military junta leader became Prime Minister. International watchdog groups, however, claimed the election was not free and fair. Since the election there have been a number of attempts to unseat the Prime Minister and protests challenging his leadership and the monarchy. An election is due to take place before May 2023. Uncertainty regarding the upcoming election could have a negative impact on economic growth.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.

Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.

As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

In the last several years, as significant income from oil and commodity exports boosted Russia's economic growth, the Russian government began to re-assert its regional geopolitical influence, including most recently its military actions in Ukraine and Syria. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940, as amended (1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. These services, however, are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to either a counterparty's failure to pay for securities the fund has delivered or the fund's inability to complete its contractual obligations. The designation of the National Settlement Depository (NSD) as the exclusive settlement organization for all publicly traded Russian companies and investment funds has enhanced the efficiency and transparency of the Russian securities market. Additionally, agreements between the NSD and foreign central securities depositories and settlement organizations have allowed for simpler and more secure access for foreign investors as well.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.

Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis. African countries, particularly in Eastern and sub-Saharan Africa, have struggled to access sufficient quantities of COVID-19 vaccines to support their populations.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.

The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.

To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission 1 . For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1 The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for each fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For each of VIP Emerging Markets Portfolio, VIP International Capital Appreciation Portfolio, and VIP Overseas Portfolio, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended December 31, 2023 and 2022. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2023	2022
VIP Emerging Markets Portfolio	39%	62%
VIP International Capital Appreciation Portfolio	72%	104%
VIP Overseas Portfolio	31%	33%

During the fiscal year ended December 31, 2023, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended December 31, 2023.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
VIP International Capital Appreciation Portfolio	UBS AG	$12,254,509

The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
VIP Emerging Markets Portfolio	2023	$888,517	0.09%
	2022	$1,655,973	0.15%
	2021	$1,478,999	0.12%
VIP International Capital Appreciation Portfolio	2023	$485,525	0.09%
	2022	$741,925	0.14%
	2021	$1,199,475	0.20%
VIP Overseas Portfolio	2023	$929,107	0.05%
	2022	$881,471	0.05%
	2021	$898,706	0.05%

The table below shows the total amount of brokerage commissions paid by the following fund(s) to an affiliated broker for the fiscal year(s) ended December 31, 2023, 2022, and 2021. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended December 31, 2023. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year Ended	Broker	Affiliated With	C	ommissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
VIP Emerging Markets Portfolio	2023	FCM	FMR LLC		$1,167	0.13%	0.45%
	2023	Kezar Trading	FMR LLC		$394	0.04%	0.16%
	2022	FCM	FMR LLC		$4,768
	2022	Kezar Trading	FMR LLC		$504
	2021	FCM	FMR LLC		$8,547
	2021	Kezar Trading	FMR LLC		$677
VIP International Capital Appreciation Portfolio	2023	FCM	FMR LLC		$357	0.07%	1.40%
	2023	Kezar Trading	FMR LLC		$52	0.01%	0.56%
	2022	FCM	FMR LLC		$1,051
	2022	Kezar Trading	FMR LLC		$91
	2021	FCM	FMR LLC		$2,044
	2021	Kezar Trading	FMR LLC		$520
VIP Overseas Portfolio	2023	FCM	FMR LLC		$145	0.02%	0.38%
	2023	Kezar Trading	FMR LLC		$49	0.01%	0.14%
	2022	FCM	FMR LLC		$393
	2022	Kezar Trading	FMR LLC		$77
	2021	FCM	FMR LLC		$573
	2021	Kezar Trading	FMR LLC		$128

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2023.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
VIP Emerging Markets Portfolio	2023	$749,740	$612,723,315
VIP International Capital Appreciation Portfolio	2023	$446,659	$634,594,290
VIP Overseas Portfolio	2023	$838,487	$953,600,476

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended September 30, 2023.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services (A)
VIP Emerging Markets Portfolio	September 30, 2023	$333,246
VIP International Capital Appreciation Portfolio	September 30, 2023	$165,658
VIP Overseas Portfolio	September 30, 2023	$345,369

(A) The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a "commission" for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The following information is only a summary of some of the tax consequences affecting insurance company separate accounts invested in the funds. No attempt has been made to discuss tax consequences affecting variable product owners. Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to insurance company separate accounts invested in the fund. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies. If a fund failed to qualify as a "regulated investment company" in any year, among other consequences, each insurance company separate account invested in the fund could fail to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.

Each fund also intends to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder. These diversification requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the assets of an insurance company separate account that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) and the regulations thereunder treat the assets of each fund as the assets of the related insurance company separate account, each fund must also satisfy these requirements. Certain other tax requirements apply with respect to investor control. If a fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by an insurance company separate account invested in the fund may not be treated as an annuity or as life insurance for tax purposes and may no longer be eligible for tax deferral.

Assuming that a fund satisfies the Section 817(h) diversification requirements and certain other related requirements, the insurance company separate accounts will be respected as the owners of the shares of the fund for U.S. federal income tax purposes. As the owners of the shares, the insurance company separate accounts and not the variable product owners will recognize the dividends and capital gain distributions paid by the fund, although the insurance company separate accounts generally will not pay income tax on those dividends or capital gain distributions to the extent the income and gains are applied to increase the values of the applicable variable products. In addition, as the owners of the shares, the insurance company separate accounts will get the benefit of any pass-through items that the fund reports to its shareholders including the portion if any of the dividends paid that are eligible for the dividends received deduction and if applicable as described below eligible foreign taxes paid by the fund. The insurance company is not required to make any payment to the fund to share with variable product owners the benefit which may be material of these pass-through items.

Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. As a general matter, if, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of a fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund.

The following table shows a fund's aggregate capital loss carryforward as of December 31, 2023, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund	Capital Loss Carryforward (CLC)
VIP Emerging Markets Portfolio	$99,073,318
VIP International Capital Appreciation Portfolio	$56,005,980

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani and Jonathan Chiel, each of the Trustees oversees 323 funds. Mr. Advani oversees 216 funds. Mr. Chiel oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Variable Insurance Products Fund

Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Senior Counsel at Fidelity Investments (diversified financial services company, 2024-present). Previously, Mr. Chiel served as General Counsel (2012-2024) and Head of Legal, Risk and Compliance (2022-2024) for Fidelity Investments; Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-2024); Director and President of OH Company LLC (holding company, 2018-2024); General Counsel (2004-2012) and Senior Vice President and Deputy General Counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (law firm, 1996-2000); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-1995), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Harvard Law School Center on the Legal Profession and the U.S. Chamber Litigation Center.

Bettina Doulton (1964)

Year of Election or Appointment: 2020 or 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Trustee of Variable Insurance Products Fund II

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018 or 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Vijay C. Advani (1960)

Year of Election or Appointment: 2023

Member of the Advisory Board of Variable Insurance Products Fund

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Karen B. Peetz (1955)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as President or Director of certain Fidelity entities. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund's proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' independent auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds' service providers; (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board's consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers' internal control over financial reporting. The committee will also review periodically the funds' major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds' service providers' internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function.

During the fiscal year ended December 31, 2023, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	10
Fair Value Oversight Committee	4
Equity I Committee	6
Equity II Committee	6
Shareholder, Distribution, Brokerage, and Proxy Voting Committee	5
Audit Committee	6
Governance and Nominating Committee	10
Compliance Committee	5
Research Committee	6

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Bettina Doulton	Robert A Lawrence
VIP Emerging Markets Portfolio A	-	none	none
VIP International Capital Appreciation Portfolio A	-	none	none
VIP Overseas Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(A) Currently, Mr. Chiel is not a Trustee of Variable Insurance Products Fund II.

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Vijay Advani	Thomas P Bostick	Donald F Donahue	Vicki L Fuller
VIP Emerging Markets Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Overseas Portfolio A	-	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Patricia L Kampling	Thomas A Kennedy	Oscar Munoz	David M Thomas
VIP Emerging Markets Portfolio	none	none	none	none
VIP International Capital Appreciation Portfolio	none	none	none	none
VIP Overseas Portfolio A	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none	over $100,000

DOLLAR RANGE OF FUND SHARES	Susan Tomasky	Michael E Wiley
VIP Emerging Markets Portfolio	none	none
VIP International Capital Appreciation Portfolio	none	none
VIP Overseas Portfolio A	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

(A) Currently, Mr. Advani is not a Trustee of Variable Insurance Products Fund.

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended December 31, 2023.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
VIP Emerging Markets Portfolio	VIJAY ADVANI (B)	$120	$0
	THOMAS P BOSTICK	$309	$0
	DONALD F DONAHUE	$333	$0
	VICKI L FULLER	$309	$0
	PATRICIA L KAMPLING	$309	$0
	THOMAS A KENNEDY	$309	$0
	OSCAR MUNOZ	$303	$0
	KAREN PEETZ (C)	$120	$0
	DAVID M THOMAS	$362	$0
	SUSAN TOMASKY	$309	$0
	MICHAEL E WILEY	$327	$0
VIP International Capital Appreciation Portfolio	VIJAY ADVANI (B)	$69	$0
	THOMAS P BOSTICK	$173	$0
	DONALD F DONAHUE	$186	$0
	VICKI L FULLER	$173	$0
	PATRICIA L KAMPLING	$173	$0
	THOMAS A KENNEDY	$173	$0
	OSCAR MUNOZ	$170	$0
	KAREN PEETZ (C)	$69	$0
	DAVID M THOMAS	$202	$0
	SUSAN TOMASKY	$173	$0
	MICHAEL E WILEY	$183	$0
VIP Overseas Portfolio	VIJAY ADVANI (B)	$203	$0
	THOMAS P BOSTICK	$527	$0
	DONALD F DONAHUE	$567	$0
	VICKI L FULLER	$527	$0
	PATRICIA L KAMPLING	$527	$0
	THOMAS A KENNEDY	$527	$0
	OSCAR MUNOZ	$517	$0
	KAREN PEETZ (C)	$203	$0
	DAVID M THOMAS	$616	$0
	SUSAN TOMASKY	$527	$0
	MICHAEL E WILEY	$557	$0

(A) Jonathan Chiel, Bettina Doulton, Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.

(B)  Mr. Advani serves as a Member of the Advisory Board of Variable Insurance Products Fund effective August 1, 2023. Mr. Advani serves as a Trustee of Variable Insurance Products Fund II effective August 1, 2023.

(C) Ms. Peetz serves as a Member of the Advisory Board of Variable Insurance Products Fund and Variable Insurance Products Fund II effective August 1, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
VIJAY ADVANI	$216,667	$128,708
THOMAS P BOSTICK	$530,000	$120,000
DONALD F DONAHUE	$570,000	$336,252
VICKI L FULLER	$530,000	$150,000
PATRICIA L KAMPLING	$530,000	$0
THOMAS A KENNEDY	$530,000	$156,083
OSCAR MUNOZ	$520,000	$0
KAREN PEETZ	$216,667	$128,708
DAVID M THOMAS	$620,000	$0
SUSAN TOMASKY	$530,000	$180,000
MICHAEL E WILEY	$560,000	$0

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of February 29, 2024, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of February 29, 2024, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	7.20%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.58%
VIP Emerging Markets Portfolio - Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.56%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	13.91%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	9.38%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	7.33%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.81%
VIP Emerging Markets Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	6.77%
VIP Emerging Markets Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	6.11%
VIP Emerging Markets Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.51%
VIP Emerging Markets Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.49%
VIP Emerging Markets Portfolio - Service Class	PRUDENTIAL LIFE INSURANCE COMPANY	ROSELAND	NJ	59.40%
VIP Emerging Markets Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.36%
VIP Emerging Markets Portfolio - Service Class 2	NYLIAC	PARSIPPANY	NJ	41.67%
VIP Emerging Markets Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	36.87%
VIP Emerging Markets Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	12.59%
VIP International Capital Appreciation Portfolio - Initial Class	NYLIAC	PARSIPPANY	NJ	85.73%
VIP International Capital Appreciation Portfolio - Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	58.46%
VIP International Capital Appreciation Portfolio - Service Class	PROTECTIVE LIFE AND ANNUITY	GREENWOOD VILLAGE	CO	33.82%
VIP International Capital Appreciation Portfolio - Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	47.68%
VIP International Capital Appreciation Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	33.99%
VIP International Capital Appreciation Portfolio - Service Class 2	MIDLAND NATIONAL LIFE INSURANCE	WEST DES MOINES	IA	5.03%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	6.61%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	13.97%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2020 PORTFOLIO℠	BOSTON	MA	8.86%
VIP Overseas Portfolio - Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.59%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2040 PORTFOLIO℠	BOSTON	MA	7.87%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2035 PORTFOLIO℠	BOSTON	MA	7.04%
VIP Overseas Portfolio - Initial Class	VIP FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	6.67%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO℠	BOSTON	MA	9.13%
VIP Overseas Portfolio - Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	48.36%
VIP Overseas Portfolio - Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	19.91%
VIP Overseas Portfolio - Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.79%
VIP Overseas Portfolio - Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.48%
VIP Overseas Portfolio - Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.38%
VIP Overseas Portfolio - Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	24.83%
VIP Overseas Portfolio - Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	18.18%
VIP Overseas Portfolio - Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	5.64%
VIP Overseas Portfolio - Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO℠	BOSTON	MA	16.13%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1969, is the ultimate parent company of FIL Investment Advisors and FIL Investment Advisors (UK) Limited. Members of the Johnson family, including Abigail Johnson, are the predominant owners, directly or indirectly through trusts or other legal structures, of FIL Limited. While the Johnson family's ownership of FIL Limited voting stock may fluctuate from time to time as a result of changes in the total number of shares of FIL Limited voting stock outstanding, it normally represents more than 25% of the total votes which may be cast by all holders of FIL Limited voting stock. No natural person, directly or indirectly, owns 25% or more of the shares or holds 25% or more of the voting rights in FIL Limited, or directly or indirectly has the right to appoint or remove a majority of the directors of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR, and the costs associated with securities lending, as applicable, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. A fund also pays the costs related to the solicitation of fund proxies from variable product owners.

Management Fees.

For the services of FMR under each fund's management contract, each class of each fund pays FMR a monthly management fee.

For each fund, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. This rate may vary by share class.

For VIP Emerging Markets Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Investor Class Annualized Rate
First $400 billion	0.990%
Next $400 billion	0.920%
Next $400 billion	0.890%
Over $1,200 billion	0.880%

For VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio, the mandate rate is calculated on a cumulative basis pursuant to the following schedule:

MANDATE RATE SCHEDULE

Average Designated Asset Class Assets	Investor Class Annualized Rate
First $400 billion	0.890%
Next $400 billion	0.820%
Next $400 billion	0.790%
Over $1,200 billion	0.780%

For each fund, a discount percentage is calculated based on the monthly average net assets of a broader group of funds advised by FMR representing multiple asset classes and the monthly average net assets of the fund. After determination of the applicable tier bound level in the following schedule, the discount percentage for each fund is calculated on a cumulative basis pursuant to the schedule. For each fund, the discount rate for a class is the class's mandate rate multiplied by the discount percentage.

DISCOUNT PERCENTAGE SCHEDULE

Average Group Assets Tier Bounds		% Discount for Average Incremental Fund Assets
Lower	Upper	First $1B	Next $19B	Next $10B	Over $30B
0	<$1 trillion	0%	3.0%	5.0%	6.5%
1	<1.5	0%	4.0%	6.0%	7.5%
1.5	<1.9	0%	5.0%	7.0%	8.5%
1.9	<2.2	0%	6.0%	8.0%	9.5%
2.2	<2.5	0%	7.0%	9.0%	10.5%
2.5	<2.8	0%	8.0%	10.0%	11.5%
2.8	<3.1	0%	9.0%	11.0%	12.5%
3.1	Above 3.1	0%	10.0%	12.0%	13.5%

The annual management fee rate for the class of shares of each fund offered through this SAI is the lesser of (1) the class's mandate rate reduced by the class's discount rate or (2) the amount set forth in the following table:

Fund/Class	Maximum Management Fee Rate
VIP Emerging Markets Portfolio/Investor Class	0.93%
VIP International Capital Appreciation Portfolio/Investor Class	0.82%
VIP Overseas Portfolio/Investor Class	0.80%

One-twelfth of the management fee rate is applied to the class's average net assets for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of a fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund's assets, which do not vary by class.

The following table shows the amount of management fees paid by a fund for the fiscal year(s) ended December 31, 2023, 2022, and 2021 to its current manager and prior affiliated manager(s), if any.

Fund(s)	Fiscal Years Ended	Management Fees Paid to Investment Adviser
VIP Emerging Markets Portfolio (A)	2023	$7,728,377
	2022	$8,338,838
	2021	$9,598,926
VIP International Capital Appreciation Portfolio (A)	2023	$3,823,899
	2022	$3,560,138
	2021	$4,038,347
VIP Overseas Portfolio (A)	2023	$11,099,718
	2022	$11,036,904
	2021	$12,777,251

(A)Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. FMR or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee. Prior to March 1, 2024, the fund's management fee consisted of a group fee rate component plus an individual fee rate.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.

On behalf of each fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).

On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK.

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays the sub-advisers.

Sub-Advisers - FIL Investment Advisors and FIL Investment Advisors (UK) Limited.

On behalf of each fund, FMR has entered into a sub-advisory agreement with FIL Investment Advisors (FIA), and FIA, in turn, has entered into a sub-advisory agreement with FIL Investment Advisors (UK) Limited (FIA(UK)).

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays FIA.

Effective March 1, 2024, under the terms of each sub-advisory agreement, FMR pays FIA monthly fees at an annual rate of 0.50% for VIP Emerging Markets Portfolio, 0.44% for each of VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio with respect to the average daily net assets of the fund managed by FIA. FIA in turn pays FIA(UK).

For the fiscal year(s) ended December 31, 2023, 2022, and 2021, FMR, on behalf of each fund paid no fees to FIA.

Sam Polyak is the Portfolio Manager of VIP Emerging Markets Portfolio and receives compensation for those services. Sammy Simnegar is the Portfolio Manager of VIP International Capital Appreciation Portfolio and receives compensation for those services. Vincent Montemaggiore is the Portfolio Manager of VIP Overseas Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account, or lead account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s), account(s), and lead account(s) is weighted according to the portfolio manager's tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each portfolio manager's fund is based on the lead account's pre-tax investment performance measured against the benchmark index identified below for the fund, and the lead account's pre-tax investment performance within the peer group(s) identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Fund / Benchmark Index / Peer Group(s)

VIP Emerging Markets Portfolio / MSCI Emerging Markets Index (net MA tax) / Morningstar® Diversified Emerging Markets Category

VIP International Capital Appreciation Portfolio / MSCI ACWI (All Country World Index) ex USA Index (net MA tax) / Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories

VIP Overseas Portfolio / MSCI EAFE Index (net MA tax) / Morningstar® Foreign Large Blend Category

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Sam Polyak as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	10	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$10,799	$4,910	$303
Assets Managed with Performance-Based Advisory Fees (in millions)	$86	none	none

* Includes VIP Emerging Markets Portfolio ($1,032 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Emerging Markets Portfolio beneficially owned by Mr. Polyak was none.

The following table provides information relating to other accounts managed by Sammy Simnegar as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$43,357	$599	$933
Assets Managed with Performance-Based Advisory Fees (in millions)	$41,031	none	none

* Includes VIP International Capital Appreciation Portfolio ($633 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP International Capital Appreciation Portfolio beneficially owned by Mr. Simnegar was none.

The following table provides information relating to other accounts managed by Vincent Montemaggiore as of December 31, 2023:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	3	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$28,433	$5,534	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$9,271	none	none

* Includes VIP Overseas Portfolio ($1,839 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of December 31, 2023, the dollar range of shares of VIP Overseas Portfolio beneficially owned by Mr. Montemaggiore was none.

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3. There are no racially or ethnically diverse directors.

4. The director is a public company CEO who sits on more than two unaffiliated public company boards.

5. The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investors without being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Investor Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.

Currently, the Board of Trustees has authorized such payments for shares of each fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and variable product owners.

In particular, the Trustees noted that each Plan does not authorize payments by shares of a fund other than those made to FMR under its management contract with the fund.

To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

FDC or an affiliate may compensate intermediaries that distribute and/or service the funds. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to intermediaries in the aggregate currently will not exceed 0.10% of the total assets of all VIP funds on an annual basis.

In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT SERVICES

Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210 (or an agent, including an affiliate), performs transfer agency services under the terms of each fund's management contract.

Prior to March 1, 2024, each fund or class, as applicable, bore the cost of transfer agency services under a separate agreement covering such services.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders (including variable product owners), with the exception of proxy statements.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for transfer agency and related recordkeeping services with respect to variable product owners' accounts, and to Fidelity Investments Life Insurance Company (FILI) for transfer agency and related separate account services with respect to insurance contract owners' accounts.

Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate), calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program under the terms of each fund's management contract.

Prior to March 1, 2024, each fund bore the cost of pricing and bookkeeping services under a separate agreement covering such services. For providing pricing and bookkeeping services, FSC received a monthly fee based on each fund's average daily net assets throughout the month. Pricing and bookkeeping fees paid by a fund to FSC for the fiscal year(s) ended December 31, 2023, 2022, and 2021 are shown in the following table.

Fund	2023	2022	2021
VIP Emerging Markets Portfolio	$445,677	$485,371	$565,474
VIP International Capital Appreciation Portfolio	$275,724	$263,268	$299,765
VIP Overseas Portfolio	$728,090	$737,228	$868,554

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended December 31, 2023, are shown in the following table:

Security Lending Activities	Fund(s)
	VIP Emerging Markets Portfolio	VIP International Capital Appreciation Portfolio	VIP Overseas Portfolio
Gross income from securities lending activities	$207,293	$87,004	$460,121
Fees paid to securities lending agent from a revenue split	$0	$0	$0
Administrative fees	$0	$0	$0
Rebate (paid to borrower)	$178,527	$83,662	$385,099
Other fees not included in the revenue split (lending agent fees to NFS)	$2,815	$318	$7,172
Aggregate fees/compensation for securities lending activities	$181,342	$83,980	$392,271
Net income from securities lending activities	$25,951	$3,024	$67,850

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization.

Emerging Markets Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

International Capital Appreciation Portfolio is a fund of Variable Insurance Products Fund II, an open-end management investment company created under an initial declaration of trust dated March 21, 1988.

Overseas Portfolio is a fund of Variable Insurance Products Fund, an open-end management investment company created under an initial declaration of trust dated November 13, 1981.

The Trustees are permitted to create additional funds in the trusts and to create additional classes of a fund.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of VIP International Capital Appreciation Portfolio.

Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of VIP Overseas Portfolio.

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of VIP Emerging Markets Portfolio.

Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for VIP International Capital Appreciation Portfolio and VIP Overseas Portfolio and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for VIP Emerging Markets Portfolio and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end). This information may also be provided to insurance companies via an electronic reporting tool at that time.

Each fund will provide its top ten holdings (excluding cash and futures) on institutional.fidelity.com monthly, 15 days after month-end. This information may also be provided to insurance companies via an electronic reporting tool at that time.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include variable product owners or prospective variable product owners, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended December 31, 2023, and report of the independent registered public accounting firm, are included in each fund's annual report and are incorporated herein by reference.

Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so.

Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term "VIP" as used in this document refers to Fidelity® Variable Insurance Products.
Variable Insurance Products Fund II
Post-Effective Amendment No. 89

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated March 29, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 36.

(2)

Certificate of Amendment to the Declaration of Trust, dated December 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 44.

(3)

Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 54.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Contrafund Portfolio, is filed herein as Exhibit (d)(1).

(2)

Amended and Restated Management Contract, dated November 1, 2023, between Disciplined Small Cap Portfolio and Fidelity Management & Research Company LLC is filed herein as Exhibit (d)(2).

(3)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Emerging Markets Portfolio, is filed herein as Exhibit (d)(3).

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Extended Market Index Portfolio and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 84.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Index 500 Portfolio and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 84.

(6)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of International Capital Appreciation Portfolio, is filed herein as Exhibit (d)(6).

(7)

Amended and Restated Management Contract, dated January 1, 2020, between International Index Portfolio and Fidelity Management & Research Company LLC is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 84.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Total Market Index Portfolio and Fidelity Management & Research Company LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 84.

(9)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Geode Capital Management, LLC and Fidelity Management & Research Company LLC, on behalf of Extended Market Index Portfolio, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 88.

(10)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Geode Capital Management, LLC and Fidelity Management & Research Company LLC, on behalf of Index 500 Portfolio, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 88.

(11)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Geode Capital Management, LLC and Fidelity Management & Research Company LLC, on behalf of International Index Portfolio, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 88.

(12)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Geode Capital Management, LLC and Fidelity Management & Research Company LLC, on behalf of Total Market Index Portfolio, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 88.

(13)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between FIL Investment Advisors and Fidelity Management & Research Company LLC, on behalf of Emerging Markets Portfolio, is filed herein as Exhibit (d)(13).

(14)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors, on behalf of Emerging Markets Portfolio, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 84.

(15)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between FIL Investment Advisors and Fidelity Management & Research Company LLC, on behalf of International Capital Appreciation Portfolio, is filed herein as Exhibit (d)(15).

(16)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors, on behalf of International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 84.

(17)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(25) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(18)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(26) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(19)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(31) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(20)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(32) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(21)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(37) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(22)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Contrafund Portfolio, Emerging Markets Portfolio, and International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (d)(38) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 221.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Contrafund Portfolio, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 84.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Disciplined Small Cap Portfolio, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 84.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Emerging Markets Portfolio, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 84.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Extended Market Index Portfolio, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 84.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Index 500 Portfolio, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 84.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of International Capital Appreciation Portfolio, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 84.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of International Index Portfolio, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 84.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Variable Insurance Products Fund II and Fidelity Distributors Company LLC, on behalf of Total Market Index Portfolio, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 84.

(9)

Form of Service Contract between Fidelity Distributors Corporation (currently known as Fidelity Distributors Company LLC) and “Qualified Recipients” with respect to shares of the portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V is filed herein as Exhibit (e)(9) in reliance on Rule 483 (individual service agreements do not differ in any material respect).

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated as of March 1, 2018, is incorporated herein by reference to Exhibit (f) of Fidelity Commonwealth Trust’s (File No. 002-52322) Post-Effective Amendment No. 150.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Variable Insurance Products Fund II on behalf of Contrafund Portfolio, International Capital Appreciation Portfolio, and International Index Portfolio, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(2)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Variable Insurance Products Fund II on behalf of Emerging Markets Portfolio is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Variable Insurance Products Fund II on behalf of Disciplined Small Cap Portfolio, Extended Market Index Portfolio, Index 500 Portfolio, and Total Market Index Portfolio, is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Amended and Restated 13 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Extended Market Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 84.

(2)

Amended and Restated 23 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Extended Market Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 84.

(3)

Amended and Restated 38 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Extended Market Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 84.

(4)

Amended and Restated 10 Basis Point Expense Contract, dated January 1, 2020, between Index 500 Portfolio and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 84.

(5)

Amended and Restated 17 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and International Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 84.

(6)

Amended and Restated 27 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and International Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 84.

(7)

Amended and Restated 42 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and International Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 84.

(8)

Amended and Restated 12 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Total Market Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 84.

(9)

Amended and Restated 22 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Total Market Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 84.

(10)

Amended and Restated 37 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Management & Research Company LLC and Total Market Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 84.

(11)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and the Registrant is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No. 002-24389) Post-Effective Amendment No. 172.

(12)

Form of Fund of Funds Investment Agreement (Acquiring Fund) is incorporated herein by reference to Exhibit (h)(5) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 534.

(13)

Form of Fund of Funds Investment Agreement (Acquired Fund) is incorporated herein by reference to Exhibit (h)(6) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 534.

(i)

Legal Opinion of Dechert LLP, dated April 12, 2024, is filed herein as Exhibit (i).

(j)

(1)

Consent of PricewaterhouseCoopers LLP, dated April 12, 2024, is filed herein as Exhibit (j)(1).

(2)

Consent of Deloitte & Touche LLP, dated April 12, 2024, is filed herein as Exhibit (j)(2).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 84.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 84.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 84.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 84.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Disciplined Small Cap Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 84.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Disciplined Small Cap Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 84.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Disciplined Small Cap Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 84.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Disciplined Small Cap Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 84.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Emerging Markets Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 84.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Emerging Markets Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No 84.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Emerging Markets Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No 84.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Emerging Markets Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 84.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Extended Market Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 84.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Extended Market Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 84.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Extended Market Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 84.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Index 500 Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 84.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Index 500 Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 84.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Index 500 Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 84.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Capital Appreciation Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 84.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Capital Appreciation Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 84.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Capital Appreciation Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 84.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Capital Appreciation Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 84.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 84.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 84.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for International Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 84.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Total Market Index Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 84.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Total Market Index Portfolio: Service Class, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 84.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Total Market Index Portfolio: Service Class 2, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 84.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for VIP Funds, dated March 1, 2024, on behalf of the Registrant, is filed herein as Exhibit (n)(1).

(2)

Schedule I (Equity), dated July 20, 2023, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for VIP Funds, dated March 1, 2024, on behalf of the Registrant, is incorporated herein by reference to Exhibit (n)(2) of Variable Insurance Products Fund IV’s (File No. 002-84130) Post-Effective Amendment No. 130.

(p)

(1)

The 2024 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 576.

(2)

The 2022 Code of Ethics, adopted by FIL Limited, FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund V’s (File No. 033-17704) Post-Effective Amendment No. 81.

(3)

Code of Ethics, dated February 2024, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 576.

Item 29.

Persons Controlled by or under Common Control with the Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC.

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC.
Cynthia Lo Bessette

Senior Vice President of Fidelity Management & Research Company LLC; Secretary Fidelity Diversifying Solutions LLC (2022); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC; Secretary SelectCo, LLC and FIMM; Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Bart Grenier	President of Fidelity Management & Research Company LLC.
Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jason Pogorelec	Compliance Officer of Fidelity Management & Research Company LLC (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
James Lenton	Director of FMR H.K. (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Nathaniel Norr Salter	Director of FMR Japan (2023).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Kenji Kanemasu	Compliance Officer of FMR Japan (2023).
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Kyle Johnson	Director of FMR UK (2024).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA.
May Huimei Li	Authorized Representative of FIA.
Adrian Lam	SFC Emergency Contact and Compliant Officer of FIA.
Rosalie Powell	Company Secretary of FIA.
Matthew Quaife	Director of FIA.
Martin Dropkin	Director of FIA.
Katrina Nusum	Director of FIA.
Deborah Speight	Director of FIA (2022).
Richard McBrearty	Director of FIA (2022).
Adam Outerbridge	Director of FIA (2022).
Stacey Ramsay	Director of FIA (2022).
Keira Petty	AML/ATF Compliance Officer (2023) and AML/ATF Reporting Officer (2023).

(6) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Andrew McCaffery	Director of FIA(UK).
Victoria Kelly	Director of FIA(UK).
Maria Abbonizio	Director of FIA(UK).
FIL Investment Management Limited	Director of FIA(UK) (2022).
Company Secretary of FIA(UK).

(7) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

David Lane	President and Chief Executive Officer (2023).
Jeffrey S. Miller	Chief Operating Officer.
Michael Ciccone	Chief Compliance Officer (2023).
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Gerard McGraw	Director (2023).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director.
Michael Even	Director.
Alok Kapoor	Director (2022).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Beech Gate Millfield Lane

Lower Kingswood, Tadworth, Surrey

KT20 6RP, United Kingdom

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer	None
Timothy Mulcahy	Director	None
John Slyconish	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians or special purpose custodian, as applicable, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA, State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA, and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 89 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 19th day of April 2024.

Variable Insurance Products Fund II
By	/s/Stacie M. Smith Stacie M. Smith, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Stacie M. Smith		President and Treasurer	April 19, 2024
Stacie M. Smith		(Principal Executive Officer)

/s/ John J. Burke III		Chief Financial Officer	April 19, 2024
John J. Burke III		(Principal Financial Officer)

/s/Vijay C. Advani	*	Trustee	April 19, 2024
Vijay C. Advani

/s/Thomas P. Bostick	*	Trustee	April 19, 2024
Thomas P. Bostick

/s/Donald F. Donahue	*	Trustee	April 19, 2024
Donald F. Donahue

/s/Bettina Doulton	*	Trustee	April 19, 2024
Bettina Doulton

/s/Vicki L. Fuller	*	Trustee	April 19, 2024
Vicki L. Fuller

/s/Patricia L. Kampling	*	Trustee	April 19, 2024
Patricia L. Kampling

/s/Thomas Kennedy	*	Trustee	April 19, 2024
Thomas Kennedy

/s/Robert A. Lawrence	*	Trustee	April 19, 2024
Robert A. Lawrence

/s/Oscar Munoz	*	Trustee	April 19, 2024
Oscar Munoz

/s/David M. Thomas	*	Trustee	April 19, 2024
David M. Thomas

/s/Susan Tomasky	*	Trustee	April 19, 2024
Susan Tomasky

/s/Michael E. Wiley	*	Trustee	April 19, 2024
Michael E. Wiley

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated January 1, 2024, and August 1, 2023, and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Capital Trust

Fidelity Commonwealth Trust

Fidelity Commonwealth Trust II

Fidelity Contrafund

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Financial Trust

Fidelity Hastings Street Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company (“FMR”) or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys–in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after August 1, 2023.

WITNESS our hands on this first day of August 2023.

/s/Vijay Advani
Vijay Advani

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Advisor Series I

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Capital Trust

Fidelity Commonwealth Trust

Fidelity Commonwealth Trust II

Fidelity Concord Street Trust

Fidelity Contrafund

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Financial Trust

Fidelity Hastings Street Trust

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Mt. Vernon Street Trust

Fidelity Puritan Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company (“FMR”) or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys–in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2024.

WITNESS our hands on this first day of January 2024.

/s/Thomas P. Bostick	/s/Robert A. Lawrence
Thomas P. Bostick	Robert A. Lawrence

/s/Donald F. Donahue	/s/Oscar Munoz
Donald F. Donahue	Oscar Munoz

/s/Bettina Doulton	/s/David M. Thomas
Bettina Doulton	David M. Thomas

/s/Vicki L. Fuller	/s/Susan Tomasky
Vicki L. Fuller	Susan Tomasky

/s/Patricia L. Kampling	/s/Michael E. Wiley
Patricia L. Kampling	Michael E. Wiley

/s/Thomas Kennedy
Thomas Kennedy